                           FOUNTAIN SQUARE (R) FUNDS




                                                --------------------------------
                                                    QUALITY GROWTH FUND
                                                --------------------------------

                                                --------------------------------
                                                    EQUITY INCOME FUND
                                                --------------------------------

                                                --------------------------------
                                                    BALANCED FUND
                                                --------------------------------

                                                --------------------------------
                                                    MID CAP FUND
                                                --------------------------------
[PICTURE APPEARS HERE]
                                                --------------------------------
                                                    INTERNATIONAL EQUITY FUND
                                                --------------------------------

                                                --------------------------------
                                                    BOND FUND FOR INCOME
                                                --------------------------------

                                                --------------------------------
                                                    QUALITY BOND FUND
                                                --------------------------------

                                                --------------------------------
                                                    U.S. GOVERMENT SECURITY FUND
                                                --------------------------------

                                                --------------------------------
                                                    MUNICIPAL BOND FUND
                                                --------------------------------

                                                --------------------------------
                                                    OHIO TAX FREE BOND FUND
                                                --------------------------------



                         Annual Report to Shareholders

                                              July 31, 1997

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds' prospectus, which contains facts concerning the objectives and policies, management fees, expenses and other information.

For more complete information on the Fountain Square Funds, including fees, expenses and sales charges, please call 1-888-799-5353 for a prospectus, which you should read carefully before you invest or send money. The Fountain Square Funds are distributed by BISYS Fund Services.

Fifth Third Bank serves as Investment Advisor to the Funds and receives a fee for its services.

                 Fountain Square Funds, like all mutual funds:
                            . are NOT FDIC insured
                           . have no bank guarantee
                               . may lose value

Shareholder's Letter
--------------------------------------------------------------------------------


Dear Shareholder:

We are pleased to present the Fountain Square Funds' Annual Report to Shareholders for the year ended July 31, 1997. This letter offers us an opportunity to review some of the principles that have continued to guide our investment strategy in recent months and to comment on the market conditions of the past fiscal year. It also gives us a chance to explain our outlook for the months ahead, as well as our strategy going forward based on that outlook.

A strong period for stocks and bonds

It's been an extraordinary year in the financial markets, far exceeding even the most optimistic expectations of a year ago. During the past 12 months, the Standard & Poor's 500 Index gained 52%. In fact, it's hard to imagine a better stock-and-bond market than the one we experienced over the past year.

The gains were the result of good news on a number of fronts. First, continued economic growth, low inflation and low interest rates were all key factors. The market also was driven by good corporate earnings. Liquidity in the stock market also played a role, with high levels of cash flowing into mutual funds during the year. Finally, investor sentiment was strong throughout the period.

Interest rates fell during the 12-month period as well. The yield on the 30-year Treasury declined from 7% to 6.3% by July 31, 1997. At times during the past year, investors became concerned about renewed inflationary pressures. For example, many investors were worried about the potential for upward pressure on wages. Fortunately, higher inflation never materialized. In addition, the Federal Reserve Board was diligent in their watch against inflation, raising short-term interest rates in March to help slow economic growth.

Focus on long-term goals

We are focusing on the long-term implications of the market's spectacular performance. We emphasize that shareholders should not become overly caught up in day-to-day news--whether it's good or bad. Instead, our investment philosophy calls for investing in quality growth companies at attractive valuations. That approach has worked especially well for us in the past 12 months. During that period, technology and financial services stocks performed particularly well for funds.

We maintained our long-term approach to investing in the bond market as well, avoiding significant bets on the short-term direction of interest rates. Instead, we added value by shifting assets among sectors of the fixed-income market to take advantage of opportunities to boost incremental returns.

Looking forward

Clearly, stocks are more expensive than they were even a year ago. However, we believe that stocks still are not as expensive as they were in October of 1987, when we experienced a significant temporary market correction. It is our belief that corporate earnings supported the valuations of stocks over the past year. But corporate earnings must continue to advance if the stock market is to deliver further gains.

That said, we discourage investors from trying to "time the market." Many market timers thought that stocks were overvalued when the Dow Jones Industrial Average stood at 4000. If they sold their stock investments then, they would have missed out on the next 4000-point gain. Investors should instead maintain a long-term perspective on both the stock and bond markets, holding investment portfolios that suit their goals and risk tolerance without regard to temporary market fluctuations.

--------------------------------------------------------------------------------

Our best judgment is that the market can continue to post gains, based on good economic and market news. We've just completed our sixth consecutive calendar year of rising corporate earnings for firms whose stocks make up the S&P 500-- unprecedented performance in recent decades--and 1998 may be the seventh year. As we enter the later stages of this economic expansion, however, the growth of corporate earnings may slow down. The companies that do best in such a slow-growth environment are consistent, quality growth companies--exactly the types of firms in which many of the Fountain Square Funds invest.

We don't expect any significant interest rate changes during the next year. In fact, we expect yields on long-term bonds to stay within 50 basis points--half a percentage point--of their current level. We remain optimistic about the economy's strength, and the Federal Reserve has demonstrated its resolve to intervene to stifle inflationary pressures.

We would like to thank our shareholders for their continued confidence in us. At the Fountain Square Funds, we know that a successful investment plan is measured over the long term, not over three, six or even 12 months.

Sincerely,

/s/ James D. Berghausen
James D. Berghausen, CFA
Chief Investment Officer
Fifth Third Bank

Investment Reviews
--------------------------------------------------------------------------------

Fountain Square Quality Growth Fund

During the 12 months ended July 31, 1997, the Fund delivered a total return of 54.02% on Investment A Shares (before the deduction of the sales charge). That compares to a 52.11% return for the Standard & Poor's 500 Index, a 56.50% return for the Standard & Poor's BARRA Growth Index and a 42.90% return for the Lipper Growth Funds Average. We are including the Standard & Poor's 500 Index for the first time as a comparable benchmark, because it is widely used as an industry standard and is regarded as being representative of the U.S. stock market as a whole. The stock market benefited from a favorable inflation and interest rate environment, strong corporate earnings and significant cash flow into equities.

We continued to invest in reasonably valued shares of high-quality companies with above-average growth in earnings. We increased the Fund's exposure to technology and financial companies during the period. Its holdings included shares of firms such as Cisco Systems and Bank of New York.

The Fund's holdings also were heavily weighted in the health-care sector during the period. Due to a correction in health-care stocks, shares of these companies were selling at attractive valuations. Going forward, demographic factors bode well for these firms' product cycles and earnings growth. The Fund's investment in such companies included shares of Johnson & Johnson and American Home Products.

We reduced the Fund's exposure to energy, utility and consumer staples companies. In the utility and energy sectors, we expect sluggish earnings growth. We also are concerned that shares of many consumer staples companies are overvalued.

During the coming months, the Fund will continue to hold companies that offer the best combination of consistent earnings growth and attractive valuations. We will monitor valuations and the potential for sustainable growth prospects.

As of July 31, 1997, the Fund's top five holdings were Intel (6.8% of net assets), Oracle (5.1%), First Data Corp. (4.8%), Federal Home Loan Mortgage Corporation (4.2%) and Praxair (4.0%)./1/

       Growth of $10,000 Invested in Fountain Square Quality Growth Fund

                           [LINE GRAPH APPEARS HERE]

                                         Standard     Standard &
           Investment    Investment      & Poors      Poors BARRA  Lipper Growth
            A Shares*     C Shares*      500 Index    Growth Index Funds Average
         -----------------------------------------------------------------------
01/01/83      $9,550       $10,000        $10,000        $10,000      $10,000
07/31/83     $11,396       $11,886        $11,863        $11,594      $11,795
07/31/84     $11,216       $11,654        $11,510        $10,756      $10,463
07/31/85     $15,360       $15,898        $15,241        $13,839      $13,537
07/31/86     $20,090       $20,724        $19,571        $18,048      $16,734
07/31/87     $25,766       $26,482        $27,261        $24,941      $22,026
07/31/88     $22,387       $22,882        $24,057        $20,927      $19,556
07/31/89     $28,468       $28,978        $31,729        $27,893      $24,877
07/31/90     $31,712       $32,167        $33,781        $31,198      $26,323
07/31/91     $37,387       $37,771        $38,082        $36,028      $29,874
07/31/92     $42,928       $43,151        $42,945        $40,453      $33,228
07/31/93     $43,365       $43,560        $46,685        $41,051      $37,222
07/31/94     $44,740       $44,941        $49,090        $43,138      $38,906
07/31/95     $55,122       $55,370        $61,888        $56,393      $48,975
07/31/96     $62,118       $62,294        $72,133        $66,347      $53,820
07/31/97     $95,674       $95,176       $109,721       $103,837      $78,052

                        AVERAGE ANNUAL TOTAL RETURN FOR
                      THE PERIOD ENDED JULY 31, 1997* **

                                        Investment A      Investment C
                                        ------------      ------------
1 Year.....................................47.09%............52.79%
5 Year.....................................16.31%............17.14%
10 Year....................................13.49%............13.65%
Start of Performance (1/1/83)..............16.74%............16.70%

--------------------------------------------------------------------------------
/1/ The composition of the Fund's portfolio is subject to change.

Investment C Shares were initially offered April 19, 1996. The performance figures for Investment C Shares for periods prior to such date represent the performance for Investment A Shares of the Fund. Investment C Shareholders that redeem within one year of purchase are subject to a contingent deferred sales charge of 1.00%. Investment C Shares are also subject to administrative service fees at a maximum rate of 0.25% of 1% of the average daily net asset value of Investment C Shares. The maximum sales charge for Investment A Shares is 4.50%.

* Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

The Fund's performance is measured against the Standard & Poor's 500 Index and the Standard & Poor's BARRA Growth Index, both of which are unmanaged indices generally representative of the stock market, and the Lipper Growth Funds Average, representative of the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into this category. The Standard & Poor's 500 Index and the Standard & Poor's BARRA Growth Index do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. However, the Lipper Growth Funds Average and the Fund's performance do reflect the deduction of fees for these value-added services. Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** The quoted performance of the Quality Growth Fund includes performance of certain collective trust fund ("Commingled") accounts advised by Fifth Third Bank, for periods dating back to 1/1/83 and prior to the Quality Growth Fund's commencement of operations on 11/20/92, as adjusted to reflect the expenses associated with the Fund. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected. The performance shown reflects the deduction of fees for value-added services associated with a mutual fund, such as investment management and accounting fees. The performance also reflects reinvestment of all dividends and capital-gains distributions.

Fountain Square Equity Income Fund

The Fund posted a total return of 42.74%** on Investment A Shares (before the deduction of the sales charge) during the 12 months ended July 31, 1997, compared to 39.93% for the Lipper Equity Income Funds Average and 52.11% for the Standard & Poor's 500 Index.

During the period, the stock market benefited from falling interest rates, low inflation and continued corporate earnings growth. Financial stocks such as Norwest Bank Corp. and Mellon Bank Corp. performed especially well for the Fund. In addition, the Fund remained fully invested during the period.

The Fund's holdings were heavily weighted in the financial, energy and utilities sectors. We also doubled the Fund's exposure to the health-care sector by investing in companies such as Pfizer Inc. and Schering-Plough Corp. We limited our weighting in the technology and consumer cyclicals sectors because of their limited yield potential.

During the coming months, we believe that corporate earnings will continue to be strong and inflation is likely to remain low. We don't anticipate making any major changes in the Fund's sector allocations. Instead, the Fund will continue to invest in companies that provide stable earnings growth and appealing dividends at attractive valuations.

As of July 31, 1997, the Fund's top five holdings were Mellon Bank Corp. (5.9% of net assets), Ameritech (4.8%), Chevron (4.3%), Bank of New York (4.2%) and RPM (4.2%)./2/

        Growth of $10,000 Invested in Fountain Square Equity Income Fund

                          [LIINE GRAPH APPEARS HERE]

                                           Standard
            Investment A   Investment C     & Poor's  Lipper Equity Income
              Shares*        Shares*       500 Index     Funds Average
            --------------------------------------------------------------
01/01/83      $9,531         $10,000        $10,000         $10,000
07/31/83     $11,302         $11,805        $11,863         $11,285
07/31/84     $11,354         $11,783        $11,510         $11,322
07/31/85     $14,948         $15,396        $15,241         $14,585
07/31/86     $20,990         $21,489        $19,571         $17,861
07/31/87     $24,948         $25,343        $27,261         $21,861
07/31/88     $22,448         $22,627        $24,057         $20,734
07/31/89     $28,750         $28,801        $31,729         $25,666
07/31/90     $30,208         $30,045        $33,781         $25,719
07/31/91     $34,740         $34,298        $38,082         $28,383
07/31/92     $39,115         $38,375        $42,945         $32,423
07/31/93     $39,792         $38,715        $46,685         $36,667
07/31/94     $39,896         $38,555        $49,090         $37,957
07/31/95     $45,990         $44,137        $61,888         $44,338
07/31/96     $53,281         $50,745        $72,133         $49,730
07/31/97     $76,026         $71,972       $109,721         $67,855

                        AVERAGE ANNUAL TOTAL RETURN FOR
                      THE PERIOD ENDED JULY 31, 1997* **

                                        Investment A       Investment C
1 Year.....................................36.29%.............41.83%
5 Year.....................................13.18%.............13.40%
10 Year....................................11.26%.............11.00%
Start of Performance (1/1/83)..............14.92%.............14.49%

/2/ The composition of the Fund's portfolio is subject to change.

Investment C Shareholders that redeem within one year of purchase are subject to a contingent deferred sales charge of 1.00%. Investment C Shares are also subject to administrative service fees at a maximum rate of 0.25 of 1% of the average daily net asset value of Investment C Shares. The maximum sales charge for Investment A Shares is 4.50%.** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

The Fund's performance is measured against the Standard and Poor's 500 Index and the Lipper Equity Income Funds Average. The Standard and Poor's 500 Index is an unmanaged index that is generally representative of the U.S. stock market as a whole. The Lipper Equity Income Funds Average is representative of the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into this category. The Lipper Growth and Income Funds Average and the Fund's performance reflect the deduction of fees for these value-added services. However, the performance of the Standard and Poor's 500 Index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** The quoted performance of the Equity Income Fund includes performance of certain collective trust fund ("Commingled") accounts advised by Fifth Third Bank, for periods dating back to 1/1/83 and prior to the Equity Income Fund's commencement of operations on 1/27/97, as adjusted to reflect the expenses associated with the Fund. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected. The performance shown reflects the deduction of fees for value-added services associated with a mutual fund, such as investment management and accounting fees. The performance also reflects reinvestment of all dividends and capital-gains distributions.

Fountain Square Balanced Fund

The Fund posted a 38.45% total return on Investment A Shares (before the deduction of the sales charge) during the 12 months ended July 31, 1997. That compares to a return of 52.11% for the Standard & Poor's 500 Index, 56.50% for the Standard & Poor's BARRA Growth Index, 10.76% for the Lehman Brothers Aggregate Bond Index and 29.46% for the Lipper Balanced Funds Average. We are including the Standard & Poor's 500 Index for the first time as a comparable benchmark, because it is widely used as an industry standard and is regarded as being representative of the U.S. stock market as a whole.

--------------------------------------------------------------------------------

When stocks and bonds appear to offer similar trade-offs between risk and potential reward, the Fund invests 65% of its assets in stocks, with the rest in bonds. During the recent period, we maintained that neutral weighting. The Fund's equity holdings emphasized large, high-quality growth companies and fast-growing mid-cap companies in a variety of industries. We favored the technology, health-care and financial sectors because these areas offered the best combination of attractive valuations and strong growth prospects.

During the period, we increased the Fund's exposure to shares of medium-sized, high-quality companies that have good growth potential. Valuations of mid-cap stocks appear to be more attractive than those of large-company stocks at this time. The Fund started the period with 25% of its equity holdings in mid-caps and 75% in large-company shares. As of July 31, 1997, that allocation had changed to 65% in large-cap shares and 35% in mid-cap shares./3/

The Fund's fixed-income holdings included a mix of corporate bonds (7.0% of net assets), asset-backed securities (1.9%), mortgage-backed securities (3.9%) and U.S. Government securities (19.1%), with the remainder in cash equivalents (3.2%)./3/

Going forward, we anticipate that the Fund will maintain a neutral mix of 65% equities and 35% bonds. A favorable inflation and interest-rate environment would likely be positive for stocks. Other positive factors for the markets include favorable cash flows into equities, strong corporate earnings, merger and acquisition activity, share repurchasing and favorable investor sentiment. Thus, we will continue to emphasize equities, while keeping a careful eye on valuations of individual companies.

As of July 31, 1997, the Fund's top five holdings were Intel (4.1% of net assets), Adaptec (3.2%), First Data Corp. (2.5%), Oracle (2.4%) and Federal Home Loan Mortgage Corp. (2.2%)./3/

          Growth of $10,000 Invested in Fountain Square Balanced Fund

                           [LINE GRAPH APPEARS HERE]




             Investment A      Investment C                     S&P BARRA          Lehman Bros.        Lipper Balanced
               Shares *          Shares *       S&P 500        Growth Index       Aggregate Bond        Funds Average
-----------------------------------------------------------------------------------------------------------------------
01/01/83         $9,550         $10,000         $10,000          $10,000             $10,000               $10,000
07/31/83        $11,000         $11,498         $11,863          $11,594             $10,243               $10,872
07/31/84        $11,550         $12,021         $11,510          $10,756             $11,133               $10,748
07/31/85        $15,750         $16,337         $15,241          $13,839             $13,796               $13,957
07/31/86        $20,700         $21,333         $19,571          $18,048             $16,761               $17,593
07/31/87        $25,300         $25,993         $27,261          $24,941             $17,518               $21,152
07/31/88        $24,350         $24,917         $24,057          $20,927             $18,844               $20,084
07/31/89        $30,600         $31,163         $31,729          $27,893             $21,709               $24,494
07/31/90        $34,450         $34,914         $33,781          $31,198             $23,244               $25,349
07/31/91        $40,700         $41,090         $38,082          $36,028             $25,732               $28,506
07/31/92        $48,050         $48,314         $42,945          $40,453             $29,534               $32,370
07/31/93        $49,747         $49,961         $46,685          $41,051             $32,537               $35,950
07/31/94        $50,754         $50,972         $49,090          $43,138             $32,567               $37,057
07/31/95        $60,587         $60,847         $61,888          $56,393             $35,860               $42,768
07/31/96        $64,539         $64,693         $72,133          $66,347             $37,846               $47,404
07/31/97        $89,356         $88,969        $109,721         $103,837             $41,920               $62,066

                        AVERAGE ANNUAL TOTAL RETURN FOR
                      THE PERIOD ENDED JULY 31, 1997* **

                                                   Investment A  Investment C
                                                   ------------  ------------
1 Year.................................................32.26%........37.52%
5 Year.................................................12.18%........12.99%
10 Year................................................12.92%........13.09%
Start of Performance (1/1/83)..........................16.19%........16.16%

/3/ The composition of the Fund's portfolio is subject to change.

Investment C Shares were initially offered April 19, 1996. The performance figures for Investment C Shares for periods prior to such date represent the performance for Investment A Shares of the Fund. Investment C Shareholders that redeem within one year of purchase are subject to a contingent deferred sales charge of 1.00%. Investment C Shares are also subject to administrative service fees at a maximum rate of 0.25 of 1% of the average daily net asset value of Investment C Shares. The maximum sales charge for Investment A Shares is 4.50%.

--------------------------------------------------------------------------------

* Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

The Fund's performance is measured against the Standard & Poor's 500 Index and the Standard and Poor's BARRA Growth Index, unmanaged indices generally representative of the stock market; the Lehman Brothers Aggregate Bond Index, an unmanaged index generally representative of the bond market as a whole; and the Lipper Balanced Funds Average, representative of the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into this category. The Standard & Poor's 500 Index, the Standard and Poor's BARRA Growth Index and the Lehman Brothers Aggregate Bond Index do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. However, the Lipper Balanced Funds Average and the Fund's performance do reflect the deduction of fees for these value-added services. Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** The quoted performance of the Balanced Fund includes performance of certain collective trust fund ("Commingled") accounts advised by Fifth Third Bank, for periods dating back to 1/1/83 and prior to the Balanced Fund's commencement of operations on 11/20/92, as adjusted to reflect the expenses associated with the Fund. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected. The performance shown reflects the deduction of fees for value-added services associated with a mutual fund, such as investment management and accounting fees. The performance also reflects reinvestment of all dividends and capital-gains distributions.

Fountain Square Mid Cap Fund

The Fund posted a total return of 47.17% on Investment A Shares (before the deduction of the sales charge) during the 12-month period that ended July 31, 1997. That compares to a 45.38% return for the Standard & Poor's MidCap 400 Index and a 35.01% return for the Lipper MidCap Funds Average. Stock market conditions favored large-company stocks over mid-cap shares for the period. As a result, we focused on shares of larger mid-cap companies.

Our strategy has remained consistent. We look for mid-cap companies with profitable market niches and above-average growth prospects and purchase their shares when they are neglected by other investors. The Fund's holdings are overweighted in the technology, health-care, financial and capital goods sectors. For example, the Fund's investments during the recent period included shares of Flextronics International, Ballard Medical Products, Cincinnati Financial Corp. and Federal Signal.

The outlook is favorable for mid-cap stocks, which have underperformed relative to large company stocks and are thus trading at relatively attractive valuations. We will continue to take advantage of valuation discrepancies, buying more shares of companies at the smaller end of the mid-cap spectrum.

As of July 31, 1997, the Fund's top five holdings were Adaptec (6.3% of net assets), American Bankers Insurance (4.8%), Comair (4.8%), Zebra Technologies (4.5%) and Cardinal Health, Inc. (4.4%)./4/

           Growth of $10,000 Invested in Fountain Square Mid Cap Fund


                           [LINE GRAPH APPEARS HERE]

                                      Standard
                                      & Poor's
          Investment   Investment      Midcap          Lipper MidCap
           A Shares*    C Shares*     400 Index        Funds Average
-----------------------------------------------------------------------
01/01/85     $9,562     $10,000        $10,000             $10,000
07/31/85    $11,313     $11,805        $12,190             $11,669
07/31/86    $14,108     $14,668        $15,854             $14,494
07/31/87    $17,172     $17,659        $19,421             $18,479
07/31/88    $16,599     $16,867        $17,912             $16,306
07/31/89    $20,842     $21,091        $23,819             $20,430
07/31/90    $22,694     $22,843        $25,360             $22,195
07/31/91    $28,216     $28,304        $31,047             $26,626
07/31/92    $31,583     $31,550        $36,443             $29,666
07/31/93    $32,751     $32,670        $42,515             $34,997
07/31/94    $34,410     $34,325        $44,014             $34,731
07/31/95    $43,166     $43,060        $54,794             $47,117
07/31/96    $43,714     $43,537        $59,044             $49,700
07/31/97    $64,328     $63,584        $85,837             $67,074


                        AVERAGE ANNUAL TOTAL RETURN FOR
                       THE PERIOD ENDED JULY 31, 1997* **

                                                Investment A    Investment C
                                                ------------    ------------
1 Year..............................................40.58%..........46.05%
5 Year..............................................14.24%..........15.05%
10 Year.............................................13.60%..........13.67%
Start of Performance (1/1/85).......................15.93%..........15.83%

/4/ The composition of the Fund's portfolio is subject to change.

Investment C Shares were initially offered April 19, 1996. The performance figures for Investment C Shares for periods prior to such date represent the performance for Investment A Shares of the Fund. Investment C Shareholders that redeem within one year of purchase are subject to a contingent deferred sales charge of 1.00%. Investment C Shares are also subject to administrative service fees at a maximum rate of 0.25 of 1% of the average daily net asset value of Investment C Shares. The maximum sales charge for Investment A Shares is 4.50%.

* Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

The Fund's performance is measured against the Standard & Poor's MidCap 400 Index, an unmanaged index generally representative of the mid-cap sector of the U.S. stock market, and the Lipper MidCap Funds Average, representative of the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into this category. The Standard & Poor's MidCap 400 Index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. However, the Lipper MidCap Funds Average and the Fund's performance do reflect the deduction of fees for these value-added services. Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** The quoted performance of the Mid Cap Fund includes performance of certain collective trust fund ("Commingled") accounts advised by Fifth Third Bank, for periods dating back to 1/1/85 and prior to the Mid Cap Fund's commencement of operations on 11/20/92, as adjusted to reflect the expenses associated with the Fund. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected. The performance shown reflects the deduction of fees for value-added services associated with a mutual fund, such as investment management and accounting fees. The performance also reflects reinvestment of all dividends and capital-gains distributions.

Fountain Square International Equity Fund

During the 12-month period ended July 31, 1997, the total return on Investment A Shares (before the deduction of the sales charge) was 21.78%. That compares to an 18.12% return for the MSCI EAFE (Europe, Australia and Far East) Index.

In Europe, the focus was on the Economic Monetary Union (EMU). The past twelve months saw a dramatic turnaround in market perceptions about the possibility of Europe actually adopting a single currency. Governments reined in spending, and interest rates fell dramatically, producing a very friendly climate for financial assets. During this time, we increased the portfolio's commitment to Europe from 37.8% at the beginning to 52.1% at the end./5/ We were rewarded as MSCI Europe produced a 37.81% return for the twelve-month period.

The Japanese market experienced a great deal of volatility during the period, but the net result was a -7.50% return for the year. Japan has been in a bear market due to an extended period of deflation. In the medium to long term, we believe that regulatory reforms in the financial services sector, as well as eventual government deregulation of the economy, will help increase corporate profitability and lead to internally generated economic growth. We anticipate that Japanese economic recovery will broaden beyond the manufacturing and export sectors. However, we are underweighted in Japan at the moment, compared to the EAFE index, because we believe this will be a slow process. The Japanese market has the benefit of a low correlation with the U.S. market, so we see a defensive component to our investment in Japan. Far Eastern investments equaled 35.3% of the Fund's net assets as of July 31, 1997./5/

In general, we look for undervalued markets and fundamental changes in earnings growth and investor sentiment. The U.S. market remains expensive relative to the rest of the world. We view this as an opportunity for outperformance in the European and Asian markets.

We take a strategic long-term approach to hedging. In the past year, we limited our currency risks by investing in forward contracts to reduce our exposure to the Japanese yen and Deutsche mark-bloc currencies. We are currently partially hedging our exposure to European currencies such as Italian lira and French francs, and will continue to keep a watchful eye on risks and opportunities related to currencies.

    Growth of $10,000 Invested in Fountain Square International Equity Fund

                           [LINE GRAPH APPEARS HERE]

                                                                 Morgan Stanley
                                                                    Capital
                                Intvestment A     Intvestment C  International
                                   Shares*           Shares*       EAFE Index
                               ----------------------------------------------
                08/18/94          $9,551            $10,000          $10,000
                07/31/95          $9,389             $9,830          $10,448
                07/31/96         $10,258            $10,710          $10,817
                07/31/97         $12,492            $12,986          $12,776

                        AVERAGE ANNUAL TOTAL RETURN FOR
                        THE PERIOD ENDED JULY 31, 1997*

                                    Investment A             Investment C
                                    ------------             ------------
1 Year.................................16.26%....................21.25%
5 Year...................................NA........................NA
Start of Performance (8/18/94)..........7.82%.....................9.24%

/5/ The composition of the Fund's portfolio is subject to change.

International investing involves increased risk and volatility.

Investment C Shares were initially offered April 19, 1996. The performance figures for Investment C Shares for periods prior to such date represent the performance for Investment A Shares of the Fund. Investment C Shareholders that redeem within one year of purchase are subject to a contingent deferred sales charge of 1.00%. Investment C Shares are also subject to administrative service fees at a maximum rate of 0.25 of 1% of the average daily net asset value of Investment C Shares. The maximum sales charge for Investment A Shares is 4.50%.

--------------------------------------------------------------------------------

* Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

The Fund's performance is measured against the Morgan Stanley Capital International EAFE Index, an unmanaged index generally representative of the foreign stock market. The Index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. However, the Fund's performance does reflect the deduction of fees for these value-added services. Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Fountain Square Bond Fund For Income

The Fund delivered a total return of 8.03%** on Investment A Shares (before the deduction of the sales charge) during the 12-month period ended July 31, 1997. That return reflected an income distribution of $0.37 per share and an increase in the Fund's net asset value from $12.00 to $12.19. The Fund's benchmark, the Lehman Brothers Intermediate Government Corporate Index, returned 9.07%, while the Lipper Short-Intermediate Investment Grade Bond Funds Average, posted a total return of 8.01% during the period.

Interest rates rose in the first quarter of 1997, due to strong economic growth and the threat of rising inflation. Rates declined later in the period as economic growth slowed and inflation remained in check. Some investors are coming to believe that increases in workers' productivity will allow the economy to continue to grow at a moderate pace without triggering inflation.

The Fund seeks to provide shareholders with stable current income and therefore takes a somewhat cautious approach. The average maturity of the Fund stood at
4.5 years at its inception and fell to around 4 years by July 31, 1997. The Fund maintained a roughly neutral average maturity to its benchmark, as there was not enough clear evidence about the direction of interest rates, economic growth and inflation to take a more aggressive stance.

The Fund benefited from its investments in securities that mature in around 10 years or less, which performed better than comparable 30-year issues. We found opportunities in new securities issued by corporations. These new issues offered better yields than comparable issues available in the secondary market, which offered relatively low yield advantages over government issues. Corporate securities made up 51.5% of the Fund's net assets on July 31, 1997./6/

The Fund's holdings in callable government agency securities also helped boost its performance. These securities featured attractive yields relative to many corporate issues, coupled with strong credit quality. The overall credit quality of the Fund's holdings was high, at AA2./6/

Looking ahead, we expect the economy to grow at a moderate pace and inflation to remain under control. We will continue to hold roughly half of the Fund's portfolio in corporate issues, with the remaining half consisting of high-quality, AAA-rated U.S. Government securities, as well as cash equivalents. We also will look for opportunities in the mortgage market as selected issues become attractive. We will not make large bets based on the direction of interest rates, as such an approach would conflict with the Fund's emphasis on providing shareholders with stable current income.

       Growth of $10,000 Invested in Fountain Square Bond Fund For Income

                           [LINE GRAPH APPEARS HERE]

                                                           Lipper Short Term
                                                            Investment Grade
                                        Lehman Brothers    Debt Funds Average/
                                         Intermediate         Lipper Short-
                                          Government          Intermediate
              Investment  Investmente     Corporate          Investment Grade
               A Shares*   C Shares*        Index           Bond Fund Average
            --------------------------------------------------------------------
01/01/83         $9,556     $10,000         $10,000             $10,000
07/31/83         $9,922     $10,344         $10,329             $10,372
07/31/84        $10,653     $11,021         $11,256             $10,951
07/31/85        $12,924     $13,271         $13,579             $12,786
07/31/86        $15,379     $15,663         $15,943             $15,136
07/31/87        $15,875     $16,053         $16,701             $15,827
07/31/88        $16,945     $17,012         $17,900             $16,652
07/31/89        $19,112     $19,034         $20,178             $18,444
07/31/90        $20,183     $19,963         $21,614             $19,597
07/31/91        $22,167     $21,747         $23,824             $21,358
07/31/92        $25,300     $24,636         $27,193             $24,169
07/31/93        $27,546     $26,642         $29,533             $26,059
07/31/94        $26,554     $25,481         $29,810             $25,874
07/31/95        $29,034     $27,661         $32,439             $27,673
07/31/96        $30,340     $28,687         $34,161             $29,061
07/31/97        $32,784     $30,740         $37,260             $30,929

                        AVERAGE ANNUAL TOTAL RETURN FOR
                       THE PERIOD ENDED JULY 31, 1997* **

                                               Investment A       Investment C
                                               ------------       ------------
1 Year............................................3.17%..............7.16%
5 Year............................................4.35%..............4.53%
10 Year...........................................7.02%..............6.71%
Start of Performance (1/1/83).....................8.48%..............8.00%

/6/ The composition of the Fund's portfolio is subject to change.

Investment C Shareholders that redeem within one year of purchase are subject to a contingent deferred sales charge of 1.00%. Investment C Shares are also subject to administrative service fees at a maximum rate of 0.25 of 1% of the average daily net asset value of Investment C Shares. The maximum sales charge for Investment A Shares is 4.50%.

* Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

The Fund's performance is measured against the Lehman Brothers Intermediate Government Corporate Index, an unmanaged index generally representative of the performance of the bond market as a whole. The Fund's performance is also measured against the Lipper Short Term Investment Grade Debt Funds Average from 1/1/83 to 7/31/83, prior to the creation of the Lipper Short-Intermediate Investment Grade Bond Funds Average, against which the performance is measured. The Lipper averages are representative of the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the same bond market category. The Lehman Brothers Intermediate Government Corporate Index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. However, Lipper Short Term Investment Grade Debt Funds Average, the Lipper Short-Intermediate Investment Grade Bond Funds Average and the Fund's performance do reflect the deduction of fees for these value-added services. Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** The quoted performance of the Bond Fund For Income includes performance of certain collective trust fund ("Commingled") accounts advised by Fifth Third Bank, for periods dating back to 1/1/83 and prior to the Bond Fund For Income's commencement of operations on 1/27/97, as adjusted to reflect the expenses associated with the Fund. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected. The performance shown reflects the deduction of fees for value-added services associated with a mutual fund, such as investment management and accounting fees. The performance also reflects reinvestment of all dividends and capital-gains distributions.

Fountain Square Quality Bond Fund

The Fund posted a total return of 9.43% on Investment A Shares (before the deduction of the sales charge) during the 12 months ended July 31, 1997. That return reflected an income distribution of

$0.55 per share and an increase in the Fund's net asset value from $9.52 to $9.85. The Fund's benchmarks, the Lehman Brothers Aggregate Bond Index and the Lipper Intermediate Investment Grade Debt Funds Average, returned 10.76% and 10.06%, respectively, for the period.

The economy generally grew at a moderate pace during the recent 12 months, while inflation remained low. The yield on the 30-year Treasury bond fell by approximately 67 basis points during the period, to 6.35% on July 31, 1997. However, bond prices fluctuated considerably as investors received mixed signals about the strength of the economy and inflation and the direction of interest rates. Economic growth was inconsistent from quarter to quarter, and wage pressures at times led to concerns about rising inflation. In that environment, day-to-day bond prices were determined more by investor sentiment than by fundamental factors.

We kept the Fund's average maturity roughly neutral compared to its benchmark, to reduce shareholders' risk in this uncertain environment. However, we occasionally increased the Fund's average maturity to take advantage of opportunities presented by market volatility. For instance, we increased the Fund's average maturity in February when interest rates were high, which benefited the Fund when the market rallied. But such changes in the Fund's average maturity were relatively minor.

We also sought to reduce shareholders' risk by holding only high-quality issues. For example, the average credit quality of the Fund's holdings was AAA, with no holding rated below BBB./7/

We found opportunities in various market sectors. Our investments in callable government agency securities, in particular, helped boost the Fund's performance. These securities offered strong credit quality with relatively high yields compared to corporate securities of similar quality. Our lack of exposure to mortgage securities dampened the Fund's performance, as those securities did well during the first half of 1997.

Going forward, we believe that the fundamental factors behind the current condition of the economy have not changed. We expect the economy to continue to grow at a moderate rate and inflation to remain low at around 3%. Some investors argue that the U.S. economy will continue to grow without generating inflationary pressures because technology has increased workers' productivity. This is a relatively new notion, and we will watch to see if investors embrace it. Meanwhile, any signs of rising inflation could trigger a rate increase by the Federal Reserve Board. Therefore, we will structure the Fund cautiously.

        Growth of $10,000 Invested in Fountain Square Quality Bond Fund

                           [LINE GRAPH APPEARS HERE]

                                                   Lehman Brothers   Lipper Intermediate
               Investment A     Investment C          Aggregate        Investment Grade
                 Shares*          Shares*             Bond Index      Debt Funds Average
              --------------------------------------------------------------------------
01/01/83         $9,542           $10,000              $10,000             $10,000
07/31/83         $9,663           $10,111              $10,243             $10,075
07/31/84        $10,217           $10,645              $11,133             $10,770
07/31/85        $12,530           $12,993              $13,796             $13,061
07/31/86        $14,940           $15,418              $16,761             $15,415
07/31/87        $15,422           $15,851              $17,518             $16,086
07/31/88        $16,241           $16,634              $18,844             $17,213
07/31/89        $18,313           $18,677              $21,709             $19,255
07/31/90        $19,229           $19,525              $23,244             $20,358
07/31/91        $21,012           $21,233              $25,732             $22,297
07/31/92        $23,976           $24,138              $29,534             $25,596
07/31/93        $25,732           $25,873              $32,537             $28,047
07/31/94        $25,410           $25,549              $32,567             $28,067
07/31/95        $27,669           $27,821              $35,860             $30,618
07/31/96        $28,736           $28,854              $37,846             $32,204
07/31/97        $31,446           $31,358              $41,920             $35,590

                        AVERAGE ANNUAL TOTAL RETURN FOR
                      THE PERIOD ENDED JULY 31, 1997* **


                                                Investment A           Investment C
                                                ------------           ------------
     1 Year........................................4.49%...................8.68%
     5 Year........................................4.60%...................5.37%
     10 Year.......................................6.89%...................7.06%
     Start of Performance (1/1/83).................8.17%...................8.15%

--------------------------------------------------------------------------------

/7/ The composition of the Fund's portfolio is subject to change.

Investment C Shares were initially offered April 19, 1996. The performance figures for Investment C Shares for periods prior to such date represent the performance for Investment A Shares of the Fund. Investment C Shareholders that redeem within one year of purchase are subject to a contingent deferred sales charge of 1.00%. Investment C Shares are also subject to administrative service fees at a maximum rate of 0.25 of 1% of the average daily net asset value of Investment C Shares. The maximum sales charge for Investment A Shares is 4.50%.

* Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

The Fund's performance is measured against the Lehman Brothers Aggregate Bond Index, an unmanaged index generally representative of the performance of the bond market as a whole, and the Lipper Intermediate Investment Grade Debt Funds Average, representative of the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into this category. The Lehman Brothers Aggregate Bond Index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. However, the Lipper Intermediate Investment Grade Debt Funds Average and the Fund's performance do reflect the deduction of fees for these value-added services. Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** The quoted performance of the Quality Bond Fund includes performance of certain collective trust fund ("Commingled") accounts advised by Fifth Third Bank, for periods dating back to 1/1/83 and prior to the Quality Bond Fund's commencement of operations on 11/20/92, as adjusted to reflect the expenses associated with the Fund. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected. The performance shown reflects the deduction of fees for value-added services associated with a mutual fund, such as investment management and accounting fees. The performance also reflects reinvestment of all dividends and capital-gains distributions.

Fountain Square U.S. Government Securities Fund

During the 12 months that ended July 31, 1997, the Fund, which invests in U.S. Government securities, distributed income of $0.54 per share for Investment A Shares. The Fund's net asset value increased from $9.55 to $9.75, providing a total return of 7.83% on Investment A Shares (before the deduction of the sales charge). That compares to 8.59% and 7.59% returns for the Fund's benchmarks, the Lehman Brothers Intermediate Government Bond Index and the Lipper Short-Intermediate U.S. Government Bond Funds Average, respectively.

Interest rates fell significantly during the period. For example, the yield on a five-year Treasury note fell from 6.56% at the beginning of the year to 5.90% by July 31, 1997. Although rates ended the period lower than they began it, there was considerable volatility in rates and bond prices during the intervening months.

Interest rates rose during the fourth quarter of 1996 and the first quarter of 1997 on signs of strong economic growth. Investors worried that low unemployment would translate into rising labor costs and rising prices. Growth reportedly slowed to around 2% by the second quarter of 1997--a more manageable level--and bonds rallied.

U.S. Treasury bonds underperformed other U.S. Government securities during the year. We sold some Treasuries and invested more in mortgage-backed securities and U.S. agency debt. These securities performed slightly better than Treasuries during the year and helped increase the Fund's overall yield. However, we still maintain a significant stake in U.S. Treasuries, which accounted for 56.8% of the Fund's net assets at the end of the period. That compared to 3.4% of the Fund's assets in mortgages and 36.5% in government agency issues./8/

The Fund's average maturity began the year at 3.8 years and dropped as low as
3.5 years before finishing the period at 3.9 years. We maintained a relatively stable average maturity to pursue the Fund's primary objective: stability of income while trying to maximize total return.

Looking ahead, we anticipate continued volatility in the bond market. Investors are still questioning whether the tight labor market will fuel inflation. Another question on investors' minds is how fast

--------------------------------------------------------------------------------

and how far the members of the Federal Reserve Board will let the economy expand before they raise interest rates.

In that potentially volatile environment, we will not make large bets on the short-term direction of interest rates. Over the longer term, however, we still expect rates to fall. If that occurs, the Fund's stake in mortgages and agency debt should help maintain a stable flow of income.

 Growth of $10,000 Invested in Fountain Square U.S. Government Securities Fund

                           [LINE GRAPH APPEARS HERE]

                                                                         Lipper Short-
                                                    Lehman Brothers      Intermediate
                                                     Intermediate       U.S. Government
              Investment        Investment            Government           Bond Funds
               A Shares*         C Shares*            Bond Index             Average
              ------------------------------------------------------------------------
01/01/86         $9,546           $10,000               $10,000              $10,000
07/31/86        $10,061           $10,520               $10,882              $10,556
07/31/87        $10,499           $10,905               $11,370              $11,038
07/31/88        $10,968           $11,299               $12,162              $11,815
07/31/89        $11,876           $12,180               $13,701              $13,124
07/31/90        $12,693           $12,964               $14,668              $14,053
07/31/91        $13,767           $14,003               $16,163              $15,391
07/31/92        $14,992           $15,178               $18,393              $17,229
07/31/93        $15,866           $16,047               $19,898              $18,553
07/31/94        $15,885           $16,066               $20,081              $18,593
07/31/95        $17,102           $17,296               $21,764              $19,953
07/31/96        $17,723           $17,899               $22,896              $20,916
07/31/97        $19,111           $19,137               $24,862              $22,590

                        AVERAGE ANNUAL TOTAL RETURN FOR
                      THE PERIOD ENDED JULY 31, 1997* **


                                                      Investment A          Investment C
                                                      ------------          ------------
      1 Year..............................................2.98%.................6.92%
      5 Year..............................................4.01%.................4.74%
      10 Year.............................................5.68%.................5.78%
      Start of Performance (1/1/86).......................5.75%.................5.76%

/8/ The composition of the Fund's portfolio is subject to change.

Investment C Shares were initially offered April 19, 1996. The performance figures for Investment C Shares for periods prior to such date represent the performance for Investment A Shares of the Fund. Investment C Shareholders that redeem within one year of purchase are subject to a contingent deferred sales charge of 1.00%. Investment C Shares are also subject to administrative service fees at a maximum rate of 0.25 of 1% of the average daily net asset value of Investment C Shares. The maximum sales charge for Investment A Shares is 4.50%.

* Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

The Fund's performance is measured against the Lehman Brothers Intermediate Government Bond Index, an unmanaged index generally representative of intermediate-term government bonds, and the Lipper Short-Intermediate U.S. Government Bond Funds Average, representative of the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into this category. The Lehman Brothers Intermediate Government Bond Index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. However, the Lipper Short-Intermediate U.S. Government Bond Funds Average and the Fund's performance do reflect the deduction of fees for these value-added services. Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** The quoted performance of the U.S. Government Securities Fund includes performance of certain collective trust fund ("Commingled") accounts advised by Fifth Third Bank, for periods dating back to 1/1/86 and prior to the U.S. Government Securities Fund's commencement of operations on 11/20/92, as adjusted to reflect the expenses associated with the Fund. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected. The performance shown reflects the deduction of fees for value-added services associated with a mutual fund, such as investment management and accounting fees. The performance also reflects reinvestment of all dividends and capital-gains distributions.

Fountain Square Municipal Bond Fund

The Fund delivered a total return of 7.10%** on Investment A Shares (before the deduction of the sales charge) during the 12-month period ended July 31, 1997. That compares to a 8.61% return for the Lehman Brothers 7-Year Municipal Bond Index and a 7.94% return for the Lipper Intermediate Municipal Debt Funds Average. The Fund distributed income of $0.28 per share/9/, and its net asset value increased from $12.00 to $12.33.

Moderate economic growth and low inflation have created a very positive environment for municipal bonds during the past several months. We typically avoid states with potential economic problems, because municipal issues from such states tend to be more risky. But since the end of January, most states and municipalities enjoyed healthy economies, providing ample investment opportunities for the Fund.

We took advantage of the strong supply of municipal bonds across the country to enhance the Fund's call structure by purchasing bonds with longer calls or call protection. At the same time, we sold bonds with shorter calls. We also improved the Fund's overall credit quality with our trades, since lower quality issues did not provide much incremental yield. That brought the Fund's average credit quality to AA1./10/

The Fund's average maturity stood at 7.8 years at the beginning of February, but we lengthened it to as long as 8.7 years in early June, just before the bond market rallied again. During that rally, we brought the Fund's average maturity back down to 7.7 years on July 31, 1997./10/

The market may be volatile during the coming months as investors react to signs of stronger economic growth or inflation. We won't make any large interest rate bets in that environment. Instead, we will make modest changes in our average maturity or investments in individual securities, reducing risk when we can. We also will continue to consolidate the Fund's holdings into larger blocks of bonds with better call protection. Finally, our AA1 credit rating means that if yields on lower quality investment grade issues become more attractive, we can invest in some of those issues without threatening the Fund's overall credit quality.

       Growth of $10,000 Invested in Fountain Square Municipal Bond Fund

                           [LINE GRAPH APPEARS HERE]

                                          Lehman Brothers
                                             Municipal
                                            Bond Index/      Lipper Intermediate
           Investment      Investment     7-Year Municipal     Municipal Debt
            A Shares*       C Shares*       Bond index          Funds Average
          ----------------------------------------------------------------------
01/01/83       $9,548        $10,000          $10,000              $10,000
07/31/83      $10,258        $10,697          $10,843              $10,477
07/31/84      $10,753        $11,134          $11,436              $11,128
07/31/85      $12,968        $13,341          $13,733              $12,734
07/31/86      $14,581        $14,870          $16,065              $14,266
07/31/87      $15,333        $15,521          $17,523              $15,272
07/31/88      $15,979        $16,053          $18,754              $16,164
07/31/89      $17,226        $17,182          $21,038              $17,659
07/31/90      $18,172        $17,984          $22,453              $18,802
07/31/91      $19,570        $19,226          $24,368              $20,384
07/31/92      $21,591        $21,054          $27,562              $22,902
07/31/93      $22,731        $22,009          $29,643              $24,778
07/31/94      $23,075        $22,175          $30,437              $25,466
07/31/95      $24,280        $23,165          $32,897              $27,211
07/31/96      $25,312        $23,961          $34,564              $28,738
07/31/97      $27,106        $25,471          $37,541              $31,194

                        AVERAGE ANNUAL TOTAL RETURN FOR
                      THE PERIOD ENDED JULY 31, 1997* **

                                                   Investment A   Investment C
                                                   ------------   ------------
1 Year.................................................2.31%..........6.30%
5 Year.................................................3.70%..........3.88%
10 Year................................................5.37%..........5.08%
Start of Performance (1/1/83)..........................7.07%..........6.62%

--------------------------------------------------------------------------------

/9/ Some or all of the income may be subject to the federal alternative minimum tax and to certain state and local taxes.

/10/ The composition of the Fund's portfolio is subject to change.

Investment C Shareholders that redeem within one year of purchase are subject to a contingent deferred sales charge of 1.00%. Investment C Shares are also subject to administrative service fees at a maximum rate of 0.25 of 1% of the average daily net asset value of Investment C Shares. The maximum sales charge for Investment A Shares is 4.50%.

* Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

The Fund's performance is measured against the Lehman Brothers Municipal Bond Index from 1/1/83 to 12/31/89, prior to the creation of the Lehman Brothers 7-Year Municipal Bond Index, against which the performance is measured. Both Lehman Brothers indices are unmanaged indices that are generally representative of municipal bonds with intermediate maturities. The Fund's performance is also measured against the Lipper Intermediate Municipal Debt Funds Average, which is representative of the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into this category. The Lehman Brothers Municipal Bond Index and the Lehman Brothers 7-Year Municipal Bond Index do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. However, the Lipper Intermediate Municipal Debt Funds Index and the Fund's performance do reflect the deduction of fees for these value-added services. Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** The quoted performance of the Municipal Bond Fund includes performance of certain collective trust fund ("Commingled") accounts advised by Fifth Third Bank, for periods dating back to 1/1/83 and prior to the Municipal Bond Fund's commencement of operations on 1/27/97, as adjusted to reflect the expenses associated with the Fund. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected. The performance shown reflects the deduction of fees for value-added services associated with a mutual fund, such as investment management and accounting fees. The performance also reflects reinvestment of all dividends and capital-gains distributions.

Fountain Square Ohio Tax Free Bond Fund

During the 12 months ended July 31, 1997, the Fund distributed income of $0.43 per share./11/ Its net asset value increased from $10.01 to 10.31, producing a total return of 7.49% on Investment A shares (before the deduction of the sales charge). That compares to a 7.25% return for the Lehman Brothers 5-Year Municipal Bond Index, which has been the Fund's benchmark in the past. Going forward, we would like to compare the Fund to new benchmarks that more closely parallel the objectives of the Fund, the Lehman Brothers 7-Year Municipal Bond Index and the Lipper Intermediate Municipal Debt Fund Average, which returned 8.61% and 7.94%, respectively.

Both the taxable and tax-free bond markets were volatile during the past 12 months, as investors worried about the possibility that a fast-growing economy and a tight labor market would rekindle inflation. In that environment, the Fund's average maturity hovered right around 7.1 years during the year. We kept that average maturity fairly constant in order to pursue the Fund's major goal: stability of income.

The Fund also maintained a very high average credit rating of AA1. Since lower-rated securities did not offer significantly higher yields than the highest quality issues, there was no reason to take on the increased credit risk of lower quality bonds.

Most of the trades we made during the year were done in order to adjust the Fund's call structure. That is, we tried to trade bonds that were callable within a short period of time for bonds with call protection. Such bonds will provide more stable income for the Fund and the opportunity for better total returns.

We also sought to consolidate the Fund's holdings, reducing the number of issuers in the Fund's portfolio. We were able to do so without taking additional risk, because the size of assets under

--------------------------------------------------------------------------------

management has grown significantly. For example, a $5,000,000 stake in a single issuer would represent only 3% of the Fund's portfolio. Moreover, consolidating the Fund's portfolio makes sense because large blocks are easier to trade than small ones; thus, we will be able to get better prices when we sell our large positions.

Recently, for example, we sold a number of lower yielding securities with three- to five-year calls and replaced them with a $4,000,000 stake in Dublin School Authority non-callable bonds at a 4.65% yield, due in 2008./12/

During the coming months, we expect Ohio's economy to be strong, with low unemployment and few potential credit problems for bond issuers. If lower quality issues begin to offer a greater yield advantage over higher quality securities, we will be able to take advantage of those higher yields without threatening the Fund's high AA1 credit rating.

If interest rates continue to fall, municipalities may attempt to pull their higher yielding securities off the market. The Fund should hold up well if that occurs, because of the call protection we are building into the portfolio. We don't expect to make significant changes to the Fund's average maturity. But if interest rates rise, we may somewhat extend the Fund's average maturity to take advantage of higher yields available.

     Growth of $10,000 Invested in Fountain Square Ohio Tax Free Bond Fund

                           [LINE GRAPH APPEARS HERE]

                                            Lehman Bros.      Lehman Bros.     Lipper Intermediate
           Investment A   Investment C      7-Year Muni..     5-Year Muni.       Municipal Debt
             Shares *       Shares *        Bond F. Avg.      Bond F. Avg.        Funds Average
          ----------------------------------------------------------------------------------------
01/01/87       $9,554        $10,000             $10,000           $10,000              $10,000
07/31/87       $9,378         $9,767             $10,066           $10,066               $9,948
07/31/88       $9,676        $10,000             $10,773           $10,619              $10,527
07/31/89      $10,365        $10,643             $12,085           $11,469              $11,524
07/31/90      $10,932        $11,171             $12,898           $12,270              $12,243
07/31/91      $11,716        $11,929             $13,998           $13,325              $13,220
07/31/92      $13,014        $13,191             $15,833           $14,998              $14,913
07/31/93      $13,512        $13,649             $17,028           $15,987              $16,005
07/31/94      $13,776        $13,915             $17,484           $16,434              $16,371
07/31/95      $14,744        $14,892             $18,898           $17,657              $17,453
07/31/96      $15,382        $15,485             $19,856           $18,461              $18,358
07/31/97      $16,535        $16,544             $21,565           $19,800              $19,912

                        AVERAGE ANNUAL TOTAL RETURN FOR
                      THE PERIOD ENDED JULY 31, 1997* **

                                              Investment A    Investment C
                                              ------------    ------------
         1 Year................................  2.67% ......... 6.84%
         5 Year................................  3.95% ......... 4.63%
         10 Year...............................  5.34% ......... 5.41%
         Start of Performance (1/1/87).........  4.86% ......... 4.87%

/11/ Some or all of the income may be subject to the federal alternative minimum tax and to certain state and local taxes.

/12/ The composition of the Fund's portfolio is subject to change.

Investment C Shares were initially offered April 19, 1996. The performance figures for Investment C Shares for periods prior to such date represent the performance for Investment A Shares of the Fund. Investment C Shareholders that redeem within one year of purchase are subject to a contingent deferred sales charge of 1.00%. Investment C Shares are also subject to administrative service fees at a maximum rate of 0.25% of 1% of the average daily net asset value of Investment C Shares. The maximum sales charge for Investment A Shares is 4.50%.

* Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

The Fund's performance is measured against the Lehman Brothers Municipal Bond Index from 1/1/87 to 12/31/89, prior to the creation of the Lehman Brothers 5-Year Municipal Bond Index, and from 1/1/87 to 12/31/87, prior to the creation of the Lehman Brothers 7-Year Municipal Bond Index, against each of which the Fund's performance is measured. These three Lehman Brothers indices are unmanaged indices generally

--------------------------------------------------------------------------------

representative of the intermediate-term municipal bond market. The Fund's performance is also measured against the Lipper Intermediate Municipal Debt Funds Average, which is representative of the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into that category. The Lehman Brothers 5-Year and 7-Year Municipal Bond Indices do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. However, the Lipper Intermediate Municipal Debt Funds Average and the Fund's performance do reflect the deduction of fees for these value-added services. Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** The quoted performance of the Ohio Tax Free Bond Fund includes performance of certain collective trust fund ("Commingled") accounts advised by Fifth Third Bank, for periods dating back to 1/1/87 and prior to the Ohio Tax Free Bond Fund's commencement of operations on 5/27/93, as adjusted to reflect the expenses associated with the Fund. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected. The performance shown reflects the deduction of fees for value-added services associated with a mutual fund, such as investment management and accounting fees. The performance also reflects reinvestment of all dividends and capital-gains distributions.

Fountain Square Quality Growth Fund
Schedule of Investments

July 31, 1997
--------------------------------------------------------------------------------


Shares or
Principal                         Security                             Market
 Amount                          Description                            Value
----------       -----------------------------------------------     -----------
Common Stocks--(96.7%)
----------------------------------------------------------------
                 Banking--(7.7%)
                 -----------------------------------------------
   300,000       Bank of New York Co., Inc.                          $14,568,750
                 -----------------------------------------------
    80,000       Mellon Bank Corp.                                     4,035,000
                 -----------------------------------------------
   195,000       Norwest Corp.                                        12,297,188
                 -----------------------------------------------     -----------
                   Total                                              30,900,938
                 -----------------------------------------------     -----------
                 Beverages--(0.9%)
                 -----------------------------------------------
    95,000       PepsiCo, Inc.                                         3,639,688
                 -----------------------------------------------     -----------
                 Business services--(0.9%)
                 -----------------------------------------------
    55,000       Cintas Corp.                                          3,602,500
                 -----------------------------------------------     -----------
                 Chemicals--(4.0%)
                 -----------------------------------------------
   290,000       Praxair, Inc.                                        15,986,250
                 -----------------------------------------------     -----------
                 Computer Software & Services--(11.3%)
                 -----------------------------------------------
   440,000       First Data Corp.                                     19,195,000
                 -----------------------------------------------
    41,400       Microsoft Corp.*                                      5,858,100
                 -----------------------------------------------
   375,000       Oracle Corp.*                                        20,414,062
                 -----------------------------------------------     -----------
                   Total                                              45,467,162
                 -----------------------------------------------     -----------
                 Computer Systems & Equipment--(6.5%)
                 -----------------------------------------------
   170,000       Cisco Systems*                                       13,525,625
                 -----------------------------------------------
    92,000       Diebold, Inc.                                         4,623,000
                 -----------------------------------------------
   115,000       Hewlett-Packard Co.                                   8,057,188
                 -----------------------------------------------     -----------
                   Total                                              26,205,813
                 -----------------------------------------------     -----------
                 Consumer Products--(6.7%)
                 -----------------------------------------------
   240,000       Crown Cork & Seal Co., Inc.                          12,135,000
                 -----------------------------------------------
   300,000       Newell Co.                                           12,581,250
                 -----------------------------------------------
    14,000       Procter & Gamble Co.                                  2,129,750
                 -----------------------------------------------     -----------
                   Total                                              26,846,000
                 -----------------------------------------------     -----------
                 Electrical Equipment--(3.6%)
                 -----------------------------------------------
   140,000       Emerson Electric Co.                                  8,260,000
                 -----------------------------------------------
    90,000       General Electric Co.                                  6,316,875
                 -----------------------------------------------     -----------
                   Total                                              14,576,875
                 -----------------------------------------------     -----------
                 Electronics--(11.7%)
                 -----------------------------------------------
   315,000       Adaptec, Inc.*                                       13,269,375
                 -----------------------------------------------
   300,000       Intel Corp.                                          27,543,749
                 -----------------------------------------------
   165,000       Molex, Inc.                                           6,424,688
                 -----------------------------------------------     -----------
                   Total                                              47,237,812
                 -----------------------------------------------     -----------

                                -- Continued --

Fountain Square Quality Growth Fund
--------------------------------------------------------------------------------


SHARES OR
PRINCIPAL                         SECURITY                             MARKET
 AMOUNT                          DESCRIPTION                            VALUE
----------       -----------------------------------------------     -----------
Common Stocks--Continued
----------------------------------------------------------------
                 ENTERTAINMENT & LEISURE--(0.8%)
                 -----------------------------------------------
    42,000       The Walt Disney Co.                                 $ 3,394,125
                 -----------------------------------------------     -----------
                 FINANCIAL--(5.3%)
                 -----------------------------------------------
   470,000       Federal Home Loan Mortgage Corp.                     16,949,375
                 -----------------------------------------------
    90,000       Federal National Mortgage Stock                       4,258,125
                 -----------------------------------------------     -----------
                   Total                                              21,207,500
                 -----------------------------------------------     -----------
                 HEALTHCARE--(0.9%)
                 -----------------------------------------------
    42,000       Medtronic, Inc.                                       3,664,500
                 -----------------------------------------------     -----------
                 INSURANCE--(5.7%)
                 -----------------------------------------------
    50,000       Allstate Corp.                                        3,950,000
                 -----------------------------------------------
    88,000       Cincinnati Financial Corp.                            7,271,000
                 -----------------------------------------------
   220,000       MGIC Investment Corp.                                11,563,750
                 -----------------------------------------------     -----------
                   Total                                              22,784,750
                 -----------------------------------------------     -----------
                 MANUFACTURING--(5.1%)
                 -----------------------------------------------
   420,000       Federal Signal Corp.                                 10,946,250
                 -----------------------------------------------
   125,000       Illinois Tool Works                                   6,484,375
                 -----------------------------------------------
   100,000       Zebra Technologies Corp., Class A*                    3,118,750
                 -----------------------------------------------     -----------
                   Total                                              20,549,375
                 -----------------------------------------------     -----------
                 MEDIA/PUBLISHING--(3.3%)
                 -----------------------------------------------
   300,000       Interpublic Group of Cos., Inc.                      13,425,000
                 -----------------------------------------------     -----------
                 MEDICAL DISTRIBUTION--(1.0%)
                 -----------------------------------------------
    64,000       Cardinal Health, Inc.                                 3,984,000
                 -----------------------------------------------     -----------
                 OIL & GAS--(3.5%)
                 -----------------------------------------------
    45,000       Chevron Corp.                                         3,560,625
                 -----------------------------------------------
   136,000       Mobil Corp.                                          10,404,000
                 -----------------------------------------------     -----------
                   Total                                              13,964,625
                 -----------------------------------------------     -----------
                 PHARMACEUTICALS--(12.0%)
                 -----------------------------------------------
   140,000       American Home Products                               11,541,250
                 -----------------------------------------------
   270,000       Johnson & Johnson                                    16,824,374
                 -----------------------------------------------
   130,000       Pfizer, Inc.                                          7,751,250
                 -----------------------------------------------
   234,000       Schering - Plough Corp.                              12,767,625
                 -----------------------------------------------     -----------
                   Total                                              48,884,499
                 -----------------------------------------------     -----------
                 RETAIL--(3.1%)
                 -----------------------------------------------
   247,500       Home Depot, Inc.                                     12,344,063
                 -----------------------------------------------     -----------
                 TELECOMMUNICATIONS--(0.8%)
                 -----------------------------------------------
   100,000       Alltel Corp.                                          3,287,500
                 -----------------------------------------------     -----------

                                -- CONTINUED --

Fountain Square Quality Growth Fund
--------------------------------------------------------------------------------


Shares or
Principal                         Security                             Market
 Amount                          Description                            Value
----------       -----------------------------------------------     -----------
Common Stocks--Continued
----------------------------------------------------------------
                 Transportation--(1.9%)
                 -----------------------------------------------
   280,000       Comair Holdings, Inc.                                $7,542,500
                 -----------------------------------------------     -----------
                   Total Common Stocks                               389,495,475
                 -----------------------------------------------     -----------
Demand Notes--(0.0%)
----------------------------------------------------------------
                 Miscellaneous--(0.0%)
                 -----------------------------------------------
       803       General Electric Demand Note                                803
                 -----------------------------------------------     -----------
                   Total Demand Notes                                        803
                 -----------------------------------------------     -----------
Repurchase Agreements--(4.8%)
----------------------------------------------------------------
19,460,000       UBS Securities, 5.76%, dated 7/31/97, due
                 8/1/97, (at amortized cost), collateralized by
                 U.S. Treasury Bills due 10/23/97 with a value of
                 $19,849,523.                                         19,460,000
                 -----------------------------------------------     -----------
                   Total Repurchase Agreements                        19,460,000
                 -----------------------------------------------     -----------
                   Total Investments (Cost $265,488,151)**--101.5%   408,956,278
                 -----------------------------------------------     -----------
                   Liabilities in excess of other assets--(1.5)%      (6,126,758)
                 -----------------------------------------------     -----------
                   Total Net Assets--100.0%                         $402,829,520
                 ===============================================     ===========

Percentages indicated are based on net assets of $402,829,520.

*Non-income producing security

**The cost of investments for federal tax purposes amounts to $265,488,151. The net unrealized appreciation of investments on federal tax basis amounts to $143,468,127, which is composed of $144,245,442 appreciation and $777,315 depreciation at July 31, 1997.

See notes to financial statements.

Fountain Square Equity Income Fund
Schedule of Investments
July 31, 1997
--------------------------------------------------------------------------------

 Shares or
 Principal                          Security                            Market
  Amount                           Description                           Value
-----------  ------------------------------------------------------  -----------
Common Stocks--(97.0%)
-------------------------------------------------------------------
             Banking--(14.8%)
             ------------------------------------------------------
    105,000  Bank of New York Co., Inc.                               $5,099,062
             ------------------------------------------------------
     32,000  Firstar Corp.                                             1,114,000
             ------------------------------------------------------
    140,000  Mellon Bank Corp.                                         7,061,249
             ------------------------------------------------------
     71,000  Norwest Bank                                              4,477,438
             ------------------------------------------------------  -----------
               Total                                                  17,751,749
             ------------------------------------------------------  -----------
             Chemicals--(4.2%)
             ------------------------------------------------------
    250,000  RPM, Inc.                                                 5,093,750
             ------------------------------------------------------  -----------
             Electrical Equipment--(5.3%)
             ------------------------------------------------------
     44,000  Emerson Electric Co.                                      2,596,000
             ------------------------------------------------------
     54,600  General Electric Co.                                      3,832,238
             ------------------------------------------------------  -----------
               Total                                                   6,428,238
             ------------------------------------------------------  -----------
             Financial Services--(10.5%)
             ------------------------------------------------------
     85,000  A.G. Edwards, Inc.                                        3,591,250
             ------------------------------------------------------
     96,000  Federal National Mortgage Assoc.                          4,542,000
             ------------------------------------------------------
    162,000  United Asset Management Corp.                             4,546,125
             ------------------------------------------------------  -----------
               Total                                                  12,679,375
             ------------------------------------------------------  -----------
             Food--(4.1%)
             ------------------------------------------------------
    107,000  H.J. Heinz Co.                                            4,942,063
             ------------------------------------------------------  -----------
             Insurance--(4.8%)
             ------------------------------------------------------
     85,000  American General Corp.                                    4,526,250
             ------------------------------------------------------
     15,000  Cincinnati Financial Corp.                                1,239,375
             ------------------------------------------------------  -----------
               Total                                                   5,765,625
             ------------------------------------------------------  -----------
             Manufacturing--(4.1%)
             ------------------------------------------------------
    190,000  Federal Signal Corp.                                      4,951,875
             ------------------------------------------------------  -----------
             Office Equipment & Supplies--(3.1%)
             ------------------------------------------------------
     50,000  Pitney-Bowes, Inc.                                        3,756,250
             ------------------------------------------------------  -----------
             Oil & Gas--(11.4%)
             ------------------------------------------------------
     42,000  Amoco Corp.                                               3,948,000
             ------------------------------------------------------
     65,000  Chevron Corp.                                             5,143,125
             ------------------------------------------------------
     60,000  Mobil Corp.                                               4,590,000
             ------------------------------------------------------  -----------
               Total                                                  13,681,125
             ------------------------------------------------------  -----------

                                -- Continued --

Fountain Square Equity Income Fund
--------------------------------------------------------------------------------


 Shares or
 Principal                          Security                            Market
  Amount                           Description                           Value
-----------  ------------------------------------------------------  -----------
Common Stocks--Continued
-------------------------------------------------------------------
             Pharmaceuticals--(7.9%)
             ------------------------------------------------------
     46,000  American Home Products                                  $ 3,792,125
             ------------------------------------------------------
     20,000  Merck & Co., Inc.                                         2,078,750
             ------------------------------------------------------
     24,000  Pfizer, Inc.                                              1,431,000
             ------------------------------------------------------
     40,000  Schering - Plough Corp.                                   2,182,500
             ------------------------------------------------------  -----------
               Total                                                   9,484,375
             ------------------------------------------------------  -----------
             Retail--(2.9%)
             ------------------------------------------------------
     60,000  J.C. Penney Co., Inc.                                     3,510,000
             ------------------------------------------------------  -----------
             Telecommunications--(11.1%)
             ------------------------------------------------------
    135,000  Alltel Corp.                                              4,438,125
             ------------------------------------------------------
     86,000  Ameritech Corp.                                           5,799,625
             ------------------------------------------------------
     42,500  Bell Atlantic Corp.                                       3,083,906
             ------------------------------------------------------  -----------
               Total                                                  13,321,656
             ------------------------------------------------------  -----------
             Transportation--(4.1%)
             ------------------------------------------------------
     80,000  GATX Corp.                                                4,925,000
             ------------------------------------------------------  -----------
             Utilities/Electric--(6.8%)
             ------------------------------------------------------
     90,000  Cinergy Corp.                                             3,026,250
             ------------------------------------------------------
     60,000  Duke Power                                                3,041,250
             ------------------------------------------------------
     62,000  KU Energy Corp.                                           2,119,625
             ------------------------------------------------------  -----------
               Total                                                   8,187,125
             ------------------------------------------------------  -----------
             Utilities/Natural Gas--(1.9%)
             ------------------------------------------------------
    110,000  AGL Resources, Inc.                                       2,303,125
             ------------------------------------------------------  -----------
               Total Common Stock                                    116,781,331
             ------------------------------------------------------  -----------
Convertible Bonds--(1.5%)
-------------------------------------------------------------------
             Financial--(1.5%)
             ------------------------------------------------------
  1,000,000  Cincinnati Financial Corp., 5.50%, 5/1/02, (Callable
             5/1/98 @ 101)                                             1,865,000
             ------------------------------------------------------  -----------
               Total Convertible Bonds                                 1,865,000
             ------------------------------------------------------  -----------
Repurchase Agreements--(0.8%)
-------------------------------------------------------------------
    952,000  UBS Securities, 5.76%, dated 7/31/97, due 8/1/97
             (at amortized cost), collateralized by U.S. Treasury
             Bills due 10/23/97 with a value of $973,210.                952,000
             ------------------------------------------------------  -----------
               Total Repurchase Agreements                               952,000
             ------------------------------------------------------  -----------
               Total Investments (Cost $79,232,419)*--99.3%          119,598,331
             ------------------------------------------------------  -----------
             Other assets in excess of liabilities--0.7%                 817,614
             ------------------------------------------------------  -----------
               Total Net Assets--100.0%                             $120,415,945
             ======================================================  ===========

Percentages indicated are based on net assets of $120,415,945.

*The cost of investments for federal tax purposes amounts to $79,232,419. The net unrealized appreciation of investments on federal tax basis amounts to $40,365,912, which is composed of $40,509,753 appreciation and $143,841 depreciation at July 31, 1997.

See notes to financial statements.

Fountain Square Balanced Fund
Schedule of Investments
July 31, 1997
--------------------------------------------------------------------------------

   Shares or
   Principal                          Security                          Market
    Amount                           Description                         Value
   ---------     --------------------------------------------------   ----------
   Common Stocks--(65.1%)
   ----------------------------------------------------------------
                 Banking--(5.6%)
                 --------------------------------------------------
     55,000      Bank of New York Co., Inc.                           $2,670,937
                 --------------------------------------------------
     25,000      First Tennessee National Corp.                        1,300,000
                 --------------------------------------------------
     16,000      Mellon Bank Corp.                                       807,000
                 --------------------------------------------------
     35,000      Norwest Corp.                                         2,207,188
                 --------------------------------------------------   ----------
                   Total                                               6,985,125
                 --------------------------------------------------   ----------
                 Beverages--(0.6%)
                 --------------------------------------------------
     20,000      PepsiCo, Inc.                                           766,250
                 --------------------------------------------------   ----------
                 Business Services--(0.4%)
                 --------------------------------------------------
      8,000      Cintas Corp.                                            524,000
                 --------------------------------------------------   ----------
                 Chemicals--(2.2%)
                 --------------------------------------------------
     50,000      Praxair, Inc.                                         2,756,250
                 --------------------------------------------------   ----------
                 Computer Software & Services--(7.2%)
                 --------------------------------------------------
     15,000      Electronics for Imaging, Inc.                           825,000
                 --------------------------------------------------
     70,000      First Data Corp.                                      3,053,749
                 --------------------------------------------------
     10,000      Fiserv, Inc.*                                           480,000
                 --------------------------------------------------
      4,800      Microsoft Corp.*                                        679,200
                 --------------------------------------------------
     55,000      Oracle Corp.*                                         2,994,063
                 --------------------------------------------------
     45,000      Reynolds & Reynolds Co., Class A                        871,875
                 --------------------------------------------------   ----------
                   Total                                               8,903,887
                 --------------------------------------------------   ----------
                 Computer Systems & Equipment--(4.0%)
                 --------------------------------------------------
     35,000      Cisco Systems*                                        2,784,688
                 --------------------------------------------------
     15,000      Diebold, Inc.                                           753,750
                 --------------------------------------------------
     20,000      Hewlett-Packard Co.                                   1,401,250
                 --------------------------------------------------   ----------
                   Total                                               4,939,688
                 --------------------------------------------------   ----------
                 Consumer Products--(3.1%)
                 --------------------------------------------------
     38,000      Crown Cork & Seal Co., Inc.                           1,921,375
                 --------------------------------------------------
     40,000      Newell Co.                                            1,677,500
                 --------------------------------------------------
      2,000      Procter & Gamble Co.                                    304,250
                 --------------------------------------------------   ----------
                   Total                                               3,903,125
                 --------------------------------------------------   ----------
                 Electrical Equipment--(2.6%)
                 --------------------------------------------------
     15,000      Belden, Inc.                                            581,250
                 --------------------------------------------------
     25,000      Emerson Electric Co.                                  1,475,000
                 --------------------------------------------------
     16,000      General Electric Co.                                  1,123,000
                 --------------------------------------------------   ----------
                   Total                                               3,179,250
                 --------------------------------------------------   ----------

                                -- Continued --

Fountain Square Balanced Fund
--------------------------------------------------------------------------------


 Shares or
 Principal                       Security                              Market
  Amount                        Description                            Value
----------   ---------------------------------------------------    -----------
Common Stocks--Continued
----------------------------------------------------------------
             Electronics--(9.7%)
             ---------------------------------------------------
    95,000   Adaptec, Inc.*                                          $4,001,874
             ---------------------------------------------------
    20,000   Computer Products, Inc.*                                   537,500
             ---------------------------------------------------
    29,000   Flextronics, International*                                909,875
             ---------------------------------------------------
    55,000   Intel Corp.                                              5,049,687
             ---------------------------------------------------
    20,000   Molex, Inc.                                                778,750
             ---------------------------------------------------
    27,562   Vishay Intertechnology, Inc.*                              737,297
             ---------------------------------------------------     ----------
               Total                                                 12,014,983
             ---------------------------------------------------     ----------
             Entertainment & Leisure--(0.4%)
             ---------------------------------------------------
     6,000   The Walt Disney Co.                                        484,875
             ---------------------------------------------------     ----------
             Financial--(2.9%)
             ---------------------------------------------------
    77,000   Federal Home Loan Mortgage Corporation                   2,776,813
             ---------------------------------------------------
    16,000   Federal National Mortgage Stock                            757,000
             ---------------------------------------------------     ----------
               Total                                                  3,533,813
             ---------------------------------------------------     ----------
             General Building Contractors--(0.3%)
             ---------------------------------------------------
    25,000   Clayton Homes Inc.                                         396,875
             ---------------------------------------------------     ----------
             Healthcare--(0.8%)
             ---------------------------------------------------
     7,000   Medtronic, Inc.                                            610,750
             ---------------------------------------------------
    10,000   STERIS Corp.*                                              385,000
             ---------------------------------------------------     ----------
              Total                                                     995,750
             ---------------------------------------------------     ----------
             Insurance--(4.2%)
             ---------------------------------------------------
    10,000   Allstate Corp.                                             790,000
             ---------------------------------------------------
    25,000   American Bankers Insurance Group, Inc.                   1,692,188
             ---------------------------------------------------
    10,000   Cincinnati Financial Corp.                                 826,250
             ---------------------------------------------------
    36,000   MGIC Investment Corp.                                    1,892,250
             ---------------------------------------------------     ----------
              Total                                                   5,200,688
             ---------------------------------------------------     ----------
             Manufacturing--(3.3%)
             ---------------------------------------------------
    55,000   Federal Signal Corp.                                     1,433,438
             ---------------------------------------------------
    18,000   Illinois Tool Works                                        933,750
             ---------------------------------------------------
    55,000   Zebra Technologies Corp., Class A*                       1,715,312
             ---------------------------------------------------     ----------
               Total                                                  4,082,500
             ---------------------------------------------------     ----------
             Media/Publishing--(1.9%)
             ---------------------------------------------------
    52,000   Interpublic Group of Cos., Inc.                          2,327,000
             ---------------------------------------------------     ----------
             Medical Distribution--(0.8%)
             ---------------------------------------------------
    15,000   Cardinal Health, Inc.                                      933,750
             ---------------------------------------------------     ----------

                                -- Continued --

Fountain Square Balanced Fund
--------------------------------------------------------------------------------

Shares or
Principal                          Security                            Market
 Amount                           Description                          Value
---------    ----------------------------------------------------    ----------
Common Stocks--Continued
-----------------------------------------------------------------
             Oil & Gas--(2.4%)
             ----------------------------------------------------
    8,000    Chevron Corp.                                           $  633,000
             ----------------------------------------------------
   30,000    Mobil Corp.                                              2,295,000
             ----------------------------------------------------    ----------
              Total                                                   2,928,000
             ----------------------------------------------------    ----------
             Pharmaceuticals--(7.1%)
             ----------------------------------------------------
   30,000    American Home Products                                   2,473,125
             ----------------------------------------------------
   47,000    Johnson & Johnson                                        2,928,687
             ----------------------------------------------------
   20,000    Pfizer, Inc.                                             1,192,500
             ----------------------------------------------------
   40,000    Schering - Plough Corp.                                  2,182,500
             ----------------------------------------------------    ----------
              Total                                                   8,776,812
             ----------------------------------------------------    ----------
             Retail--(3.3%)
             ----------------------------------------------------
   30,000    Consolidated Stores Corp.*                               1,207,500
             ----------------------------------------------------
   15,000    Dollar General                                             660,000
             ----------------------------------------------------
   45,000    Home Depot, Inc.                                         2,244,375
             ----------------------------------------------------    ----------
              Total                                                   4,111,875
             ----------------------------------------------------    ----------
             Telecommunications--(0.7%)
             ----------------------------------------------------
   25,000    Century Telephone Enterprises                              918,750
             ----------------------------------------------------    ----------
             Transportation--(1.6%)
             ----------------------------------------------------
   75,000    Comair Holdings, Inc.                                    2,020,313
             ----------------------------------------------------    ----------
              Total Common Stocks                                    80,683,559
             ----------------------------------------------------    ----------
Asset Backed Securities--(1.9%)
-----------------------------------------------------------------
             Financial--(1.9%)
             ----------------------------------------------------
1,500,000    Cityscape, Series 1996-3, 7.15%, 8/25/11                 1,535,565
             ----------------------------------------------------
  750,000    GE Capital Management, 6.94%, 3/25/27                      761,280
             ----------------------------------------------------    ----------
              Total Asset Backed Securities                           2,296,845
             ----------------------------------------------------    ----------
Corporate Bonds--(7.0%)
-----------------------------------------------------------------
             Financial--(4.5%)
             ----------------------------------------------------
   46,000    Bankers Trust New York Corp., 9.20%, 7/15/99                48,555
             ----------------------------------------------------
1,500,000    Chrysler Medium Term Note, 6.28%, 6/21/99                1,508,236
             ----------------------------------------------------
1,500,000    CIT Group Holdings, 6.25%, 3/28/01                       1,507,030
             ----------------------------------------------------
  500,000    Ford Motor Credit, Floating Rate
             ----------------------------------------------------
              Note, 11/9/98 (6.33%, 8/8/97)(a)                          499,898
             ----------------------------------------------------
1,000,000    General Motors Acceptance Corp., 6.63%, 10/1/02          1,011,595
             ----------------------------------------------------
1,000,000    Sears Roebuck, 6.54%, 2/20/03                            1,005,827
             ----------------------------------------------------    ----------
              Total                                                   5,581,141
             ----------------------------------------------------    ----------
             Manufacturing--(1.2%)
             ----------------------------------------------------
  500,000    IBP, Inc., 6.13%, 2/1/06                                   486,731
             ----------------------------------------------------
1,000,000    Texas Instruments, 6.88%, 7/15/00                        1,021,883
             ----------------------------------------------------    ----------
              Total                                                   1,508,614
             ----------------------------------------------------    ----------

                                -- Continued --

Fountain Square Balanced Fund
--------------------------------------------------------------------------------

Shares or
Principal                            Security                         Market
 Amount                             Description                       Value
---------   -----------------------------------------------------  ------------
Corporate Bonds--Continued
-----------------------------------------------------------------
            Transportation--(0.5%)
            -----------------------------------------------------
  600,000   American President Cos. Ltd., 7.13%, 11/15/03           $  600,592
            -----------------------------------------------------
            Utility--(0.8%)
            -----------------------------------------------------
1,000,000   Georgia Power, 6.88%, 9/01/02                            1,005,426
            -----------------------------------------------------    ---------
              Total Corporate Bonds                                  8,695,773
            -----------------------------------------------------    ---------
Mortgage Backed Securities--(3.9%)
-----------------------------------------------------------------
            U.S. Government Agencies--(3.9%)
            -----------------------------------------------------
    5,959   Federal Home Loan Mortgage Corp., 9.50%, 10/1/02,
            Pool #38-0009                                                6,179
            -----------------------------------------------------
   12,639   Federal Home Loan Mortgage Corp., 8.00%, 8/1/08,
            Pool #27-2525                                               13,080
            -----------------------------------------------------
  698,651   Federal National Mortgage Association, 6.00%, 4/1/11,
            Dwarf Pool 344185                                          684,168
            -----------------------------------------------------
3,996,093   Government National Mortgage Association, 8.00%,
            6/20/27, G2 Pool 2445                                    4,111,060
            -----------------------------------------------------   ----------
              Total Mortgage Backed Securities                       4,814,487
            -----------------------------------------------------   ----------
U.S. Government Securities--(19.1%)
-----------------------------------------------------------------
            U.S. Government Agencies--(10.4%)
            -----------------------------------------------------
3,000,000   Federal Home Loan Bank Coupon Bond, 6.19%, 1/29/01       2,987,813
            -----------------------------------------------------
2,000,000   Federal Home Loan Bank Coupon Bond, 6.03%, 9/4/01        1,983,125
            -----------------------------------------------------
5,000,000   Federal National Mortgage Association, 7.49%, 5/22/00    5,147,025
            -----------------------------------------------------
2,750,000   Federal National Mortgage Association, 6.64%, 7/2/07     2,826,862
            -----------------------------------------------------   ----------
              Total                                                 12,944,825
            -----------------------------------------------------   ----------
            U.S. Treasury Bonds--(4.2%)
            -----------------------------------------------------
2,750,000   6.00%, 2/15/26                                           2,625,392
            -----------------------------------------------------
2,500,000   6.50%, 11/15/26                                          2,555,470
            -----------------------------------------------------   ----------
              Total                                                  5,180,862
            -----------------------------------------------------   ----------
            U.S. Treasury Notes--(4.5%)
            -----------------------------------------------------
5,500,000   6.25%, 2/15/07                                           5,580,781
            -----------------------------------------------------   ----------
              Total U.S. Government Securities                      23,706,468
            -----------------------------------------------------   ----------
Repurchase Agreement--(3.2%)
-----------------------------------------------------------------
3,922,000   UBS Securities, 5.76%, dated 7/31/97, due 8/1/97
            (at amortized cost), collateralized by U.S.
            Treasury Bills due 10/23/97 with a value of
            $4,001,522.                                              3,922,000
            -----------------------------------------------------   ----------
              Total Repurchase Agreement                             3,922,000
            -----------------------------------------------------   ----------
              Total Investments (Cost $94,965,047)**--100.2%       124,119,132
            -----------------------------------------------------  -----------
              Liabilities in excess of other assets--(0.2)%           (198,381)
            -----------------------------------------------------   ----------
              TOTAL NET ASSETS--100.0%                            $123,920,751
            =====================================================  ===========

                                -- Continued --

Fountain Square Balanced Fund
--------------------------------------------------------------------------------

Percentages indicated are based on net assets of $123,920,751.

*Non-income producing security

**The cost of investments for federal tax purposes amounts to $94,965,047. The net unrealized appreciation of investments on federal tax basis amounts to $29,154,085, which is composed of $29,556,660 appreciation and $402,575 depreciation at July 31, 1997.

(a) Current rate and next reset date shown.

See notes to financial statements.

Fountain Square Mid Cap Fund
Schedule of Investments
July 31, 1997
--------------------------------------------------------------------------------


Shares or
Principal                      Security                               Market
 Amount                       Description                             Value
--------- -------------------------------------------------------  -----------
Common Stocks--(96.5%)
-----------------------------------------------------------------
          Banking--(6.9%)
          -------------------------------------------------------
145,000   First Tennessee National Corp.                           $ 7,540,000
          -------------------------------------------------------
100,000   Firstar Corp.                                              3,481,250
          -------------------------------------------------------
 52,000   Regions Financial Corp.                                    1,810,250
          -------------------------------------------------------  -----------
           Total                                                    12,831,500
          -------------------------------------------------------  -----------

          Business Services--(6.4%)
          -------------------------------------------------------
 70,000   Cintas Corp.                                               4,585,000
          -------------------------------------------------------
105,000   Omnicom Group                                              7,330,313
          -------------------------------------------------------  -----------
           Total                                                    11,915,313
          -------------------------------------------------------  -----------

          Chemicals--(0.6%)
          -------------------------------------------------------
 55,000   RPM, Inc.                                                  1,120,625
          -------------------------------------------------------  -----------

          Computer Software & Services--(8.6%)
          -------------------------------------------------------
102,000   Electronics for Imaging, Inc.                              5,610,000
          -------------------------------------------------------
115,000   Fiserv, Inc.*                                              5,520,000
          -------------------------------------------------------
250,000   Reynolds & Reynolds Co., Class A                           4,843,750
          -------------------------------------------------------  -----------
           Total                                                    15,973,750
          -------------------------------------------------------  -----------

          Computer Systems & Equipment--(4.4%)
          -------------------------------------------------------
163,000   Diebold, Inc.                                              8,190,750
          -------------------------------------------------------  -----------

          Consumer Products--(1.6%)
          -------------------------------------------------------
 72,000   Newell Co.                                                 3,019,500
          -------------------------------------------------------  -----------

          Electrical Equipment--(3.1%)
          -------------------------------------------------------
148,000   Belden, Inc.                                               5,735,000
          -------------------------------------------------------  -----------
          Electronics--(18.2%)
          -------------------------------------------------------
280,000   Adaptec, Inc.*                                            11,794,999
          -------------------------------------------------------
220,000   Computer Products, Inc.*                                   5,912,500
          -------------------------------------------------------
204,000   Flextronics, International*                                6,400,499
          -------------------------------------------------------
 87,000   Molex, Inc.                                                3,387,563
          -------------------------------------------------------
235,725   Vishay Intertechnology, Inc.*                              6,305,644
          -------------------------------------------------------  -----------
           Total                                                    33,801,205
          -------------------------------------------------------  -----------

          General Building Contractors--(0.7%)
          -------------------------------------------------------
 80,000   Clayton Homes Inc.                                         1,270,000
          -------------------------------------------------------  -----------

                                -- Continued --

Fountain Square Mid Cap Fund
--------------------------------------------------------------------------------


Shares or
Principal                      Security                               Market
 Amount                       Description                             Value
--------- -------------------------------------------------------  -----------
Common Stocks--Continued
-----------------------------------------------------------------
          Healthcare--(4.2%)
          -------------------------------------------------------
290,000   Ballard Medical Products                                 $ 6,144,375
          -------------------------------------------------------
 45,000   STERIS Corp.*                                              1,732,500
          -------------------------------------------------------  -----------
           Total                                                     7,876,875
          -------------------------------------------------------  -----------

          Insurance--(12.7%)
          -------------------------------------------------------
133,200   American Bankers Insurance Group, Inc.                     9,015,974
          -------------------------------------------------------
 60,000   Cincinnati Financial Corp.                                 4,957,500
          -------------------------------------------------------
115,000   MGIC Investment Corp.                                      6,044,688
          -------------------------------------------------------
 75,000   Mutual Risk Management, Limited                            3,684,375
          -------------------------------------------------------  -----------
           Total                                                    23,702,537
          -------------------------------------------------------  -----------

          Manufacturing--(8.8%)
          -------------------------------------------------------
 40,000   Applied Industrial Technologies, Inc.                      1,470,000
          -------------------------------------------------------
187,000   Federal Signal Corp.                                       4,873,688
          -------------------------------------------------------
 50,000   OM Group, Inc.                                             1,710,590
          -------------------------------------------------------
270,000   Zebra Technologies Corp., Class A*                         8,420,625
          -------------------------------------------------------  -----------
           Total                                                    16,474,903
          -------------------------------------------------------  -----------

          Medical Distribution--(4.4%)
          -------------------------------------------------------
133,000   Cardinal Health, Inc.                                      8,279,250
          -------------------------------------------------------  -----------
          Natural Gas--(0.9%)
          -------------------------------------------------------
 40,000   Questar Corp.                                              1,637,500
          -------------------------------------------------------  -----------

          Retail--(7.1%)
          -------------------------------------------------------
135,000   Casey's General Stores                                     3,054,375
          -------------------------------------------------------
135,000   Consolidated Stores Corp.*                                 5,433,750
          -------------------------------------------------------
110,000   Dollar General                                             4,840,000
          -------------------------------------------------------  -----------
           Total                                                    13,328,125
          -------------------------------------------------------  -----------

          Telecommunications--(2.1%)
          -------------------------------------------------------
107,000   Century Telephone Enterprises                              3,932,250
          -------------------------------------------------------  -----------

          Transportation--(5.8%)
          -------------------------------------------------------
335,000   Comair Holdings, Inc.                                      9,024,063
          -------------------------------------------------------
 30,000   GATX Corp.                                                 1,846,875
          -------------------------------------------------------  -----------
           Total                                                    10,870,938
          -------------------------------------------------------  -----------
           Total Common Stocks                                     179,960,021
          -------------------------------------------------------  -----------

                                -- Continued --

Fountain Square Mid Cap Fund
--------------------------------------------------------------------------------


Shares or
Principal                      Security                               Market
 Amount                       Description                             Value
---------   -----------------------------------------------------  ------------
Repurchase Agreements--(5.5%)
-----------------------------------------------------------------
10,184,000  UBS Securities, 5.76%, dated 7/31/97, due 8/01/97
            (at amortized cost), collateralized by U.S. Treasury
            Bills due 10/23/97 with a value of $10,389,136.        $ 10,184,000
            -----------------------------------------------------  ------------
             Total Repurchase Agreements                             10,184,000
            -----------------------------------------------------  ------------
             Total Investments (Cost $133,520,820)**--102.0%        190,144,021
            -----------------------------------------------------  ------------
             Liabilities in excess of other assets--(2.0)%           (3,639,569)
            -----------------------------------------------------  ------------
             TOTAL NET ASSETS--100.0%                              $186,504,452
            =====================================================  ============

Percentages indicated are based on net assets of $186,504,452.

*  Non-income producing security

** The cost of investments for federal tax purposes amounts to $133,520,820. The net unrealized appreciation of investments on federal tax basis amounts to $56,623,201, which is composed of $57,991,712 appreciation and $1,368,511 depreciation at July 31, 1997.

See notes to financial statements.

Fountain Square International Equity Fund

Schedule of Investments

July 31, 1997
--------------------------------------------------------------------------------


 Shares or
 Principal                           Security                          Market
  Amount                           Description                          Value
-----------  -------------------------------------------------------  ----------
Common Stocks--(89.6%)
--------------------------------------------------------------------
             Australia--(2.5%)
             -------------------------------------------------------
     15,800  Amcor, Ltd.                                                $102,063
             -------------------------------------------------------
      8,600  Australian Gas & Light                                       53,823
             -------------------------------------------------------
     23,300  Australian National Industries, Ltd.                         27,602
             -------------------------------------------------------
     30,345  Boral, Ltd.                                                  94,732
             -------------------------------------------------------
      5,800  Brambles Industries, Ltd.                                   120,134
             -------------------------------------------------------
     45,981  Broken Hill Proprietary Co., Ltd.                           624,879
             -------------------------------------------------------
     13,495  Burns Philip & Co., Ltd.                                     25,137
             -------------------------------------------------------
     12,276  Coca Cola Amatil, Ltd.                                      149,086
             -------------------------------------------------------
     26,211  Coles Myer, Ltd.                                            135,140
             -------------------------------------------------------
     15,866  Crown, Ltd.*                                                 25,676
             -------------------------------------------------------
     26,700  CSR, Ltd.                                                   104,439
             -------------------------------------------------------
     45,300  Fosters Brewing Group                                        88,699
             -------------------------------------------------------
     29,700  General Property Trust Units                                 58,419
             -------------------------------------------------------
     15,100  GIO Australia Holdings, Ltd.                                 46,577
             -------------------------------------------------------
     29,977  Goodman Fielder Wattie, Ltd.                                 46,077
             -------------------------------------------------------
      5,000  Howard Smith, Ltd.                                           49,547
             -------------------------------------------------------
      8,100  ICI Australia, Ltd.                                          81,473
             -------------------------------------------------------
      6,100  Leighton Holdings                                            28,360
             -------------------------------------------------------
      6,482  Lend Lease Corp.                                            147,203
             -------------------------------------------------------
     40,259  M.I.M. Holdings, Ltd.                                        55,792
             -------------------------------------------------------
     33,701  National Australia Bank, Ltd.                               490,637
             -------------------------------------------------------
      7,034  Newcrest Mining, Ltd.                                        14,412
             -------------------------------------------------------
     45,346  News Corp., Ltd.                                            208,458
             -------------------------------------------------------
     38,516  Normandy Mining, Ltd.                                        44,480
             -------------------------------------------------------
     18,962  North, Ltd.                                                  69,227
             -------------------------------------------------------
     21,500  Pacific Dunlop, Ltd.                                         59,270
             -------------------------------------------------------
     22,800  Pioneer International                                        82,729
             -------------------------------------------------------
      5,500  Plutonic Resources, Ltd.                                     16,309
             -------------------------------------------------------
      4,749  Renison Goldfields Consolidated, Ltd.                        14,684
             -------------------------------------------------------
      7,800  Rio Tinto, Ltd.                                             121,327
             -------------------------------------------------------
     16,312  Santos, Ltd.                                                 78,390
             -------------------------------------------------------
      3,000  Sons of Gwalia, Ltd.                                         10,952
             -------------------------------------------------------

                                -- Continued --

Fountain Square International Equity Fund
--------------------------------------------------------------------------------


 Shares or
 Principal                           Security                           Market
  Amount                           Description                          Value
-----------  -------------------------------------------------------  ----------
Common Stocks--Continued
--------------------------------------------------------------------
             Australia--Continued
             -------------------------------------------------------
     15,364  Southcorp. Holdings, Ltd.                                   $55,633
             -------------------------------------------------------
      7,800  TABCORP Holdings, Ltd.                                       39,228
             -------------------------------------------------------
     23,763  Western Mining, Ltd.                                        137,851
             -------------------------------------------------------
     29,889  Westfield Trust                                              62,576
             -------------------------------------------------------
      1,065  Westfield Trust, New Units                                    2,230
             -------------------------------------------------------
     41,100  Westpac Banking Corp., Ltd.                                 267,729
             -------------------------------------------------------  ----------
              Total                                                    3,840,980
             -------------------------------------------------------  ----------
             France--(7.0%)
             -------------------------------------------------------
        998  Accor SA                                                    150,204
             -------------------------------------------------------
      2,687  Air Liquid                                                  427,838
             -------------------------------------------------------
      3,786  Alcatel Alsthom                                             494,611
             -------------------------------------------------------
      3,844  AXA SA                                                      251,467
             -------------------------------------------------------
        718  Bancaire                                                     89,395
             -------------------------------------------------------
      5,270  Banque Nationale De Paris                                   251,054
             -------------------------------------------------------
      1,650  BIC                                                         136,157
             -------------------------------------------------------
        715  Bouygues                                                     61,080
             -------------------------------------------------------
        850  Canal Plus                                                  164,441
             -------------------------------------------------------
        975  Carrefour SA                                                658,923
             -------------------------------------------------------
      2,180  Casino Guichard Perrachon                                   102,972
             -------------------------------------------------------
          5  Chargeurs International SA                                      295
             -------------------------------------------------------
     10,087  Compagnie UAP SA                                            268,444
             -------------------------------------------------------
      2,251  De St. Gobain                                               322,792
             -------------------------------------------------------
        750  Eridania Beghin-Say SA                                      106,702
             -------------------------------------------------------
        275  Essilor International                                        77,449
             -------------------------------------------------------
         95  Eurafrance                                                   39,089
             -------------------------------------------------------
      2,756  Financiere De Paribas SA                                    198,050
             -------------------------------------------------------
      3,113  Generale Des Eaux                                           393,619
             -------------------------------------------------------
      1,929  Groupe Danone                                               304,653
             -------------------------------------------------------
      1,837  Havas SA                                                    127,530
             -------------------------------------------------------
        400  Imetal                                                       57,037
             -------------------------------------------------------
      1,662  L'OREAL                                                     670,974
             -------------------------------------------------------
      2,399  La Farge-Coppee                                             168,947
             -------------------------------------------------------
      2,750  La Gardere Groupe Sca                                        82,023
             -------------------------------------------------------
        760  Le Grand SA                                                 153,289
             -------------------------------------------------------

                                -- Continued --

Fountain Square International Equity Fund
--------------------------------------------------------------------------------


 Shares or
 Principal                           Security                           Market
  Amount                           Description                          Value
-----------  -------------------------------------------------------  ----------
Common Stocks--Continued
--------------------------------------------------------------------
             France--Continued
             -------------------------------------------------------
      2,140  Lvmh Moet Vuitton Hennessy Lous                            $549,472
             -------------------------------------------------------
      3,225  Lyonnaise Des Eaux SA                                       352,056
             -------------------------------------------------------
      3,062  Michelin Class B, Registered                                190,717
             -------------------------------------------------------
        205  Pathe SA                                                     40,652
             -------------------------------------------------------
      1,700  Pernod Ricard                                                84,280
             -------------------------------------------------------
      1,300  Peugeot SA                                                  150,311
             -------------------------------------------------------
        530  Pinault-Printemps-Redoute SA                                240,501
             -------------------------------------------------------
        495  Promodes                                                    198,880
             -------------------------------------------------------
      8,456  Rhone Poulenc SA                                            356,402
             -------------------------------------------------------
        135  Sagem SA                                                     67,516
             -------------------------------------------------------
      2,716  Sanofi SA                                                   285,526
             -------------------------------------------------------
      3,336  Schneider SA                                                193,453
             -------------------------------------------------------
        638  Simco-Union SA, Registered                                   48,114
             -------------------------------------------------------
      6,450  Societe Elf Aquitane SA                                     736,401
             -------------------------------------------------------
      2,444  Societe Generale                                            322,841
             -------------------------------------------------------
        175  Sodexho SA                                                   89,273
             -------------------------------------------------------
      3,076  Thomson CSF                                                  81,663
             -------------------------------------------------------
      6,038  Total SA, Class B                                           606,483
             -------------------------------------------------------
      6,340  Unisor Sacilor SA                                           126,442
             -------------------------------------------------------
      1,650  Valeo SA                                                    103,916
             -------------------------------------------------------  ----------
              Total                                                   10,583,934
             -------------------------------------------------------  ----------
             Germany--(8.8%)
             -------------------------------------------------------
      1,100  Adidas                                                      129,358
             -------------------------------------------------------
        800  Agiva AG                                                     17,291
             -------------------------------------------------------
      5,200  Allianz AG                                                1,334,282
             -------------------------------------------------------
        100  Aachener Muenchner Beteiligungs AG                          101,810
             -------------------------------------------------------
     13,550  BASF AG                                                     523,037
             -------------------------------------------------------
     16,600  Bayer AG                                                    709,274
             -------------------------------------------------------
      6,300  Bayerisch Hypotheken & Wechsek Bank AG                      262,048
             -------------------------------------------------------
      5,950  Bayerische Vereins AG                                       327,179
             -------------------------------------------------------
      1,300  Bilfinger & Berger                                           51,879
             -------------------------------------------------------
        200  Brau & Brunnen                                               16,790
             -------------------------------------------------------
        600  CKAG Konzern AG                                              59,060
             -------------------------------------------------------
      1,850  Continental Gummiwerke AG                                    47,188
             -------------------------------------------------------

                                -- Continued --

Fountain Square International Fund
--------------------------------------------------------------------------------


Shares or
Principal                          Security                          Market
 Amount                           Description                        Value
---------  --------------------------------------------------------- -----------
Common Stocks--Continued
--------------------------------------------------------------------
        Germany--Continued
        ------------------------------------------------------------
12,250  Dailmer Benz AG                                              $ 1,040,417
        ------------------------------------------------------------
 2,200  Degussa AG                                                       125,166
        ------------------------------------------------------------
11,550  Deutsche Bank AG                                                 782,257
        ------------------------------------------------------------
 8,250  Deutsche Lufthansa AG                                            167,087
        ------------------------------------------------------------
50,596  Deutsche Telekom                                               1,198,263
        ------------------------------------------------------------
10,350  Dresdner Bank AG                                                 475,587
        ------------------------------------------------------------
 1,240  Heidelberger Zement                                              104,978
        ------------------------------------------------------------
 2,350  Hochtief AG                                                      104,017
        ------------------------------------------------------------
   250  Karstadt AG                                                       96,637
        ------------------------------------------------------------
 1,150  Kloeckner Humboldt Deutz AG*                                       9,686
        ------------------------------------------------------------
  250   Linde AG                                                         183,067
        ------------------------------------------------------------
  300   Man AG                                                            91,302
        ------------------------------------------------------------
  850   Mannesmann AG                                                    397,057
        ------------------------------------------------------------
4,250   Merck KGaA                                                       174,002
        ------------------------------------------------------------
6,096   Metro AG                                                         329,897
        ------------------------------------------------------------
  210   Munchener Ruckversicherungs-Gesellschaft AG                      787,173
        ------------------------------------------------------------
  400   Preussag AG                                                      121,518
        ------------------------------------------------------------
 8,100  RWE AG                                                           360,291
        ------------------------------------------------------------
 1,442  SAP AG                                                           339,938
        ------------------------------------------------------------
 1,850  Schering AG                                                      205,269
        ------------------------------------------------------------
13,100  Siemens AG                                                       913,980
        ------------------------------------------------------------
   100  STRABAG AG*                                                        8,085
        ------------------------------------------------------------
   800  Thyssen AG                                                       181,624
        ------------------------------------------------------------
11,850  VEBA AG                                                          688,060
        ------------------------------------------------------------
   800  Viag AG                                                          345,608
        ------------------------------------------------------------
   650  Volkswagen AG                                                    498,976
        ------------------------------------------------------------    --------
          Total                                                       13,309,138
        ------------------------------------------------------------
        Great Britain--(15.3%)
        ------------------------------------------------------------
29,100  Abbey National PLC                                               399,079
        ------------------------------------------------------------
14,500  Arjo Wiggins Appleton PLC                                         38,702
        ------------------------------------------------------------
10,400  Associated British Foods PLC                                      90,429
        ------------------------------------------------------------
64,390  B.A.T. Industries PLC                                            544,063
        ------------------------------------------------------------
35,370  Barclays PLC                                                     744,541
        ------------------------------------------------------------
22,900  Bass PLC                                                         312,740
        ------------------------------------------------------------

                                -- Continued --

Fountain Square International Fund
--------------------------------------------------------------------------------

 Shares or
 Principal                          Security                          Market
  Amount                           Description                        Value
----------   ------------------------------------------------------   ---------
Common Stocks--Continued
-------------------------------------------------------------------
             Great Britain--Continued
             ------------------------------------------------------
 91,500      BG PLC                                                   $ 373,829
             ------------------------------------------------------
 14,536      BICC Group PLC, Registered                                  40,227
             ------------------------------------------------------
 26,992      Blue Circle Industries PLC                                 182,986
             ------------------------------------------------------
 14,569      BOC Group PLC                                              267,792
             ------------------------------------------------------
 22,900      Boots Co. PLC                                              290,240
             ------------------------------------------------------
 14,600      BPB Industries PLC                                          80,210
             ------------------------------------------------------
 10,390      British Aerospace PLC                                      226,877
             ------------------------------------------------------
 24,974      British Airways PLC                                        271,542
             ------------------------------------------------------
119,689      British Petroleum Co. PLC                                1,635,542
             ------------------------------------------------------
 33,300      British Sky Broadcasting Group PLC                         252,741
             ------------------------------------------------------
 41,600      British Steel PLC                                          112,909
             ------------------------------------------------------
120,600      British Telecommunications PLC                             842,263
             ------------------------------------------------------
 87,271      BTR PLC                                                    270,807
             ------------------------------------------------------
  6,185      Burmah Castrol PLC                                         106,698
             ------------------------------------------------------
 51,972      Cable & Wireless PLC                                       521,688
             ------------------------------------------------------
 22,898      Cadbury Schweppes PLC                                      221,411
             ------------------------------------------------------
 16,470      Caradon PLC                                                 54,209
             ------------------------------------------------------
 91,500      Centrica PLC*                                              133,724
             ------------------------------------------------------
 18,719      Coats Viyella PLC                                           36,170
             ------------------------------------------------------
 14,542      Commercial Union PLC                                       163,473
             ------------------------------------------------------
 10,400      Courtaulds PLC                                              53,134
             ------------------------------------------------------
  1,286      De La Rue, LTD.                                              7,876
             ------------------------------------------------------
18,687       EMI Group PLC                                              171,054
             ------------------------------------------------------
     1       Energy Group PLC                                                11
             ------------------------------------------------------
60,300       General Electric Co. PLC                                   348,557
             ------------------------------------------------------
12,430       GKN PLC                                                    218,196
             ------------------------------------------------------
66,500       Glaxo Holdings PLC                                       1,406,362
             ------------------------------------------------------
14,583       Granada Group PLC                                          200,231
             ------------------------------------------------------
45,707       Grand Metropolitan PLC                                     447,949
             ------------------------------------------------------
24,900       Great Universal Stores PLC                                 256,059
             ------------------------------------------------------
16,652       Guardian Royal Exchange PLC                                 79,349
             ------------------------------------------------------
45,700       Guinness PLC                                               437,777
             ------------------------------------------------------
12,504       Hanson PLC                                                  63,269
             ------------------------------------------------------
27,000       Harrison & Crossfield PLC                                   46,423
             ------------------------------------------------------

                                -- Continued --

Fountain Square International Equity Fund
--------------------------------------------------------------------------------


Shares or
Principal                          Security                            Market
  Amount                          Description                           Value
---------        -----------------------------------------------     -----------
Common Stocks--Continued
----------------------------------------------------------------
                 Great Britain--Continued
                 -----------------------------------------------
    45,744       HSBC Holdings PLC                                   $1,597,740
                 -----------------------------------------------
    18,700       Imperial Chemical Industries PLC                       308,509
                 -----------------------------------------------
    24,959       Ladbroke Group PLC                                     100,337
                 -----------------------------------------------
    16,600       Land Securities PLC                                    252,797
                 -----------------------------------------------
    16,600       LASMO PLC                                               75,839
                 -----------------------------------------------
    24,900       Legal & General Group PLC                              177,366
                 -----------------------------------------------
   114,300       Lloyds TSB Group PLC                                 1,264,308
                 -----------------------------------------------
    16,658       Lonrho PLC                                              32,869
                 -----------------------------------------------
    72,800       Marks & Spencer PLC                                    702,147
                 -----------------------------------------------
    12,500       MEPC PLC, Registered                                   100,195
                 -----------------------------------------------
    29,100       National Power PLC                                     257,793
                 -----------------------------------------------
    16,625       Peninsular & Oriental Steam Navigation Co.             169,058
                 -----------------------------------------------
    31,192       Pilkington PLC                                          67,422
                 -----------------------------------------------
    41,538       Prudential Corp. PLC                                   397,228
                 -----------------------------------------------
    18,700       Rank Group PLC                                         105,643
                 -----------------------------------------------
    12,451       Redland PLC                                             57,801
                 -----------------------------------------------
    29,100       Reed International PLC                                 291,626
                 -----------------------------------------------
    35,300       Reuters Holdings PLC                                   380,349
                 -----------------------------------------------
    12,500       Rexam PLC                                               50,558
                 -----------------------------------------------
    24,965       Rio Tinto PLC, Registered                              404,101
                 -----------------------------------------------
     6,200       RMC Group PLC                                          100,662
                 -----------------------------------------------
    29,107       Royal & Sun Alliance Insurance Group PLC               239,267
                 -----------------------------------------------
    10,372       Royal Bank of Scotland Group PLC                       108,783
                 -----------------------------------------------
    18,687       Safeway PLC                                            117,657
                 -----------------------------------------------
    33,237       Sainsbury (J) PLC                                      231,853
                 -----------------------------------------------
     4,200       Schroder PLC                                           125,514
                 -----------------------------------------------
    20,760       Scottish Power PLC                                     146,516
                 -----------------------------------------------
    41,600       Sears PLC                                               42,234
                 -----------------------------------------------
    12,514       Sedgwick Group PLC                                      24,795
                 -----------------------------------------------
    10,400       Slough Estates PLC                                      54,751
                 -----------------------------------------------
    51,955       Smithkline Beecham PLC                               1,011,983
                 -----------------------------------------------
    10,415       Southern Electric PLC                                   76,234
                 -----------------------------------------------
    10,428       T.I. Group PLC                                          92,978
                 -----------------------------------------------
    29,089       Tarmac PLC                                              54,064
                 -----------------------------------------------

                                -- Continued --

Fountain Square International Equity Fund
--------------------------------------------------------------------------------


Shares or
Principal                          Security                            Market
  Amount                          Description                           Value
---------        -----------------------------------------------     -----------
Common Stocks--Continued
----------------------------------------------------------------
                 Great Britain--Continued
                 -----------------------------------------------
    16,580       Taylor Woodrow PLC                                  $    47,919
                 -----------------------------------------------
    39,476       Tesco PLC                                               266,325
                 -----------------------------------------------
    14,543       Thames Water PLC                                        191,466
                 -----------------------------------------------
    10,400       Thorn PLC                                                28,696
                 -----------------------------------------------
    14,500       Unilever PLC                                            420,027
                 -----------------------------------------------
    14,595       United Utilities Group PLC                              168,610
                 -----------------------------------------------
    68,639       Vodafone Group PLC                                      345,619
                 -----------------------------------------------
    18,700       Zeneca Group PLC                                        618,855
                 -----------------------------------------------     -----------
                   Total                                              23,259,633
                 -----------------------------------------------     -----------
                 Hong Kong--(2.2%)
                 -----------------------------------------------
     8,000       Applied International Holdings, Ltd.*                       661
                 -----------------------------------------------
    13,835       Bank of East Asia, Ltd.                                  57,538
                 -----------------------------------------------
    42,000       Cathay Pacific Airways, Ltd.                             82,182
                 -----------------------------------------------
    32,000       Cheung Kong Holdings, Ltd.                              355,439
                 -----------------------------------------------
    26,500       China Light & Power Co., Ltd.                           151,966
                 -----------------------------------------------
    24,368       Chinese Estates, Ltd.                                    23,133
                 -----------------------------------------------
        20       Evergo China Holdings, Ltd.*                                  3
                 -----------------------------------------------
     9,100       Giordano International, Ltd.                              5,730
                 -----------------------------------------------
    18,000       Hang Lung Development Co., Ltd.                          35,221
                 -----------------------------------------------
    27,700       Hang Seng Bank, Ltd.                                    404,273
                 -----------------------------------------------
    63,120       Hong Kong & China Gas, Ltd.                             136,960
                 -----------------------------------------------
    18,625       Hong Kong & Shanghai Hotel, Ltd.                         25,258
                 -----------------------------------------------
     2,800       Hong Kong Aircraft Engineering Co., Ltd.                  9,565
                 -----------------------------------------------
   159,885       Hong Kong Telecommunications, Ltd.                      416,102
                 -----------------------------------------------
    62,008       Hopewell Holdings, Ltd.                                  37,841
                 -----------------------------------------------
    48,000       Hutchison Whampoa, Ltd.
                 -----------------------------------------------         468,064
    16,000       Hysan Development, Ltd.                                  50,939
                 -----------------------------------------------
     5,500       Johnson Electric, Ltd.                                   16,800
                 -----------------------------------------------
     8,000       Miramar Hotel & Investment, Ltd.                         16,222
                 -----------------------------------------------
    22,554       New World Developments Co., Ltd.                        162,400
                 -----------------------------------------------
    21,000       Oriental Press Group, Ltd.                                8,272
                 -----------------------------------------------
     5,700       Peregrine Investment Holdings, Ltd.                      12,589
                 -----------------------------------------------
    23,032       Shangri-La Asia, Ltd.                                    25,731
                 -----------------------------------------------
    25,048       Shun Tak Holdings, Ltd.                                  15,124
                 -----------------------------------------------

                                -- Continued --

Fountain Square International Equity Fund
--------------------------------------------------------------------------------


Shares or
Principal                          Security                             Market
  Amount                          Description                           Value
---------        -----------------------------------------------     -----------
Common Stocks--Continued
----------------------------------------------------------------
                 Hong Kong--Continued
                 -----------------------------------------------
    26,000       South China Morning Post, Ltd.                      $    26,865
                 -----------------------------------------------
    15,000       Stelux Holdings International                             3,274
                 -----------------------------------------------
    32,000       Sun Hung Kai Properties, Ltd.                           401,936
                 -----------------------------------------------
    22,500       Swire Pacific, Ltd., Class A                            213,593
                 -----------------------------------------------
     6,000       Television Broadcasts, Ltd.                              23,093
                 -----------------------------------------------
    31,000       Wharf Holdings, Ltd.                                    130,526
                 -----------------------------------------------
     2,625       Wing Ling Bank                                           17,630
                 -----------------------------------------------
     5,000       Winsor Industrial, Ltd.                                   1,253
                 -----------------------------------------------     -----------
                   Total                                               3,336,183
                 -----------------------------------------------     -----------
                 Indonesia--(0.0%)
                 -----------------------------------------------
    19,000       Mulia Industrindo                                        27,610
                 -----------------------------------------------     -----------
                 Italy--(6.1%)
                 -----------------------------------------------
    42,690       Assicurazioni Generali SpA                              874,409
                 -----------------------------------------------
    67,100       Banca Commerciale Italiana                              153,730
                 -----------------------------------------------
    26,200       Banco Ambrosiano Veneto                                 149,881
                 -----------------------------------------------
     8,676       Benetton Group SpA                                      129,771
                 -----------------------------------------------
     7,400       Burgo (Cartiere) SpA                                     43,778
                 -----------------------------------------------
   114,500       Credito Italiano                                        228,137
                 -----------------------------------------------
    31,000       Edison SpA                                              144,122
                 -----------------------------------------------
   368,000       Ente Nazional Indrocarburi SpA                        2,153,469
                 -----------------------------------------------
     7,000       Falck, Accia & Ferriere Lombarde                         25,238
                 -----------------------------------------------
   170,830       Fiat SpA                                                564,905
                 -----------------------------------------------
    38,720       Fiat SpA, di risp                                        67,748
                 -----------------------------------------------
    16,000       Impregilo SpA                                            11,019
                 -----------------------------------------------
    40,600       Istituto Bancario san Paolo di Torina                   312,700
                 -----------------------------------------------
    29,450       Istituto Mobiliare Italiano                             284,350
                 -----------------------------------------------
   208,160       Istituto Nazionale delle Assicurazioni                  304,848
                 -----------------------------------------------
    11,150       Italcementi SpA                                          77,414
                 -----------------------------------------------
     7,850       Italcementi SpA, di risp                                 19,672
                 -----------------------------------------------
    31,300       Italgas SpA                                              95,905
                 -----------------------------------------------
    22,400       Magneti Marelli SpA                                      38,005
                 -----------------------------------------------
    55,500       Mediaset SpA                                            252,449
                 -----------------------------------------------
    23,500       Mediobanca Banca SpA                                    159,355
                 -----------------------------------------------

                                -- Continued --

Fountain Square International Equity Fund
--------------------------------------------------------------------------------


Shares or
Principal                          Security                             Market
  Amount                          Description                           Value
---------        -----------------------------------------------     -----------
Common Stocks--Continued
----------------------------------------------------------------
                 Italy--Continued
                 -----------------------------------------------
   134,154       Montedison SpA                                      $    86,254
                 -----------------------------------------------
    46,500       Montedison SpA, di risp                                  24,369
                 -----------------------------------------------
   107,680       Olivetti Ing & Co. SpA*                                  40,566
                 -----------------------------------------------
    72,480       Parmalat Finanziaria SpA                                101,130
                 -----------------------------------------------
    75,000       Pirelli SpA                                             203,223
                 -----------------------------------------------
    13,725       RAS Italian                                             114,902
                 -----------------------------------------------
    12,600       Rinascente                                               79,956
                 -----------------------------------------------
     1,600       Saffa, Class A*                                           2,585
                 -----------------------------------------------
    14,300       Sirti SpA                                                77,935
                 -----------------------------------------------
    34,000       Snia BPD SpA                                             30,931
                 -----------------------------------------------
     6,700       Societa Asscuriatrice Industrial                         60,877
                 -----------------------------------------------
   305,000       Telecom Italia Mobile SpA                             1,029,859
                 -----------------------------------------------
    42,152       Telecom Italia SpA                                      150,680
                 -----------------------------------------------
   165,817       Telecom Italia SpA*                                   1,055,008
                 -----------------------------------------------
    72,500       TIM, di risp*                                           125,436
                 -----------------------------------------------     -----------
                   Total                                               9,274,616
                 -----------------------------------------------     -----------
                 Japan--(31.0%)
                 -----------------------------------------------
     2,500       Advantest                                               232,263
                 -----------------------------------------------
    32,000       Ajinomoto Co., Inc.                                     308,108
                 -----------------------------------------------
    19,000       Aoki Corp.                                               12,517
                 -----------------------------------------------
     2,500       Aoyama Trading Co., Ltd.                                 74,958
                 -----------------------------------------------
    61,000       Asahi Bank, Ltd.                                        457,500
                 -----------------------------------------------
    19,000       Asahi Breweries, Ltd.                                   288,851
                 -----------------------------------------------
    57,000       Asahi Chemical Industry Co., Ltd.                       310,515
                 -----------------------------------------------
    54,000       Asahi Glass Co., Ltd.                                   488,007
                 -----------------------------------------------
   110,000       Bank of Tokyo-Mitsubishi, Ltd.                        2,043,918
                 -----------------------------------------------
    19,000       Bridgestone Corp.                                       455,743
                 -----------------------------------------------
    23,000       Canon, Inc.                                             734,290
                 -----------------------------------------------
    11,000       Casio Computer Co., Ltd.                                110,557
                 -----------------------------------------------
    31,000       Chiba Bank                                              157,095
                 -----------------------------------------------
    19,000       Chugai Pharmaceutical Co., Ltd.                         168,497
                 -----------------------------------------------
    22,000       Dai Nippon Printing Co., Ltd.                           503,547
                 -----------------------------------------------
    20,000       Daiei, Inc.                                             152,196
                 -----------------------------------------------
    19,000       Daikin Industries, Ltd.                                 176,520
                 -----------------------------------------------
    19,000       Daiwa House Industry Co. Ltd.                           215,034
                 -----------------------------------------------

                                -- Continued --

Fountain Square International Equity Fund
--------------------------------------------------------------------------------


Shares or
Principal                          Security                            Market
  Amount                          Description                           Value
---------        -----------------------------------------------     -----------
Common Stocks--Continued
----------------------------------------------------------------
                 Japan--Continued
                 -----------------------------------------------
    38,000       Daiwa Securities, Ltd.                              $   260,929
                 -----------------------------------------------
       112       East Japan Railway Co.                                  481,486
                 -----------------------------------------------
    13,000       Ebara Corp.                                             182,263
                 -----------------------------------------------
     8,100       Fanuc Co., Ltd.                                         379,003
                 -----------------------------------------------
    66,000       Fuji Bank                                               858,446
                 -----------------------------------------------
    11,000       Fuji Photo Film Co., Ltd.                               462,669
                 -----------------------------------------------
    49,000       Fujitsu, Ltd.                                           720,101
                 -----------------------------------------------
    14,000       Furukawa Electric Co.                                    93,530
                 -----------------------------------------------
    26,000       Hankyu Corp.                                            135,490
                 -----------------------------------------------
    19,000       Hazama Corp.                                             30,169
                 -----------------------------------------------
    95,000       Hitachi, Ltd.                                         1,075,168
                 -----------------------------------------------
    25,000       Honda Motor Co., Ltd.                                   836,148
                 -----------------------------------------------
    60,000       Industrial Bank of Japan                                836,148
                 -----------------------------------------------
    12,000       ITO-Yokado Co., Ltd.                                    684,121
                 -----------------------------------------------
    59,000       Japan Airlines*                                         257,627
                 -----------------------------------------------
    48,000       Japan Energy Corp. (Nikko Kyodo Co., Ltd.)              107,432
                 -----------------------------------------------
    21,000       Joyo Bank                                               116,706
                 -----------------------------------------------
     9,000       JUSCO, Ltd.                                             250,844
                 -----------------------------------------------
    38,000       Kajima Corp.                                            196,740
                 -----------------------------------------------
    25,300       Kansai Electric Power, Inc.                             487,196
                 -----------------------------------------------
    35,000       KAO Corp.                                               526,182
                 -----------------------------------------------
    30,000       Kawasaki Steel Corp.                                     85,135
                 -----------------------------------------------
    46,000       Kinki Nippon Railway                                    262,635
                 -----------------------------------------------
    38,000       Kirin Brewery Co., Ltd.                                 353,040
                 -----------------------------------------------
    38,000       Komatsu, Ltd.                                           259,324
                 -----------------------------------------------
    57,000       Kubota Corp.                                            245,524
                 -----------------------------------------------
    38,000       Kumagai Gumi Co., Ltd.                                   46,537
                 -----------------------------------------------
     5,700       Kyocera Corp.                                           491,047
                 -----------------------------------------------
    19,000       Kyowa Hakko Kogyo Co., Ltd.                             121,638
                 -----------------------------------------------
    57,000       Marubenii Corp.                                         237,821
                 -----------------------------------------------
     4,000       Marui Co., Ltd.                                          67,568
                 -----------------------------------------------
    57,000       Matsushita Electric Industrial Co., Ltd.              1,189,104
                 -----------------------------------------------
    57,000       Mitsubishi Chemical Corp.                               148,277
                 -----------------------------------------------
    53,000       Mitsubishi Corp.                                        568,496
                 -----------------------------------------------
    67,000       Mitsubishi Electric Corp.                               367,821
                 -----------------------------------------------
    41,000       Mitsubishi Estate Co., Ltd.                             585,219
                 -----------------------------------------------

                                -- Continued --

Fountain Square International Fund
---------------------------------------------------------------------

 Shares or
 Principal                   Security                      Market
  Amount                    Description                    Value
-----------  -------------------------------------------  --------
Common Stocks--Continued
--------------------------------------------------------
             Japan--Continued
             -------------------------------------------
104,000      Mitsubishi Heavy Industries, Ltd.             $733,446
             -------------------------------------------
 38,000      Mitsubishi Material Corp.                      131,588
             -------------------------------------------
 34,000      Mitsubishi Trust & Banking Co.                 496,790
             -------------------------------------------
 57,000      Mitsui & Co.                                   544,003
             -------------------------------------------
 38,000      Mitsui Engineering & Shipbuilding Co., Ltd.*    68,041
             -------------------------------------------
 31,000      Mitsui Fudosan                                 397,973
             -------------------------------------------
 28,000      Mitsui Trust & Bankings Co.                    174,290
             -------------------------------------------
 20,000      Mitsukoshi, Ltd.                               122,973
             -------------------------------------------
  7,000      Murata Manufacturing Co., Ltd.                 329,307
             -------------------------------------------
 12,000      Mycal Corp.                                    157,095
             -------------------------------------------
 33,000      NEC Corp.                                      479,392
             -------------------------------------------
 38,000      New Oji Paper Co.                              198,986
             -------------------------------------------
 19,000      NGK Insulators, Ltd.                           205,405
             -------------------------------------------
 23,000      Nippon Denso, Ltd.                             569,172
             -------------------------------------------
 15,000      Nippon Express Co., Ltd.                       100,971
             -------------------------------------------
 19,000      Nippon Fire & Marine Insurance                  96,765
             -------------------------------------------
111,000      Nippon Kokan                                   202,500
             -------------------------------------------
 18,000      Nippon Light Metal Co.                          57,010
             -------------------------------------------
 19,000      Nippon Meat Packers, Inc.                      229,476
             -------------------------------------------
 54,000      Nippon Oil Co., Ltd.                           244,459
             -------------------------------------------
210,000      Nippon Steel Corp.                             588,851
             -------------------------------------------
    284      Nippon Telegraph & Telephone Corp.           2,878,376
             -------------------------------------------
 57,000      Nippon Yusen Kabushiki Kaisha                  202,677
             -------------------------------------------
 72,000      Nissan Motors Co., Ltd.                        494,392
             -------------------------------------------
 49,000      Nomura Securities Co., Ltd.                    695,270
             -------------------------------------------
 22,000      Odakyu Electric Railway                        120,591
             -------------------------------------------
 84,000      Osaka Gas Co., Ltd.                            202,196
             -------------------------------------------
 19,000      Penta-Ocean Construction Co., Ltd.              47,660
             -------------------------------------------
  6,000      Pioneer Electronic Corp.                       150,507
             -------------------------------------------
  2,000      Rohm Co.                                       261,824
             -------------------------------------------
 74,000      Sakura Bank                                    453,125
             -------------------------------------------
 14,000      Sankyo Co., Ltd.                               500,169
             -------------------------------------------
 57,000      Sanyo Electric Co.                             238,784
             -------------------------------------------
  4,000      Secom Co., Ltd.                                292,905
             -------------------------------------------
  3,700      Sega Enterprise, Ltd.                          112,500
             -------------------------------------------
 19,000      Sekisui House, Ltd.                            181,334
             -------------------------------------------

                                -- Continued --

Fountain Square International Fund
---------------------------------------------------------------------

 Shares or
 Principal                   Security                      Market
  Amount                    Description                    Value
-----------  -------------------------------------------  --------
Common Stocks--Continued
--------------------------------------------------------
             Japan--Continued
             ----------------------------------
 38,000      Sharp Corp.                                   $487,838
             ----------------------------------
  5,000      Shimano, Inc.                                  124,155
             ----------------------------------
 27,000      Shimizu Construction                           139,105
             ----------------------------------
  8,000      Shin-Etsu Chemical Co.                         228,378
             ----------------------------------
  8,000      Shiseido Co., Ltd.                             133,108
             ----------------------------------
 25,000      Shizuoka Bank                                  270,270
             ----------------------------------
 38,000      Shon Denko KK                                   83,767
             ----------------------------------
  8,800      Sony Corp.                                     877,027
             ----------------------------------
 75,000      Sumitomo Bank, Ltd.                          1,203,547
             ----------------------------------
 76,000      Sumitomo Chemical Co., Ltd.                    306,824
             ----------------------------------
 38,000      Sumitomo Corp.                                 333,784
             ----------------------------------
 25,000      Sumitomo Electric Industries                   415,963
             ----------------------------------
  8,000      Sumitomo Forestry Co., Ltd.                     76,351
             ----------------------------------
 18,000      Sumitomo Metal & Mining                        103,834
             ----------------------------------
 68,000      Sumitomo Metal Industries                      171,149
             ----------------------------------
 19,000      Sumitomo Osaka Cement Co.                       47,660
             ----------------------------------
 38,000      Taisei Construction                            153,091
             ----------------------------------
 11,000      Taisho Pharmaceutical Co.                      287,078
             ----------------------------------
 23,000      Takeda Chemical Industries                     697,381
             ----------------------------------
 38,000      Teijin, Ltd.                                   163,682
             ----------------------------------
 26,000      Tobu Railway Co., Ltd.                         110,236
             ----------------------------------
 13,600      Tohoku Electric Power Co., Inc.                226,284
             ----------------------------------
 58,000      Tokai Bank                                     543,750
             ----------------------------------
 57,000      Tokyo Marine Fire Insurance Co.                726,942
             ----------------------------------
 35,200      Tokyo Electric Power                           662,973
             ----------------------------------
  2,000      Tokyo Electron, Ltd.                           123,649
             ----------------------------------
 76,000      Tokyo Gas, Ltd.                                188,716
             ----------------------------------
 32,000      Tokyo Corp.                                    174,324
             ----------------------------------
 26,000      Toppan Printing Co., Ltd.                      417,230
             ----------------------------------
 57,000      Toray Industries, Inc.                         374,544
             ----------------------------------
 19,300      Toto, Ltd.                                     237,990
             ----------------------------------
 38,000      Toyobo, Ltd.                                    86,655
             ----------------------------------
 83,000      Toyota Motor Corp.                           2,544,678
             ----------------------------------
 38,000      Ube Industries, Inc.                            97,888
             ----------------------------------
 38,000      Yamaichi Securities, Ltd.                       83,446
             ----------------------------------
 34,000      Yasuda Trust & Banking                         130,659
             ----------------------------------          ----------
               Total                                     46,892,459
             ----------------------------------          ----------

                                -- Continued --

Fountain Square International Fund
----------------------------------------------------------------------

 Shares or
 Principal                   Security                      Market
  Amount                    Description                    Value
-----------  -------------------------------------------  --------
Common Stocks--Continued
--------------------------------------------------------
             Netherlands--(2.8%)
             -------------------------------------------
   16,448    ABN Amro Holdings NV                         $  387,425
             -------------------------------------------
      950    Akzo Nobel NV                                   147,402
             -------------------------------------------
    8,100    Elsevier NV                                     142,996
             -------------------------------------------
      500    Heineken NV                                      76,903
             -------------------------------------------
    9,105    ING Groep NV                                    443,901
             -------------------------------------------
    1,080    KLM Royal Dutch Airlines NV                      38,602
             -------------------------------------------
    4,773    Koninklijke Ahold NV                            138,282
             -------------------------------------------
      413    Koninklijke Hoogovens NV                         25,069
             -------------------------------------------
    1,300    Koninklijke KNP BT NV                            29,929
             -------------------------------------------
   11,922    Koninklijke Royal PTT Nederland NV              490,133
             -------------------------------------------
      300    Nedlloyd Groep NV                                10,055
             -------------------------------------------
    4,100    Philips Electronics NV                          333,149
             -------------------------------------------
   26,400    Royal Dutch Petroleum Co.                     1,482,458
             -------------------------------------------
    1,950    Unilever NV CVA                                 429,133
             -------------------------------------------
      369    Verenigde Machinefabrieken Stork NV              14,849
             -------------------------------------------
      867    Wolters Kluwer NV CVA                           114,396
             -------------------------------------------   ---------
               Total                                       4,304,682
             -------------------------------------------   ---------

             Singapore--(1.9%)
             -------------------------------------------
   26,666    Asia Food & Property*                            23,733
             -------------------------------------------
   31,000    City Development, Ltd.                          263,422
             -------------------------------------------
    4,000    Creative Technology, Ltd.*                       84,839
             -------------------------------------------
   10,000    Cycle & Carriage, Ltd.                           87,694
             -------------------------------------------
   37,000    DBS Land Ltd.                                   115,199
             -------------------------------------------
   18,000    Development Bank of Singapore, Ltd.             233,715
             -------------------------------------------
   12,000    First Capital Corp., Ltd.                        27,573
             -------------------------------------------
   13,000    Fraser & Neave, Ltd.                             88,374
             -------------------------------------------
    8,000    Inchcape Berhad                                  28,552
             -------------------------------------------
   27,000    Keppel Corp., Ltd.                              115,634
             -------------------------------------------
   14,000    Natsteel, Ltd.                                   39,401
             -------------------------------------------
   37,000    Neptune Orient Lines, Ltd.                       30,183
             -------------------------------------------
   26,960    OCBC - Foreign                                  271,245
             -------------------------------------------
    6,000    Overseas Union Enterprises, Ltd.                 27,736
             -------------------------------------------
    2,000    Robinson & Co.                                    9,721
             -------------------------------------------
    7,100    Shangri-La Hotel, Ltd.                           19,692
             -------------------------------------------
   35,000    Singapore International Airlines, Ltd.          328,343
             -------------------------------------------
    8,400    Singapore Press Holdings, Ltd.                  159,318
             -------------------------------------------

                                -- Continued --

Fountain Square International Fund
----------------------------------------------------------------------

 Shares or
 Principal                   Security                      Market
  Amount                    Description                    Value
-----------  -------------------------------------------  --------
Common Stocks--Continued
--------------------------------------------------------
             Singapore--Continued
             -------------------------------------------
 28,000      Singapore Technologies Industrial Corp.      $   70,427
             -------------------------------------------
235,000      Singapore Telecommunications, Ltd.              445,710
             -------------------------------------------
 14,000      Straits Trading Co., Ltd.                        29,313
             -------------------------------------------
 60,000      United Industries Corp., Ltd.                    47,314
             -------------------------------------------
 31,000      United Overseas Bank, Ltd.                      337,181
             -------------------------------------------  ----------
               Total                                       2,884,319
             -------------------------------------------  ----------
             South Korea--(0.2%)
             -------------------------------------------
 26,440      Korea Fund Closed-End Mutual Fund               368,507
             -------------------------------------------
     27      Samsung Electronics Co., Ltd.                     1,969
             -------------------------------------------  ----------
               Total                                         370,476
             -------------------------------------------  ----------
             Spain--(3.7%)
             -------------------------------------------
    257      Acerinox SA, Registered                          46,867
             -------------------------------------------
  8,284      Acesa Autopista                                  96,962
             -------------------------------------------
    400      Alba                                             46,223
             -------------------------------------------
 25,200      Banco Bilbao Vizcaya SA, Registered             658,946
             -------------------------------------------
  6,400      Banco Central Hispanoamericano, SA, Registered  245,559
             -------------------------------------------
 24,900      Banco Santander SA                              696,863
             -------------------------------------------
  5,000      Corporacion Bancaria de Espana SA               276,640
             -------------------------------------------
    790      Corporacion Mafre cia International SA           44,270
             -------------------------------------------
  1,400      Dragados & Construcciones SA                     26,813
             -------------------------------------------
  1,200      Ebro Agricolas, Compania De Alimentacion SA      20,622
             -------------------------------------------
    550      Empresa Nacional de Celulosas SA                 10,232
             -------------------------------------------
 42,400      Endesa-Empresa Nac Elec.                        874,932
             -------------------------------------------
  4,100      Ercros SA*                                        3,781
             -------------------------------------------
    400      Fomento de Construccion & Contrates SA           49,266
             -------------------------------------------
  5,600      Gas Natural SDG SA                              274,448
             -------------------------------------------
 37,100      Iberdrola SA                                    412,687
             -------------------------------------------
    510      Inmobiliaria Metropolitana Vasco Central SA      17,989
             -------------------------------------------
    200      Portland Valderrivassa SA                        15,902
             -------------------------------------------
 12,200      Repsol SA                                       489,337
             -------------------------------------------
  1,611      Sociedade General De Aguas D'Barcelona, SA       61,916
             -------------------------------------------
    900      Tabacalera Spanish SA, Registered                48,112
             -------------------------------------------
 36,000      Telefonica De Espana                            966,887
             -------------------------------------------
  7,100      Union Electrica Fenosa SA                        56,544
             -------------------------------------------

                                -- Continued --

Fountain Square International Equity Fund
--------------------------------------------------------------------------------

Shares or
Principal                          Security                            Market
  Amount                           Description                          Value
----------   ---------------------------------------------------     -----------
Common Stocks--Continued
----------------------------------------------------------------
             ---------------------------------------------------
             Spain--Continued
             ---------------------------------------------------
 2,700       Uralita SA                                                 $26,987
             ---------------------------------------------------
 1,339       Vallehermoso SA                                             31,689
             ---------------------------------------------------
   600       Viscofan Envolturas Celulosicas                             14,122
             ---------------------------------------------------
   371       Zardoya Otis SA                                             43,063
             ---------------------------------------------------    -----------
                Total                                                 5,557,659
             ---------------------------------------------------    -----------
             Sweden--(3.6%)
             ---------------------------------------------------
28,500       ABB AB, Series A                                           381,175
             ---------------------------------------------------
 2,400       AGA AB, Series A                                            34,661
             ---------------------------------------------------
 4,100       AGA AB, Series B                                            57,410
             ---------------------------------------------------
53,066       Astra AB, Series A                                         952,978
             ---------------------------------------------------
 6,500       Atlas Copco AB, Series A                                   186,930
             ---------------------------------------------------
 2,600       Electrolux AB, Series B                                    201,134
             ---------------------------------------------------
32,500       Ericsson LM, Series B                                    1,467,280
             ---------------------------------------------------
 1,300       Esselte AB, Series A                                        29,468
             ---------------------------------------------------
 1,300       Granges AB*                                                 19,264
             ---------------------------------------------------
 7,000       Hennes & Mauritz AB, Series B                              294,931
             ---------------------------------------------------
    50       Scancem AB, Series A                                         1,953
             ---------------------------------------------------
 3,100       Securitas AB, Series B                                      90,319
             ---------------------------------------------------
 4,000       Skandia Forsakrings AB                                     162,755
             ---------------------------------------------------
18,600       Skandinaviska Enskilda Banken, Class A                     213,729
             ---------------------------------------------------
 4,400       Skanska AB, Series B                                       188,977
             ---------------------------------------------------
 4,300       SKF AB, Series B                                           115,021
             ---------------------------------------------------
10,800       Stora Kopparbergs Bergslag Aktiebolag, Series A            177,675
             ---------------------------------------------------
 6,700       Svenska Cellulosa AB, Series B                             160,708
             ---------------------------------------------------
 7,200       Svenska Handelsbanken, Class A                             223,337
             ---------------------------------------------------
16,600       Swedish Match AB                                            52,742
             ---------------------------------------------------
 4,700       Trelleborg AB, Series B                                     76,731
             ---------------------------------------------------
13,800       Volvo AB, Series B                                         370,005
             ---------------------------------------------------    -----------
                Total                                                 5,459,183
             ---------------------------------------------------    -----------
             Switzerland--(4.5%)
             ---------------------------------------------------
  160        ABB AB, Bearer                                             227,389
             ---------------------------------------------------
  310        Adecco SA, Bearer                                          120,751
             ---------------------------------------------------
   95        Alusuisse-Lonza Holding, Registered                         86,385
             ---------------------------------------------------
3,200        Credit Suisse Group, Registered                            431,711
             ---------------------------------------------------

                                -- Continued --

Fountain Square International Equity Fund
--------------------------------------------------------------------------------

 Shares or
 Principal                         Security                            Market
   Amount                          Description                          Value
----------   ---------------------------------------------------    ------------
Common Stocks--Continued
----------------------------------------------------------------
             Switzerland--Continued
             ---------------------------------------------------
        15   Georg Fischer AG                                       $    22,766
             ---------------------------------------------------
       120   Holderbank Financiere Glarus AG                            112,134
             ---------------------------------------------------
       660   Nestle SA, Registered                                      837,591
             ---------------------------------------------------
     1,080   Novartis AG, Registered                                  1,733,433
             ---------------------------------------------------
       117   Roche Holdings AG, Genuss                                1,131,606
             ---------------------------------------------------
        27   Roche Holdings AG                                          414,609
             ---------------------------------------------------
        55   Sairgroup, Registered*                                      70,599
             ---------------------------------------------------
        85   SMH Swiss Corp.                                             48,624
             ---------------------------------------------------
        33   Societe Generale                                            66,562
             ---------------------------------------------------
        65   Sulzer AG, Registered                                       49,090
             ---------------------------------------------------
     1,280   Swiss Bank Corp.                                           346,215
             ---------------------------------------------------
       245   Swiss Reinsurance Co., Registered                          356,291
             ---------------------------------------------------
       350   Union Bank of Switzerland, Bearer                          389,783
             ---------------------------------------------------
       400   Union Bank of Switzerland, Registered                       88,749
             ---------------------------------------------------
       110   Valora Holding AG, Registered                               24,915
             ---------------------------------------------------
       795   Zurich Verichrng Gesellschft, Registered                   323,863
             ---------------------------------------------------    -----------
               Total                                                  6,883,066
             ---------------------------------------------------    -----------
             Thailand--(0.0%)
             ---------------------------------------------------
     2,100   Castle Peak Holdings PLC                                     7,774
             ---------------------------------------------------
     8,700   CMIC Finance & Securities Co., Ltd.                          1,774
             ---------------------------------------------------
    25,000   Finance One PLC                                              2,980
             ---------------------------------------------------
    14,500   General Finance & Securities Co., Ltd.                       3,594
             ---------------------------------------------------
     4,900   MDX PLC*                                                     1,230
             ---------------------------------------------------
     6,600   Phoenix Pulp & Paper PLC*                                    4,762
             ---------------------------------------------------
    25,200   TPI Polene PLC, Ltd.                                         8,302
             ---------------------------------------------------
     9,100   Univest Land Public Co., Ltd.*                                 428
             ---------------------------------------------------    -----------
                Total                                                    30,844
             ---------------------------------------------------    -----------
                Total Common Stocks                                 136,014,782
             ---------------------------------------------------    -----------
Preferred Stocks--(0.4%)
----------------------------------------------------------------
              Australia--(0.1%)
             ---------------------------------------------------
    35,278    News Corp., Ltd.                                          136,679
             ---------------------------------------------------   ------------
              Germany--(0.2%)
             ---------------------------------------------------
     5,400    RWE AG                                                    193,743
             ---------------------------------------------------
     1,042    SAP AG                                                    253,584
             ---------------------------------------------------   ------------
                Total                                                   447,327
             ---------------------------------------------------   ------------

                                -- Continued --

Fountain Square International Equity Fund
-------------------------------------------------------------------------------

Shares or
Principal                        Security                              Market
  Amount                        Description                             Value
----------   ---------------------------------------------------     ----------
Preferred Stocks--Continued
----------------------------------------------------------------
             Italy--(0.1%)
             ---------------------------------------------------
    57,750   Fiat SpA                                                 $  94,437
             ---------------------------------------------------     ----------
             Total Preferred Stocks                                     678,443
             ---------------------------------------------------     ----------
Warrants and Rights--(0.0%)
----------------------------------------------------------------
             France--(0.0%)
             ---------------------------------------------------
       426   Casino Guichard Perrachon*                                   6,398
             ---------------------------------------------------
     3,255   Cie Generale Des Eaux*                                       1,945
             ---------------------------------------------------
         8   Sodexho SA*                                                  1,798
             ---------------------------------------------------    -----------
                Total                                                    10,141
             ---------------------------------------------------    -----------
             Hong Kong--(0.0%)
             ---------------------------------------------------
       800   Applied International*                                          18
             ---------------------------------------------------
     5,625   Hong Kong & Shanghai Hotels*                                   943
             ---------------------------------------------------
     1,650   Hysan Development Co.*                                         725
             ---------------------------------------------------
     7,500   Oriental Press Group*                                          334
             ---------------------------------------------------
     1,220   Peregrine Investment Holdings*                                 552
             ---------------------------------------------------
     8,000   Stelux Holdings International, Ltd.*                           331
             ---------------------------------------------------    -----------
                Total                                                     2,903
             ---------------------------------------------------    -----------
             Italy--(0.0%)
             ---------------------------------------------------
     1,600   Mediobanca/Rinascenter*                                        292
             ---------------------------------------------------
     2,400   Mediobanca/Rinascenter*                                      1,741
             ---------------------------------------------------
     1,500   R.A.S. SpA*                                                  4,103
             ---------------------------------------------------
       800   R.A.S. SpA*                                                  1,279
             ---------------------------------------------------    -----------
                Total                                                     7,415
             ---------------------------------------------------    -----------
             Singapore--(0.0%)
             ---------------------------------------------------
     2,000   Asia Food & Property*                                          741
             ---------------------------------------------------
     6,250   Keppel Corp., Ltd.                                           5,778
             ---------------------------------------------------    -----------
                Total                                                     6,519
             ---------------------------------------------------    -----------
             Thailand--(0.0%)
             ---------------------------------------------------
     1,290   National Finance & Security*                                   577
             ---------------------------------------------------    -----------
             Total Warrants and Rights                                   27,555
             ---------------------------------------------------    -----------
Convertible Securities--(0.0%)
----------------------------------------------------------------
             France--(0.0%)
             ---------------------------------------------------
       325   Sanofi, Convertible Bond, 4.00%, 1/1/00                     37,034
             ---------------------------------------------------
       277   Simco, Convertible Bond, 3.25%, 1/1/06                      23,131
             ---------------------------------------------------    -----------
                Total Convertible Securities                             60,165
             ---------------------------------------------------    -----------

                                -- Continued --

Fountain Square International Equity Fund
--------------------------------------------------------------------------------

Shares or
Principal                          Security                           Market
  Amount                          Description                          Value
----------   ---------------------------------------------------    ------------
Corporate Bonds--(0.0%)
----------------------------------------------------------------
             France--(0.0%)
             ---------------------------------------------------
       426   Casino Guichard, 4.50%, 7/12/01                               $200
             ---------------------------------------------------
    40,000   Sodexho S.A., 6.00%, 6/7/04                                  6,634
             ---------------------------------------------------    -----------
               Total                                                      6,834
             ---------------------------------------------------    -----------
             Italy--(0.0%)
             ---------------------------------------------------
 2,125,000   Mediobanca, 6.00%, 12/31/02                                  1,257
             ---------------------------------------------------    -----------
               Total Corporate Bonds                                      8,091
             ---------------------------------------------------    -----------
Repurchase  Agreements--(6.7%)
----------------------------------------------------------------
10,172,000   UBS Securities, 5.76%, dated 7/31/97, due 8/1/97
             (at amortized cost), collateralized by U.S.
             Treasury Bills due 10/23/97 with a value of
             $10,173,628.                                            10,172,000
             ---------------------------------------------------    -----------
               Total Repurchase Agreements                           10,172,000
             ---------------------------------------------------    -----------
               Total Investments (Cost $128,192,720)**--96.7%       146,961,036
             ---------------------------------------------------    -----------
               Other assets in excess of liabilities--3.3%            4,977,103
             ---------------------------------------------------    -----------
               Total Net Assets--100.0%                            $151,938,139
             ===================================================    ===========

Percentages indicated are based on net assets of $151,938,139.

*Non-income producing security

**The cost of investments for federal tax purposes amounts to $128,192,720. The net unrealized appreciation of investments on federal tax basis amounts to $18,768,316, which is composed of $25,527,420 appreciation and $6,759,104 depreciation at July 31, 1997.

At July 31, 1997, International Equity Fund's investment concentration, by industry, was as follows:

                 Automotive.........................4.7%

                 Business & Financial Services.....21.0%

                 Chemicals..........................4.0%

                 Consumer Goods & Services.........21.1%

                 Electronics........................4.0%

                 Energy.............................6.7%

                 Health Care........................5.6%

                 Machinery & Equipment..............3.0%

                 Metals & Materials.................3.5%

                 Telecommunications.................8.2%

                 Transportation.....................2.6%

                 Utilities..........................3.4%

                 Other.............................12.2%

See notes to financial statements.

Fountain Square Bond Fund For Income
Schedule of Investments
July 31, 1997
--------------------------------------------------------------------------------

 Shares or
 Principal                                  Security                                     Market
 Amount                                    Description                                    Value
--------------   ------------------------------------------------------------------    -----------
Asset Backed Securities--(3.2%)
-----------------------------------------------------------------------------------
                 Financial--(3.2%)
                 ------------------------------------------------------------------
5,000,000        GE Capital Managment, 6.94%, 3/25/27                                  $ 5,075,200
                 ------------------------------------------------------------------    -----------
                 Total Asset Backed Securities                                           5,075,200
                 ------------------------------------------------------------------    -----------
Corporate Bonds--(48.3%)
-----------------------------------------------------------------------------------
                 Banking--(0.7%)
                 ------------------------------------------------------------------
1,000,000        Deutsche Bank Financial, Medium Term Note, 9.28%, 5/31/99             $ 1,055,590
                 ------------------------------------------------------------------    -----------
                 Chemicals--(3.3%)
                 ------------------------------------------------------------------
5,000,000        Engelhard Corp., 7.00%, 8/1/01                                          5,124,695
                 ------------------------------------------------------------------    -----------
                 Financial--(34.6%)
                 ------------------------------------------------------------------
5,000,000        American General Finance Corp., 7.25%, 4/15/00                          5,141,389
                 ------------------------------------------------------------------
5,000,000        Bear Stearns, Inc., 7.25%, 10/15/06                                     5,162,909
                 ------------------------------------------------------------------
5,000,000        Chrysler Corp., Medium Term Note, 6.37%, 6/21/99                        5,035,345
                 ------------------------------------------------------------------
5,000,000        CIT Group Holdings, 6.25%, 3/28/01                                      5,023,434
                 ------------------------------------------------------------------
5,000,000        DLJ, Medium Term Note, 6.38%, 5/26/00                                   5,020,000
                 ------------------------------------------------------------------
3,000,000        First USA Bank, 5.85%, 2/22/01                                          2,965,173
                 ------------------------------------------------------------------
3,000,000        Merrill Lynch Notes, 6.55%, 8/01/04                                     3,015,000
                 ------------------------------------------------------------------
5,000,000        Metropolitan Life, 6.30%, 11/1/03                                       4,913,664
                 ------------------------------------------------------------------
5,000,000        Morgan Stanley, 6.38%, 8/01/02                                          5,007,000
                 ------------------------------------------------------------------
5,000,000        Paine Webber Group, 6.68%, 2/10/04                                      4,996,635
                 ------------------------------------------------------------------
2,500,000        RBSG Capital Corp., 10.13%, 3/1/04                                      2,944,615
                 ------------------------------------------------------------------
5,000,000        Southern National Corp., 7.05%, 5/23/03                                 5,132,500
                 ------------------------------------------------------------------    -----------
                    Total                                                               54,357,664
                 ------------------------------------------------------------------    -----------
                 Manufacturing--(5.7%)
                 ------------------------------------------------------------------
4,000,000        Archer-Daniels-Midland Co., 6.25%, 5/15/03                              3,989,524
                 ------------------------------------------------------------------
5,000,000        Tyco International, Ltd., 6.38%, 1/15/04                                4,984,940
                 ------------------------------------------------------------------   ------------
                    Total                                                                8,974,464
                 ------------------------------------------------------------------   ------------
                 Telecommunications--(3.3%)
                 ------------------------------------------------------------------
5,000,000        British Telecommunications, Inc., 9.38%, 2/15/99                        5,258,355
                 ------------------------------------------------------------------   ------------
                 Utilities--(0.7%)
                 ------------------------------------------------------------------
1,000,000        Southern New England, 8.00%, 11/20/01                                   1,065,579
                 ------------------------------------------------------------------   ------------
                    Total Corporate Bonds                                               75,836,347
                 ------------------------------------------------------------------   ------------

                                -- Continued --

Fountain Square Bond Fund For Income
--------------------------------------------------------------------------------


   Shares or
   Principal                                Security                                     Market
   Amount                                  Description                                    Value
--------------   ------------------------------------------------------------------   -----------
   U.S. Government Securities--(34.8%)
-----------------------------------------------------------------------------------
                 U.S. Government Agencies--(17.5%)
                 ------------------------------------------------------------------
     5,000,000   Federal Home Loan Bank, 7.87%, 12/15/97                               $5,039,335
                 ------------------------------------------------------------------
     4,750,000   Federal Home Loan Bank, 6.45%, 9/13/01                                 4,735,156
                 ------------------------------------------------------------------
     3,250,000   Federal Home Loan Bank, 7.31%, 6/16/04                                 3,457,216
                 ------------------------------------------------------------------
           152   Federal Home Loan Mortgage Corp., 7.50%, 2/1/02                              155
                 ------------------------------------------------------------------
     5,000,000   Federal National Mortgage Assoc., 7.33%, 6/19/07                       5,151,650
                 ------------------------------------------------------------------
     4,000,000   Federal National Mortgage Assoc., 6.64%, 7/2/07                        4,111,800
                 ------------------------------------------------------------------
     5,000,000   Federal National Mortgage Assoc., 6.50%, 7/16/07                       5,000,000
                 ------------------------------------------------------------------   -----------
                    Total                                                              27,495,312
                 ------------------------------------------------------------------   -----------
                 U.S. Treasury Notes--(17.3%)
                 ------------------------------------------------------------------
     1,000,000   U.S. Treasury Note, 8.63%, 8/15/97                                     1,001,250
                 ------------------------------------------------------------------
     2,500,000   U.S. Treasury Note, 9.00%, 5/15/98                                     2,564,845
                 ------------------------------------------------------------------
     2,580,000   U.S. Treasury Note, 9.25%, 8/15/98                                     2,671,913
                 ------------------------------------------------------------------
     1,750,000   U.S. Treasury Note, 7.13%, 10/15/98                                    1,778,985
                 ------------------------------------------------------------------
     2,000,000   U.S. Treasury Note, 8.00%, 8/15/99                                     2,085,626
                 ------------------------------------------------------------------
     4,000,000   U.S. Treasury Note, 7.75%, 2/15/01                                     4,241,252
                 ------------------------------------------------------------------
     7,250,000   U.S. Treasury Note, 7.50%, 11/15/01                                    7,682,738
                 ------------------------------------------------------------------
       750,000   U.S. Treasury Note, 6.13%, 12/31/01                                      756,328
                 ------------------------------------------------------------------
     4,200,000   U.S. Treasury Note, 6.88%, 5/15/06                                     4,429,689
                 ------------------------------------------------------------------   -----------
                    Total                                                              27,212,626
                 ------------------------------------------------------------------   -----------
                    Total U.S. Government Securities                                   54,707,938
                 ------------------------------------------------------------------   -----------
Repurchase Agreement--(14.2%)
-----------------------------------------------------------------------------------
22,323,000       UBS Securities, 5.76%, dated 7/31/97, due 8/1/97 (at amortized cost), collateralized by U.S. Treasury Bills due 10/23/97
                 with a value of $22,774,092.                                          22,323,000
                 ------------------------------------------------------------------   -----------
                    Total Repurchase Agreement                                         22,323,000
                 ------------------------------------------------------------------   -----------
                    Total Investments (Cost $154,874,300)*--100.5%                    157,942,485
                 ------------------------------------------------------------------   -----------
                    Liabilities in excess of other assets--(0.5)%                        (828,084)
                 ------------------------------------------------------------------   -----------
                    Total Net Assets--100.0%                                         $157,114,401
                 ------------------------------------------------------------------   ===========

Percentages indicated are based on net assets of $157,114,401.

*The cost of investments for federal tax purposes amounts to $154,874,300. The net unrealized appreciation of investments on federal tax basis amounts to $3,068,185, which is composed of $3,144,242 appreciation and $76,057 depreciation at July 31, 1997.

See notes to financial statements.

Fountain Square Quality Bond Fund
Schedule of Investments
July 31, 1997
--------------------------------------------------------------------------------


Shares or
Principal                      Security                               Market
 Amount                       Description                             Value
---------  ------------------------------------------------------  -----------
Asset Backed Securities--(10.4%)
-----------------------------------------------------------------
           Financial--(6.4%)
           ------------------------------------------------------
3,750,000  Cityscape, 7.15%, 8/25/11, Series 1996-3                 $3,838,912
           ------------------------------------------------------
2,000,000  GE Capital Management, 6.94%, 3/25/27                     2,030,080
           ------------------------------------------------------  -----------
            Total                                                    5,868,992
           ------------------------------------------------------  -----------
           Private Label CMOs--(4.0%)
           ------------------------------------------------------
3,500,000  Greentree Financial, 7.70%, 9/15/27, Series 1996-D
           A4, REMIC                                                 3,673,842
           ------------------------------------------------------  -----------
            Total Asset Backed Securities                            9,542,834
           ------------------------------------------------------  -----------
Corporate Bonds--(28.0%)
-----------------------------------------------------------------
           Financial--(23.0%)
           ------------------------------------------------------
4,000,000  Chrysler Corp., 6.28%, 6/21/99                            4,021,964
           ------------------------------------------------------
1,000,000  Ford Motor Credit Corp., Floating Rate Note, 11/9/98,
           (6.33%, 8/8/97)(a)                                          999,796
           ------------------------------------------------------
2,500,000  GMAC, 6.75%, 2/7/02                                       2,537,097
           ------------------------------------------------------
4,000,000  McDonnel Douglas, 6.56%, 12/24/01                         4,043,003
           ------------------------------------------------------
4,000,000  Merrill Lynch Notes, 6.55%, 8/1/04                        4,020,000
           ------------------------------------------------------
2,500,000  Nations Bank, 7.00%, 9/15/01                              2,568,367
           ------------------------------------------------------
3,000,000  Sears Roebuck, 6.54%, 2/20/03                             3,017,481
           ------------------------------------------------------  -----------
            Total                                                   21,207,708
           ------------------------------------------------------  -----------
           Manufacturing--(1.6%)
           ------------------------------------------------------
1,500,000  IBP, Inc., Debenture, 6.13%, 2/1/06                       1,460,193
           ------------------------------------------------------  -----------
           Transportation--(3.4%)
           ------------------------------------------------------
1,600,000  American President, 7.13%, 11/15/03                       1,601,579
           ------------------------------------------------------
1,500,000  Georgia Power, 6.88%, 9/1/02                              1,508,139
           ------------------------------------------------------  -----------
            Total                                                    3,109,718
           ------------------------------------------------------  -----------
            Total Corporate Bonds                                   25,777,619
           ------------------------------------------------------  -----------
Mortgage Backed Securities--(10.1%)
-----------------------------------------------------------------
           U.S. Government Agencies--(10.1%)
           ------------------------------------------------------
    7,429  Federal Home Loan Mortgage Corp., 9.50%, 10/1/02,
           Pool #38-0009, CMO                                            7,704
           ------------------------------------------------------
   15,866  Federal Home Loan Mortgage Corp., 8.00%, 8/1/08,
           Pool #27-2525, CMO                                           16,420
           ------------------------------------------------------
8,991,210  Government National Mortgage Assoc., 8.00%, 6/20/27,
           G2 Pool #2445                                             9,249,887
           ------------------------------------------------------  -----------
            Total Mortgage Backed Securities                         9,274,011
           ------------------------------------------------------  -----------

                                  -Continued-

Fountain Square Quality Bond Fund
--------------------------------------------------------------------------------

Shares or
Principal                       Security                             Market
 Amount                        Description                            Value
---------    ----------------------------------------------------  -----------
U.S. Government Securities--(37.4%)
-----------------------------------------------------------------
             U.S. Government Agencies--(34.4%)
             ----------------------------------------------------
  4,000,000  Federal Home Loan Bank, 6.19%, 1/29/01                 $3,983,750
             ----------------------------------------------------
  4,000,000  Federal Home Loan Bank Coupon Bond, 6.03%, 9/4/01       3,966,250
             ----------------------------------------------------
  5,000,000  Federal National Mortgage Association, 6.64%,7/2/07     5,139,750
             ----------------------------------------------------
 17,000,000  U.S. Treasury Bond, 6.25%, 8/15/23                     16,755,625
             ----------------------------------------------------
  4,500,000  U.S. Treasury Note, 7.88%, 4/15/98                      4,570,313
             ----------------------------------------------------  -----------
               Total U.S. Government Securities                     34,415,688
             ----------------------------------------------------  -----------
Repurchase Agreement--(17.1%)
-----------------------------------------------------------------
 15,771,000  UBS Securities, 5.76%, dated 7/31/97, due 8/1/97 (at amortized cost), collateralized by U.S. Treasury
             Bills due 10/23/97 with a value of $16,090,069.        15,771,000
             ----------------------------------------------------  -----------
               Total Repurchase Agreement                           15,771,000
             ----------------------------------------------------  -----------
               Total Investments (Cost $93,133,800)*--103.0%        94,781,152
             ----------------------------------------------------  -----------
               Liabilities in excess of other assets--(3.0)%        (2,788,728)
             ----------------------------------------------------  -----------
               Total Net assets--100.0%                            $91,992,424
             ====================================================  ===========

Percentages indicated are based on net assets of $91,992,424.

*The costs of investments for federal tax purposes amounts to $93,133,800. The net unrealized appreciation of investments on federal tax basis amounts to $1,647,352, which is composed of $1,682,837 appreciation and $35,485 depreciation at July 31, 1997.

(a) Current rate and next reset date shown.

The following abbreviations are used in this portfolio:
    CMO - Collateralized Mortgage Obligation
    REMIC - Real Estate Mortgage Investment Conduit

See notes to financial statements.

Fountain Square U.S. Government Securities Fund
Schedule of Investments
July 31, 1997
--------------------------------------------------------------------------------

 Shares or
 Principal                   Security                                  Market
  Amount                    Description                                 Value
-----------  ------------------------------------------------------  ----------
U.S. Government Securities--(96.7%)
--------------------------------------------------------------------------------
             Mortgage Backed Securities--(3.4%)
             ------------------------------------------------------
  1,481,657  Federal National Mortgage Association,
             6.00%, 6/1/01, Pool #303016                              $1,459,433
             ------------------------------------------------------  -----------
             U.S. Government Agencies--(36.5%)
             ------------------------------------------------------
  2,000,000  Federal Home Loan Bank Coupon Bond, 6.00%, 9/1/00         1,993,125
             ------------------------------------------------------
  1,000,000  Federal Home Loan Mortgage Corp., 6.30%, 4/29/99          1,005,317
             ------------------------------------------------------
  1,000,000  Federal Home Loan Mortgage Corp., 6.50%, 6/8/00,
             (Callable 6/8/98 @ 100)                                   1,004,142
             ------------------------------------------------------
  2,613,984  Federal Home Loan Mortgage Corp., 5.00%, 4/1/01           2,529,029
             ------------------------------------------------------
  3,000,000  Federal Home Loan Mortgage Corp., 6.40%, 1/22/02          3,003,269
             ------------------------------------------------------
    500,000  Federal Home Loan Mortgage Corp., 6.70%, 10/9/02,
             (Callable 10/9/98 @ 100)                                    503,203
             ------------------------------------------------------
  1,445,057  Federal Loan Home Mortgage Corp., 7.00%, 9/1/03,
             Gold Pool #N96911                                         1,464,869
             ------------------------------------------------------
  1,000,000  Federal National Mortgage Association,
             Variable rate, 4/14/00, (5.95%, 10/14/97) (a)             1,001,658
             ------------------------------------------------------
  3,000,000  Federal National Mortgage Association, 6.47%, 10/10/00    2,999,063
             ------------------------------------------------------  -----------
                Total                                                 15,503,675
             ------------------------------------------------------  -----------
             U.S. Treasury Notes--(56.8%)
             ------------------------------------------------------
  2,500,000  6.25%, 8/31/00                                            2,529,688
             ------------------------------------------------------
  5,000,000  6.38%, 9/30/01                                            5,087,499
             ------------------------------------------------------
  3,700,000  7.50%, 11/15/01                                           3,920,845
             ------------------------------------------------------
  2,500,000  6.25%, 1/31/02                                            2,533,595
             ------------------------------------------------------
  5,000,000  6.25%, 6/30/02                                            5,070,315
             ------------------------------------------------------
  5,000,000  5.88%, 2/15/04                                            4,979,200
             ------------------------------------------------------  -----------
               Total                                                  24,121,142
             ------------------------------------------------------  -----------
               Total U.S. Government Securities                       41,084,250
             ------------------------------------------------------  -----------

                                -- Continued --

Fountain Square U.S. Government Securities Fund
--------------------------------------------------------------------------------

 Shares or
 Principal                   Security                                  Market
  Amount                    Description                                 Value
-----------  ------------------------------------------------------  ----------
Repurchase Agreements--(2.0%)
--------------------------------------------------------------------
    843,000  UBS Securities, 5.76%, dated 7/31/97, due 8/1/97 (at amortized cost), collateralized by U.S. Treasury Bills
             due 10/23/97 with a value of $864,526.                      843,000
             ------------------------------------------------------  -----------
               Total Repurchase Agreements                               843,000
             ------------------------------------------------------  -----------
               Total Investments (Cost $41,466,034)*--98.7%           41,927,250
             ------------------------------------------------------  ----------
               Other assets in excess of liabilities--1.3%               562,377
             ------------------------------------------------------  -----------
               Total Net Assets--100.0%                              $42,489,627
             ======================================================  ===========

Percentages indicated are based on net assets of $42,489,627.

*The cost of investments for federal tax purposes amounts to $41,466,034. The net unrealized appreciation of investments on federal tax basis amounts to $461,216 which is composed of $472,722 appreciation and $11,506 depreciation at July 31, 1997.

(a) Current rate and next reset date shown.

See notes to financial statements.

Fountain Square Municipal Bond Fund
Schedule of Investments
July 31, 1997
--------------------------------------------------------------------------------

 Shares or
 Principal                   Security                                  Market
  Amount                    Description                                 Value
-----------  ------------------------------------------------------  -----------
Municipal Bonds--(93.9%)
-------------------------------------------------------------------
             Alabama--(3.1%)
             ------------------------------------------------------
  2,000,000  Dothan, GO, 5.25%, 9/1/10, (Callable 9/1/05 @ 102)       $2,059,900
             ------------------------------------------------------
  1,000,000  Shelby County Board Of Education, Revenue, 5.50%,
             2/1/08, (Callable 2/1/05 @ 102)                           1,062,310
             ------------------------------------------------------  -----------
               Total                                                   3,122,210
             ------------------------------------------------------  -----------
             Arizona--(3.1%)
             ------------------------------------------------------
  1,000,000  Phoenix, GO, 5.80%, 7/1/07 (Callable 7/1/05 @ 102)        1,104,740
             ------------------------------------------------------
  2,000,000  Salt River Project Agriculture, Revenue, 4.80%,
             1/1/07, Series C                                          2,044,020
             ------------------------------------------------------  -----------
               Total                                                   3,148,760
             ------------------------------------------------------  -----------
             Connecticut--(2.1%)
             ------------------------------------------------------
  2,000,000  State, GO, 5.70%, 3/15/10, (Callable 3/15/03 @ 102)       2,114,700
             ------------------------------------------------------  -----------
             Delaware--(2.1%)
             ------------------------------------------------------
  1,000,000  State, GO, 5.80%, 8/15/99                                 1,036,280
             ------------------------------------------------------
  1,000,000  Transportation Authority, Revenue, 5.70%, 7/1/06,
             (Callable 7/1/02 @ 102)                                   1,068,700
             ------------------------------------------------------  -----------
               Total                                                   2,104,980
             ------------------------------------------------------  -----------
             Florida--(6.8%)
             ------------------------------------------------------
  1,625,000  Broward County Water & Sewer, Revenue, 7.00%, 10/1/98
             (Prerefunded 10/1/97 @ 102)                               1,665,983
             ------------------------------------------------------
  1,000,000  Jacksonville Excise Taxes, Revenue, 5.25%, 10/1/08,
             (Callable 10/1/03 @ 101)                                  1,039,310
             ------------------------------------------------------
  1,000,000  State, GO, 6.20%, 7/1/99, (Callable 7/1/97 @ 101)         1,011,780
             ------------------------------------------------------
  1,000,000  State Board Of Education Capital Outlay, GO, 6.25%,
             6/1/99                                                    1,040,590
             ------------------------------------------------------
  1,000,000  State Turnpike Authority, Revenue, 7.45%, 7/1/00,
             (Callable 7/1/99 @ 102)                                   1,080,950
             ------------------------------------------------------
  1,000,000  Volusia County School District, GO, 5.88%, 8/1/00         1,051,940
             ------------------------------------------------------  -----------
               Total                                                   6,890,553
             ------------------------------------------------------  -----------
             Georgia--(2.0%)
             ------------------------------------------------------
  2,000,000  Atlanta Water & Sewer, Revenue, 5.00%, 1/1/09
             (Callable 1/1/07 @ 101)                                   2,036,520
             ------------------------------------------------------  -----------
             Hawaii--(2.1%)
             ------------------------------------------------------
  1,000,000  Honolulu City & County, GO, 5.80%, 3/1/01                 1,055,060
             ------------------------------------------------------
  1,000,000  State, GO, 6.90%, 12/1/00 (Prerefunded 12/1/97 @ 102)     1,030,190
             ------------------------------------------------------  -----------
               Total                                                   2,085,250
             ------------------------------------------------------  -----------

                                -- Continued --

Fountain Square Municipal Bond Fund
--------------------------------------------------------------------------------

 Shares or
 Principal                   Security                                  Market
  Amount                    Description                                 Value
-----------  ------------------------------------------------------  ----------
Municipal Bonds--Continued
-------------------------------------------------------------------
             Illinois--(13.0%)
  1,000,000  Chicago, GO, 5.40%, 1/1/09, (Callable 1/1/04 @ 102)      $1,041,800
             ------------------------------------------------------
  1,000,000  Chicago Park, GO, 6.10%, 11/15/05                         1,108,140
             ------------------------------------------------------
  1,000,000  Chicago Park, GO, 5.20%, 1/1/09, (Callable 1/1/06
             @ 102)                                                    1,032,280
             ------------------------------------------------------
  2,000,000  Chicago, Metro Water Reclamation
             District, GO, 5.50%, 12/1/08                              2,150,140
             ------------------------------------------------------
  2,000,000  Chicago, O'Hara International Airport, Revenue, 5.63%,
             1/1/15, (Callable 1/1/06 @ 102)                           2,067,600
             ------------------------------------------------------
  2,000,000  Du Page County, Revenue, 5.60%, 1/1/21                    2,113,100
             ------------------------------------------------------
  2,500,000  Lake County, Forest Preservation District, GO, 5.50%,
             2/1/09                                                    2,689,949
             ------------------------------------------------------
  1,000,000  State, GO, 5.50%, 8/1/03                                  1,062,870
             ------------------------------------------------------  -----------
               Total                                                  13,265,879
             ------------------------------------------------------  -----------
             Indiana--(4.5%)
             ------------------------------------------------------
  1,450,000  Bank Board, Revenue, 5.80%, 2/1/08,
             (Callable 2/1/05 @ 101)                                   1,556,271
             ------------------------------------------------------
  1,000,000  Municipal Power Agency Supply,
             Revenue, 5.38%, 1/1/03                                    1,050,430
             ------------------------------------------------------
  1,875,000  Munster School Building Corp., Revenue, 5.70%,
             7/15/10, (Callable 1/15/05 @ 101)                         1,984,125
             ------------------------------------------------------  -----------
               Total                                                   4,590,826
             ------------------------------------------------------  -----------
             Kansas--(1.3%)
             ------------------------------------------------------
  1,250,000  Douglas County, Union School District, GO, 6.00%,
             9/1/09 (Prerefunded 9/1/03 @ 100)                         1,341,888
             ------------------------------------------------------  -----------
             Kentucky--(1.0%)
             ------------------------------------------------------
  1,000,000  State Property & Buildings Commission, Revenue, 5.30%,
             11/1/07, (Callable 11/1/05 @ 102)                         1,058,300
             ------------------------------------------------------  -----------
             Maryland--(1.0%)
             ------------------------------------------------------
  1,000,000  Washington Subern, San District Water System, GO,
             5.00%, 6/1/02                                             1,036,380
             ------------------------------------------------------  -----------
             Michigan--(3.0%)
             ------------------------------------------------------
  1,000,000  Chelsea School District, GO, 5.70%, 5/1/10, (Callable
             5/1/05 @ 101)                                             1,060,530
             ------------------------------------------------------
  2,000,000  Johannesburg-Lewiston Schools, GO, 5.00%, 5/1/16,
             (Callable 5/1/05 @ 101), MBIA                             1,949,960
             ------------------------------------------------------  -----------
               Total                                                   3,010,490
             ------------------------------------------------------  -----------
             Minnesota--(4.1%)
             ------------------------------------------------------
  2,000,000  Hennepin County, Revenue, 5.75%, 10/1/10, (Callable
             10/1/02 @ 102)                                            2,121,380
             ------------------------------------------------------
  2,000,000  Public Facilities Authority, Water Pollution Control,
             Revenue, 4.88%, 3/1/12, (Callable 3/1/06 @ 100)           1,998,880
             ------------------------------------------------------  -----------
               Total                                                   4,120,260
             ------------------------------------------------------  -----------

                                -- Continued --

Fountain Square Municipal Bond Fund
--------------------------------------------------------------------------------

 Shares or
 Principal                   Security                                  Market
  Amount                    Description                                 Value
-----------  ------------------------------------------------------  -----------
Municipal Bonds--Continued
-------------------------------------------------------------------
             Nebraska--(0.8%)
             ------------------------------------------------------
    700,000  Lincoln Water Revenue, 6.85%, 11/1/03
             (Prerefunded 11/1/00 @ 101)                                $762,755
             ------------------------------------------------------  -----------
             Nevada--(4.4%)
             ------------------------------------------------------
  1,285,000  Carson City, School District, GO, 5.00%, 4/1/06,
             (Callable 4/1/04 @ 101)                                   1,322,239
             ------------------------------------------------------
  2,000,000  Clark County, School District, GO, 5.80%, 6/15/11,
             (Callable 6/15/05 @ 101)                                  2,124,000
             ------------------------------------------------------
  1,000,000  Washoe County, School District, GO, 7.70%, 8/1/04,
             MBIA                                                      1,020,000
             ------------------------------------------------------  -----------
               Total                                                   4,466,239
             ------------------------------------------------------  -----------
             Ohio--(6.0%)
             ------------------------------------------------------
  1,000,000  Columbus, GO, 6.88%, 9/15/05,
             (Callable 9/15/01 @ 100)                                  1,109,740
             ------------------------------------------------------
  1,000,000  Columbus Sewer Improvement No 26-E-U, GO, 6.50%,
             9/15/01                                                   1,092,500
             ------------------------------------------------------
  2,000,000  State Natural Resources, Series C, GO, 4.75%, 4/1/09,
             (Callable 10/1/07 @ 100)                                  2,004,680
             ------------------------------------------------------
  1,000,000  State Public Facilities Commissions, Revenue, 6.50%,
             6/1/01, (Callable 6/1/99 @ 102)                           1,067,640
             ------------------------------------------------------
    750,000  University Of Cincinnati, Series R9, Revenue, 5.60%,
             6/1/07, (Callable 6/1/03 @ 100)                             789,743
             ------------------------------------------------------  -----------
               Total                                                   6,064,303
             ------------------------------------------------------  -----------
             Oklahoma--(1.0%)
             ------------------------------------------------------
  1,000,000  Woodward, Municipal Authority Sales, Revenue, 5.85%,
             11/1/12, (Callable 11/1/03 @ 101.5)                       1,060,720
             ------------------------------------------------------  -----------
             Pennsylvania--(5.8%)
             ------------------------------------------------------
  1,750,000  Intergovernmental, Coop Authority, Revenue, 5.50%,
             6/15/16, (Callable 6/15/06 @ 100), FGIC                   1,784,335
             ------------------------------------------------------
  2,000,000  State, GO, 5.13%, 3/15/04, AMBAC                          2,080,080
             ------------------------------------------------------
  2,000,000  State Higher Education Facilities Authority Health
             Services, Revenue, 5.10%, 1/1/05                          2,073,600
             ------------------------------------------------------  -----------
               Total                                                   5,938,015
             ------------------------------------------------------  -----------
             Texas--(7.0%)
             ------------------------------------------------------
  2,000,000  Houston Hotel Occupancy, Revenue, 5.50%, 7/1/15,
             (Callable 7/1/05 @ 101)                                   2,049,460
             ------------------------------------------------------
  1,000,000  Mesquite, GO, 5.45%, 2/15/10, (Callable 2/15/05 @ 100)    1,036,590
             ------------------------------------------------------
  1,000,000  State, GO, 7.60%, 12/1/97                                 1,012,710
             ------------------------------------------------------
  1,000,000  State, GO, 7.00%, 10/1/03, (Prerefunded 10/1/99 @ 100)    1,061,810
             ------------------------------------------------------

                                -- Continued --

Fountain Square Municipal Bond Fund
--------------------------------------------------------------------------------

 Shares or
 Principal                   Security                                  Market
  Amount                    Description                                 Value
-----------  ------------------------------------------------------  -----------
Municipal Bonds--Continued
-------------------------------------------------------------------
             Texas--Continued
             ------------------------------------------------------
  2,000,000  State, Public Building Authority, Revenue, 5.00%,
             8/1/11, (Callable 8/1/07 @ 100)                          $2,006,240
             ------------------------------------------------------  -----------
               Total                                                   7,166,810
             ------------------------------------------------------  -----------
             Utah--(2.7%)
             ------------------------------------------------------
  1,000,000  Iron County, School District, GO, 5.90%, 1/15/05          1,092,450
             ------------------------------------------------------
  1,530,000  St. George, Water Revenue, 5.60%, 6/1/10,
             (Callable 6/1/05 @ 101)                                   1,614,043
             ------------------------------------------------------  -----------
               Total                                                   2,706,493
             ------------------------------------------------------  -----------
             Virginia--(2.1%)
             ------------------------------------------------------
  1,000,000  State, Public Building Authority, Revenue, 5.70%,
             8/1/00                                                    1,045,600
             ------------------------------------------------------
  1,000,000  Virginia Beach, GO, 5.70%, 11/1/07, (Callable 11/1/04
             @ 102)                                                    1,088,330
             ------------------------------------------------------  -----------
               Total                                                   2,133,930
             ------------------------------------------------------  -----------
             Washington--(9.3%)
             ------------------------------------------------------
  1,000,000  King County, School District No. 411, GO, 4.70%,
             12/1/05, (Callable 12/1/03 @ 101)                         1,011,070
             ------------------------------------------------------
  2,000,000  King County, School District No. 411, GO, 6.50%,
             12/1/09, (Prerefunded 12/1/02 @ 100)                      2,216,599
             ------------------------------------------------------
  2,000,000  Seattle Water System, Revenue, 5.10%, 6/1/04,
             (Callable 6/1/03 @ 102)                                   2,074,560
             ------------------------------------------------------
  1,000,000  Spokane, Regional Solid Waste, Revenue, 5.50%,
             12/01/10, (Callable 12/1/05 @ 102)                        1,050,610
             ------------------------------------------------------
  1,000,000  State, Public Power Supply System, Revenue, 7.50%,
             7/1/03, (Callable 1/1/01 @ 102)                           1,111,490
             ------------------------------------------------------
  2,000,000  State, Public Power Supply System, Revenue, 5.60%,
             7/1/07                                                    2,118,500
             ------------------------------------------------------  -----------
               Total                                                   9,582,829
             ------------------------------------------------------  -----------
             Wisconsin--(5.6%)
             ------------------------------------------------------
  1,000,000  Milwaukee, GO, 5.30%, 6/15/07, (Prerefunded 6/15/02
             @ 100)                                                    1,048,590
             ------------------------------------------------------
  1,000,000  Milwaukee County, GO, 6.00%, 12/1/99, (Prerefunded
             12/1/98 @ 100)                                            1,027,200
             ------------------------------------------------------
  1,500,000  State, Refunding, Series 3, GO, 4.88%, 11/1/05            1,545,615
             ------------------------------------------------------
  2,000,000  State, Series E, GO, 6.80%, 5/1/98                        2,045,060
             ------------------------------------------------------  -----------
               Total                                                   5,666,465
             ------------------------------------------------------  -----------
               Total Municipal Bonds                                  95,475,555
             ------------------------------------------------------  -----------

                                -- Continued --

Fountain Square Municipal Bond Fund
--------------------------------------------------------------------------------

 Shares or
 Principal                   Security                                  Market
  Amount                    Description                                 Value
-----------  ------------------------------------------------------  -----------
Cash Equivalents--(9.6%)
-------------------------------------------------------------------
             Stifs/Money Markets--(9.6%)
             ------------------------------------------------------
  5,088,972  Federated Tax Free Trust                                  5,088,972
             ------------------------------------------------------
  4,637,877  SEI Institutional Tax Free Fund                           4,637,877
             ------------------------------------------------------  -----------
               Total Cash Equivalents                                  9,726,849
             ------------------------------------------------------  -----------
               Total Investments (Cost $101,678,730)*--103.5%        105,202,404
             ------------------------------------------------------  -----------
               Liabilities in excess of other assets--(3.5)%         (3,575,069)
             ------------------------------------------------------  -----------
             Total Net Assets--100.0%                               $101,627,335
             ======================================================  ===========



Percentages indicated are based on net assets of $101,627,335.

*The cost of investments for federal tax purposes amounts to $101,678,730. The net unrealized appreciation of investments on federal tax basis amounts to $3,523,674, which is composed of $3,523,674 appreciation and $0 depreciation at July 31, 1997.

The following abbreviations are used in this portfolio:
  AMBAC - American Municipal Bond Assurance Corporation
  GO - General Obligation
  FGIC - Financial Guaranty Insurance Corporation
  MBIA - Municipal Bond Investors Assurance Corporation

See notes to financial statements.

Fountain Square Ohio Tax Free Bond Fund
Schedule of Investments
July 31, 1997
--------------------------------------------------------------------------------


Shares or                                         Moody's/S&P
Principal                   Security                Ratings           Market
 Amount                   Description             (Unaudited)          Value
---------   -----------------------------------  -------------    --------------
Municipal Bonds--(91.5%)
-----------------------------------------------
            Ohio--(91.5%)
            -----------------------------------
1,100,000   Akron, Sewer System, Revenue,
            5.05%, 12/1/03                          Aaa/AAA         $1,148,356
            -----------------------------------
  500,000   Akron, Various Purpose Improvement,
            GO, 5.60%, 12/1/06 (Callable
            12/1/04 @ 102)                          Aaa/AAA            542,850
            -----------------------------------
1,000,000   Akron, Waterworks System Management,
            Revenue, 5.90%, 3/1/09 (Callable
            3/1/04 @ 102)                           Aaa/AAA          1,080,770
            -----------------------------------
1,510,000   Bowling Green State University,
            Revenue, 5.55%, 6/1/10 (Callable
            6/1/06 @ 101)                           Aaa/AAA          1,596,387
            -----------------------------------
1,005,000   Centerville, GO, 6.25%, 12/1/06
            (Callable 12/1/04 @ 102)                Aaa/AAA          1,135,670
            -----------------------------------
2,500,000   Cincinnati, GO, 4.75%, 12/1/99          Aa2/AA+          2,541,100
            -----------------------------------
  600,000   Cincinnati, GO, 7.00%, 10/1/00          Aa2/AA+            652,812
            -----------------------------------
2,000,000   Cincinnati, GO, 4.75%, 12/1/02          Aa2/AA+          2,056,780
            -----------------------------------
1,150,000   Cincinnati CSD, Revenue, 5.75%,
            6/15/98                                  NR/A-           1,167,998
            -----------------------------------
1,000,000   Cleveland, GO, 5.00%, 9/1/99            Aaa/AAA          1,020,170
            -----------------------------------
1,000,000   Cleveland, GO, 6.70%, 7/1/00            Aaa/AAA          1,066,870
            -----------------------------------
4,000,000   Cleveland CSD, Revenue, 5.00%,
            6/1/01                                  Aaa/AAA          4,117,680
            -----------------------------------
5,000,000   Cleveland CSD, Revenue, 4.80%,
            6/1/03                                  Aaa/AAA          5,117,150
            -----------------------------------
3,000,000   Cleveland Water, Revenue, 5.63%,
            1/1/13 (Callable 1/1/06 @ 102)          Aaa/AAA          3,153,150
            -----------------------------------
5,000,000   Cleveland, Public Power, Revenue,
            5.25%, 11/15/16 (Callable 11/15/06
            @ 102)                                  Aaa/AAA          5,033,500
            -----------------------------------
  500,000   Cleveland, Waterworks Refunding,
            First Mortgage, Series G, Revenue,
            5.40%, 1/1/06                           Aaa/AAA            531,365
            -----------------------------------
1,000,000   Columbus, Library Refunding
            Improvement, Revenue, 5.15%,
            10/1/99                                  Aa/NR           1,024,840
            -----------------------------------
1,000,000   Columbus, Refunding LT, Series A,
            GO, 5.30%, 7/1/09 (Callable 7/1/03
            @ 101.5)                                   NR            1,042,200
            -----------------------------------
1,000,000   Columbus, Refunding Services,
            Series B, GO, 5.45%, 1/1/98             Aaa/AAA          1,007,170
            -----------------------------------
1,000,000   Columbus, Service, GO, 6.80%,
            9/15/05 (Prerefunded 9/15/01 @ 100)     Aaa/AAA          1,097,410
            -----------------------------------
1,350,000   Columbus, Service, GO, 5.50%,
            5/15/08 (Callable 5/15/04 @ 102)        Aaa/AAA          1,443,974
            -----------------------------------

                                -- Continued --

Fountain Square Ohio Tax Free Bond Fund
--------------------------------------------------------------------------------


Shares or                                         Moody's/S&P
Principal                   Security                Ratings           Market
 Amount                   Description             (Unaudited)          Value
---------   -----------------------------------  -------------    --------------
Municipal Bonds--Continued
-----------------------------------------------
1,000,000   Columbus, Sewer Improvement, GO,
            6.63%, 9/15/03 (Callable 9/15/01
            @ 100)                                    NR            $1,092,830
            -----------------------------------
1,000,000   Columbus, Sewer Improvement No
            26-E-U, GO, 6.50%, 9/15/01              Aaa/AAA          1,092,500
            -----------------------------------
  500,000   Columbus, Water Systems Refunding,
            Revenue, 5.75%, 11/1/00                  A1/AA-            525,605
            -----------------------------------
1,000,000   Columbus, Waterworks Enlargement,
            GO, 5.10%, 5/1/01                       Aaa/AAA          1,036,480
            -----------------------------------
3,435,000   Cuyahoga County, GO, 5.60%, 5/15/13     Aaa/AAA          3,716,636
            -----------------------------------
4,000,000   Cuyahoga Hospital, Revenue, 5.63%,
            1/15/13 (Callable 1/15/06 @ 102)        Aaa/AAA          4,204,880
            -----------------------------------
1,500,000   Dayton, Airport Refunding, James M
            Cox Dayton International Airport,
            Revenue, 5.40%, 12/1/06 (Callable
            12/1/05 @ 101)                          Aaa/AAA          1,602,345
            -----------------------------------
1,000,000   Dayton, Water Systems Refunding
            Mortgage, Revenue, 6.60%, 12/1/02
            (Callable 12/1/97 @ 102)                Aaa/AAA          1,031,230
            -----------------------------------
1,000,000   Delaware County, Sewer, GO,
            5.50%, 12/1/01                           A1/AA           1,054,190
            -----------------------------------
4,000,000   Dublin School Bonds, 4.65%, 12/1/08
            (Callable 12/1/07 @ 101)                  NR             4,000,000
            -----------------------------------
  500,000   Erie County, East Erie Sewer, GO,
            7.40%, 12/1/14 (Prerefunded 12/1/00
            @ 100)                                    NR               550,620
            -----------------------------------
1,000,000   Euclid CSD, GO, 5.20%, 12/1/10
            (Callable 12/1/05 @ 102)                Aaa/AAA          1,028,770
            -----------------------------------
1,500,000   Euclid CSD, GO, 5.13%, 12/1/11
            (Callable 12/1/05 @ 102)                Aaa/AAA          1,525,905
            -----------------------------------
  500,000   Euclid CSD, Improvement, GO, 6.70%,
            12/1/02 (Callable 12/1/01 @ 102)         A/NR              559,060
            -----------------------------------
1,000,000   Franklin County, GO, 6.80%, 12/1/02
            (Prerefunded 12/1/00 @ 102)               NR             1,099,400
            -----------------------------------
1,555,000   Franklin County, GO, 6.80%, 12/1/11
            (Prerefunded 12/1/00 @ 102)               NR             1,709,567
            -----------------------------------
1,000,000   Franklin County, Hospital Revenue
            Refunding, 7.38%, 5/15/05
            (Prerefunded 5/15/00 @ 102)             Aaa/AAA          1,104,370
            -----------------------------------
  625,000   Franklin County, Hospital Revenue
            Refunding, 6.40%, 11/1/06
            (Prerefunded 11/1/01 @ 102)              Aa3/NR            689,725
            -----------------------------------

                                -- Continued --

Fountain Square Ohio Tax Free Bond Fund
--------------------------------------------------------------------------------

 Shares or                                                        Moody's/S&P
 Principal                   Security                               Ratings           Market
  Amount                    Description                           (Unaudited)         Value
----------  ------------------------------------------------      -----------       ----------
Municipal Bonds--Continued
------------------------------------------------------------
1,030,000   Franklin County, Hospital Revenue Refunding,
            6.50%, 5/1/07 (Callable 5/1/02 @ 102)                  Aa3/NR           $1,137,511
            ------------------------------------------------
1,500,000   Hamilton County, Building Improvement, GO,
            5.90%, 12/1/99                                         Aa/NR             1,564,830
            ------------------------------------------------
  500,000   Hamilton County, Building Improvement, GO,
            7.13%, 12/1/02 (Prerefunded 12/1/97 @ 103)             Aaa/NR              520,365
            ------------------------------------------------
1,000,000   Hamilton County, Hospital Facilities, Revenue,
            6.10%, 1/1/00                                          Aa2/NR            1,044,360
            ------------------------------------------------
1,000,000   Hamilton County, Hospital Facilities, Revenue,
            6.50%, 1/1/02 (Callable 1/1/01 @ 100)                  NR/AAA            1,071,800
            ------------------------------------------------
  500,000   Hamilton County, Hospital Facilities, Revenue,
            7.00%, 1/1/09 (Callable 1/1/98 @101)                   A1/A                510,660
            ------------------------------------------------
1,000,000   Hamilton County, Sewer System, Revenue, 5.60%,
            12/1/08 (Callable 12/1/05 @ 102)                       Aaa/AAA           1,081,960
            ------------------------------------------------
1,500,000   Hamilton County, Variable Purpose, GO, 5.00%,
            12/1/99                                                Aa/NR             1,535,040
            ------------------------------------------------
1,000,000   Hilliard CSD, GO, 5.80%, 12/1/03
            (Callable 12/1/01 @102)                                A1/NR             1,074,880
            ------------------------------------------------
1,345,000   Hilliard CSD, GO, 5.25%, 12/1/04                       Aaa/AAA           1,420,226
            ------------------------------------------------
  500,000   Huron County, GO, 7.00%, 12/1/09
            (Prerefunded 12/1/00 @ 100)                            A/NR                549,535
            ------------------------------------------------
  500,000   Kettering, Refunding, 4.30%, 12/1/98                   Aa/NR               502,595
            ------------------------------------------------
1,000,000   Lakota Local School District, 6.40%, 12/1/01           Aaa/AAA           1,089,570
            ------------------------------------------------
  505,000   Mahoning County, GO, 5.70%, 12/1/07
            (Callable 12/1/04 @101)                                Aaa/AAA             546,960
            ------------------------------------------------
  250,000   Mahoning County, Hospital Facilities, Revenue,
            6.80%, 12/1/98 (Callable 12/1/97 @ 101)                A1/NR               257,075
            ------------------------------------------------
1,000,000   Montgomery County, Revenue, 6.50%, 5/15/08
            (Callable 5/15/01 @ 102)                               Aaa/AAA           1,088,700
            ------------------------------------------------
  635,000   Montgomery County, Issue, GO, 7.10%, 9/1/06
            (Prerefunded 9/1/00 @ 101.5)                           NR/AA               698,805
            ------------------------------------------------
1,750,000   Montgomery County, Refunding, GO, 5.45%, 9/1/10
            (Callable 9/1/03 @ 101)                                Aa/AA             1,810,743
            ------------------------------------------------
1,750,000   Montgomery County, Solid Waste, Revenue, 5.25%,
            11/1/04                                                Aaa/AAA           1,846,915
            ------------------------------------------------

                                -- Continued --

Fountain Square Ohio Tax Free Bond Fund
--------------------------------------------------------------------------------

 Shares or                                                          Moody's/S&P
 Principal                   Security                                 Ratings           Market
  Amount                    Description                             (Unaudited)          Value
----------  ----------------------------------------------------    -----------       ----------
Municipal Bonds--Continued
----------------------------------------------------------------
 3,000,000  Montgomery County, Solid Waste, Revenue, 5.40%,
            11/1/08                                                  Aaa/AAA          $3,179,070
            ----------------------------------------------------
 1,000,000  Ohio Higher Education, Revenue, 5.15%, 11/1/08
            (Callable 11/1/06 @ 101)                                 A1/AA             1,032,160
            ----------------------------------------------------
 2,255,000  Ohio Special Obligation, Revenue, 4.70%, 12/1/00         Aa3/AA-           2,298,747
            ----------------------------------------------------
 1,885,000  Ohio State Air Quality Development Authority,
            Revenue, 5.125%, 8/1/05 (Callable 8/1/03 @ 102)          A1/AA             1,955,725
            ----------------------------------------------------
 1,250,000  Ohio State Building Authority State Facilities,
            Adult Correctional, Series A, Revenue, 5.65%,
            10/1/07 (Callable 10/1/04 @ 101)                         Aaa/AAA           1,344,800
            ----------------------------------------------------
 1,000,000  Ohio State Building Authority State Facilities,
            Revenue, 5.40%, 10/1/00                                  Aa3/AA-           1,039,080
            ----------------------------------------------------
 1,000,000  Ohio State Building Authority State Facilities,
            Revenue, 5.40%, 10/1/04 (Callable 10/1/03 @ 102)         Aa3/AA-           1,060,460
            ----------------------------------------------------
 1,000,000  Ohio State Building Authority, Revenue, 6.20%,
            10/1/07 (Callable 10/1/02 @ 102)                         Aa3/AA-           1,091,960
            ----------------------------------------------------
 1,000,000  Ohio State Building Correctional, Revenue, 5.75%,
            10/1/05                                                  Aa3/AA-           1,089,560
            ----------------------------------------------------
 1,500,000  Ohio State Higher Education, Revenue, 5.00%,
            11/1/05                                                  Aaa/AAA           1,557,390
            ----------------------------------------------------
   500,000  Ohio State Higher Educational Commission,
            Revenue, 7.30%, 10/1/02 (Callable 10/1/97 @ 102)         Aa3/AA-             512,905
            ----------------------------------------------------
   500,000  Ohio State Higher Educational Facilities, Revenue,
            6.70%, 5/1/01 (Callable 5/1/00 @ 102)                    Aaa/AAA             544,715
            ----------------------------------------------------
 1,000,000  Ohio State Higher Educational Facilities,
            Series II-B, Revenue, 5.88%, 12/1/98                     Aaa/AAA           1,025,450
            ----------------------------------------------------
   500,000  Ohio State Higher Educational Facilities,
            Xavier, Revenue, 7.20%, 11/1/99,
            (Prerefunded 11/1/98 @ 100)                              Aaa/AAA             520,305
            ----------------------------------------------------
 5,000,000  Ohio State Highway, GO, 4.80%, 5/15/04                   Aa1/AAA           5,139,600
            ----------------------------------------------------
   500,000  Ohio State Public Facilities Commission, Higher
            Education Capital Facilities, Series II-A, FSA, CR,
            Revenue, 5.50%, 12/1/03 (Callable 12/1/01 @ 102)         Aaa/AAA             532,390
            ----------------------------------------------------
 2,000,000  Ohio State Public Facilities Common Higher
            Education, Revenue, 5.75%, 11/1/04                       Aaa/AAA           2,171,060
            ----------------------------------------------------

                                -- Continued --

Fountain Square Ohio Tax Free Bond Fund
--------------------------------------------------------------------------------


Shares or                                            Moody's/S&P
Principal             Security                         Ratings      Market
 Amount              Description                     (Unaudited)    Value
---------  ----------------------------------------  -----------  -----------
           Municipal Bonds--Continued
---------------------------------------------------
2,000,000  Ohio State Public Facilities Common
           Higher Education, Revenue, 5.75%,
           11/1/05 (Callable 11/1/4 @ 100)              Aaa/AAA    $2,164,600
           ----------------------------------------
1,000,000  Ohio State Public Facilities Common
           Higher Education, Revenue, 5.50%,
           12/1/00                                      Aa3/AA-     1,044,100
           ----------------------------------------
1,000,000  Ohio State Public Facilities, Revenue,
           5.88%, 12/1/06 (Callable 12/1/04 @ 100)      Aaa/AAA     1,087,610
           ----------------------------------------
1,000,000  Ohio State Special Obligations, Revenue,
           5.80%, 6/1/03                                Aaa/AAA     1,080,880
           ----------------------------------------
5,000,000  Ohio State Turnpike, Revenue, 5.75%,
           2/15/14                                      Aaa/AAA     5,299,999
           ----------------------------------------
1,500,000  Ohio State University Refunding,
           Revenue, 5.15%, 12/1/00                      Aa2/AA-     1,550,415
           ----------------------------------------
2,000,000  Ohio State University Revenue Refunding
           General, Receipts, 5.75%, 12/1/09
           (Callable 12/1/02 @ 102)                     Aa2/AA-     2,131,080
           ----------------------------------------
5,000,000  Ohio State Water, Revenue, 5.13%,
           12/1/08 (Callable 6/1/05 @ 101)              Aaa/AAA     5,185,800
           ----------------------------------------
5,000,000  Ohio State Water Development
           Authority, Revenue, 5.30%, 12/1/10
           (Callable 6/1/05 @ 101)                      Aaa/AAA     5,173,950
           ----------------------------------------
5,000,000  State Of Ohio, GO, 5.10%,
           8/1/09 (Callable 8/1/07 @ 101)               Aa1/AA+     5,165,900
           ----------------------------------------
  555,000  Tiffin, GO, 6.60%, 12/1/03
           (Callable 12/1/1 @ 102)                       A/NR         598,817
           ----------------------------------------
  400,000  Toledo, Improvement, GO, 5.05%, 12/1/99      Aaa/AAA       409,784
           ----------------------------------------
1,015,000  Troy, GO, 5.50%, 12/1/10
           (Callable 12/1/5 @ 102)                       Aa/NR      1,067,212
           ----------------------------------------
3,000,000  University Of Cincinnati, 5.00%, 6/1/10      Aaa/AAA     3,094,560
           ----------------------------------------
  500,000  University of Cincinnati, 6.30%, 12/1/00     Aaa/AAA       534,555
           ----------------------------------------
1,000,000  University of Toledo, General Receipt,
           Revenue, 5.00%, 6/1/99                       Aaa/AAA     1,018,160
           ----------------------------------------
2,000,000  Wauseon Village School District, GO,
           5.45%, 12/1/14 (Callable 6/1/07 @ 101)       Aaa/AAA     2,075,160
           ----------------------------------------
1,000,000  West Geauga, Local School District, GO,
           5.55%, 11/1/05 (Callable 11/1/04 @ 101)      Aaa/AAA     1,080,210
           ----------------------------------------
1,000,000  West Geauga, Local School District, GO,
           5.65%, 11/1/06 (Callable 11/1/04 @ 102)      Aaa/AAA     1,089,560
           ----------------------------------------
2,000,000  Westlake City School District, GO, 5.05%,
           12/1/04                                       Aa3/NR     2,086,980
           ----------------------------------------
1,000,000  Westlake, GO, 5.75%, 12/1/07
           (Callable 12/1/04 @ 102)                      Aa1/AA     1,090,390
           ----------------------------------------               -----------
             Total Municipal Bonds                                154,679,944
           ----------------------------------------               -----------

                                -- Continued --

Fountain Square Ohio Tax Free Bond Fund
--------------------------------------------------------------------------------


Shares or                                            Moody's/S&P
Principal             Security                         Ratings      Market
 Amount              Description                     (Unaudited)     Value
---------  ----------------------------------------  -----------  -----------
Regulated Investment Companies--(6.8%)
----------------------------------------------------
           STIFS/Money Markets--(6.8%)
           -----------------------------------------
8,364,854  Countrywide Ohio Tax-Free Money Fund                   $8,364,854
           -----------------------------------------
3,150,112  Vangard Ohio Tax Free Money Mkt                         3,150,112
           -----------------------------------------             -----------
             Total Regulated Investment Companies                 11,514,966
           -----------------------------------------             -----------
             Total Investments (Cost $160,197,626)**
             --98.3%                                             166,194,910
           -----------------------------------------             -----------
             Other assets in excess of liabilities
             --1.7%                                                2,852,656
           -----------------------------------------             -----------
             Total Net Assets--100.0%                           $169,047,566
           -----------------------------------------             ===========

Percentages indicated are based on net assets of $169,047,566.

*Please refer to the Appendix of the Statement of Additional Information for an explanation of the credit ratings.

**The cost of investments for federal tax purposes amounts to $160,197,626. The net unrealized appreciation of investments on federal tax basis amounts to $5,997,284, which is composed of $6,069,199 appreciation and $71,915 depreciation at July 31, 1997.

The following abbreviations are used in this portfolio:
   CSD -- City School District
   GO -- General Obligation
   LT -- Limited Tax
   NR -- Not Rated
See notes to financial statements.

Fountain Square Funds
Statements of Assets and Liabilities
July 31, 1997
--------------------------------------------------------------------------------

                                               Quality       Equity                                  International
                                               Growth        Income        Balanced       Mid Cap       Equity
                                                Fund          Fund           Fund          Fund          Fund
                                             ------------  ------------  ------------  ------------  -------------
Assets:
-------------------------------------------
Investments, at value (Cost $246,028,151;
  $78,280,419; $91,043,047; $123,336,820;
  and $118,020,720, respectively)            $389,496,278  $118,646,331  $120,197,132  $179,960,021  $136,789,036
-------------------------------------------
Repurchase agreements (Cost $19,460,000;
  $952,000; $3,922,000; $10,184,000; and
  $10,172,000 respectively)                    19,460,000       952,000     3,922,000    10,184,000    10,172,000
-------------------------------------------  ------------  ------------  ------------  ------------  ------------
   Total Investments                          408,956,278   119,598,331   124,119,132   190,144,021   146,961,036
-------------------------------------------
Cash                                                   --           699            --            --     3,200,964
-------------------------------------------
Foreign currency                                       --            --            --            --       455,695
-------------------------------------------
Interest and dividends receivable                 313,749       329,002       633,503        46,779       266,251
-------------------------------------------
Receivable for investments sold                 4,544,054       576,781     3,384,112       558,369        21,136
-------------------------------------------
Receivable for Fund shares sold                   393,532        42,106       195,050         9,529         4,642
-------------------------------------------
Unrealized foreign currency gains                      --            --            --            --     1,058,403
-------------------------------------------
Reclaim Receivable                                     --            --            --            --       222,537
-------------------------------------------
Unamortized organizational costs                      434         6,704           409           386        19,368
-------------------------------------------
Prepaid expenses and other assets                     801           183           334           284           579
-------------------------------------------  ------------  ------------  ------------  ------------  ------------
   Total Assets                               414,208,848   120,553,806   128,332,540   190,759,368   152,210,611
-------------------------------------------  ------------  ------------  ------------  ------------  ------------
Liabilities:
-------------------------------------------
Cash Overdraft                                         --            --            --         5,383            --
-------------------------------------------
Payable for investments purchased              10,905,793            --     4,262,116     4,040,848            --
-------------------------------------------
Payable for Fund shares redeemed                   23,970            --         8,991         9,000         1,162
-------------------------------------------
Accrued expenses and other payables:
-------------------------------------------
  Investment advisory fees                        262,312        79,748        81,734       122,373       128,334
-------------------------------------------
  Administration fees                              60,608         8,458        10,711        23,685        23,734
-------------------------------------------
  Distribution Services-Class C                     6,666            94         2,785         1,843           118
-------------------------------------------
  Shareholder Administration
  Services -- Class C                               3,343            47         1,392           921            --
-------------------------------------------
  Accounting and transfer agent fees               12,396         5,474         5,962         6,404        18,341
-------------------------------------------
  Custodian fees                                    3,356         1,003         1,033         1,554        30,715
-------------------------------------------
  Legal and audit fees                              8,328         8,328         8,328         8,328         9,828
-------------------------------------------
  Printing fees                                    12,406         3,710         3,819         5,745         5,681
-------------------------------------------
  Registration & Filing                            38,293        30,318         2,551        18,324        11,046
-------------------------------------------
  Other Payables                                       --            --            --            --        34,190
-------------------------------------------
  Other                                            41,857           681        22,367        10,508         9,323
-------------------------------------------  ------------  ------------  ------------  ------------  ------------
   Total Liabilities                           11,379,328       137,861     4,411,789     4,254,916       272,472
-------------------------------------------  ------------  ------------  ------------  ------------  ------------

                                -- Continued --

Fountain Square Funds
Statements of Assets and Liabilities, continued
July 31, 1997
--------------------------------------------------------------------------------

                                                        Quality        Equity                                  International
                                                        Growth         Income       Balanced       Mid Cap        Equity
                                                         Fund           Fund          Fund          Fund           Fund
                                                      ------------   -----------   -----------   ------------  -------------
Net Assets:
--------------------------------------------------
Paid-in capital                                       $232,200,778  $ 70,411,699  $ 86,787,689   $118,694,142  $126,127,855
--------------------------------------------------
Net unrealized appreciation (depreciation)
  on investments and foreign currency                  143,468,127    40,365,912    29,154,085     56,623,201    19,805,175
--------------------------------------------------
Accumulated net realized gains (losses)
  on investment and foreign currency
  transactions                                          27,164,115     9,529,112     7,724,131     11,405,541     2,481,313
--------------------------------------------------
Undistributed net investment income (loss)                  (3,500)      109,222       254,846       (218,432)    3,523,796
--------------------------------------------------    ------------  ------------  ------------   ------------  ------------
   Net Assets                                         $402,829,520  $120,415,945  $123,920,751   $186,504,452  $151,938,139
--------------------------------------------------    ============  ============  ============   ============  ============
Net Assets
--------------------------------------------------
  Investment A Shares                                 $399,683,400  $120,324,086  $122,765,441   $186,065,755  $151,727,706
--------------------------------------------------
  Investment C Shares                                    3,146,120        91,859     1,155,310        438,697       210,433
--------------------------------------------------    ------------  ------------  ------------   ------------  ------------
  Total                                               $402,829,520  $120,415,945  $123,920,751   $186,504,452  $151,938,139
--------------------------------------------------    ============  ============  ============   ============  ============
Outstanding units of beneficial interest (shares)
--------------------------------------------------
  Investment A Shares                                   20,781,351     8,334,004     8,008,751     10,959,382    12,592,672
--------------------------------------------------
  Investment C Shares                                      164,014         6,358        75,338         25,987        17,518
--------------------------------------------------    ------------  ------------  ------------   ------------  ------------
  Total                                                 20,945,365     8,340,362     8,084,089     10,985,369    12,610,190
--------------------------------------------------    ============  ============  ============   ============  ============
Net asset value
--------------------------------------------------
  Redemption price per share-Investment A
  Shares                                                    $19.23        $14.44        $15.33         $16.98        $12.05
--------------------------------------------------    ============  ============  ============   ============  ============
  Offering price per shares-Investment C Shares*            $19.18        $14.45        $15.34         $16.88        $12.01
--------------------------------------------------    ============  ============  ============   ============  ============
Maximum Sales Charge                                         4.50%         4.50%         4.50%          4.50%         4.50%
--------------------------------------------------    ============  ============  ============   ============  ============
Maximum Offering Price
  (100%/(100%-Maximum Sales Charge) of
  net asset value adjusted to nearest cent)
  per share (Investment A Shares)                           $20.14        $15.12        $16.05         $17.78        $12.62
--------------------------------------------------    ============  ============  ============   ============  ============

*Redemption price per share varies by length of time shares are held.

(See Notes which are an integral part of the Financial Statements)

Fountain Square Funds
Statements of Assets and Liabilities, continued
July 31, 1997
--------------------------------------------------------------------------------

                                                                                   U.S.                        Ohio
                                                    Bond Fund      Quality      Government    Municipal      Tax Free
                                                       For          Bond        Securities       Bond          Bond
                                                      Income        Fund           Fund          Fund          Fund
                                                   ------------  ------------   -----------  ------------   ------------
Assets:
-----------------------------------------------
Investments, at value (Cost $132,551,300;
  $77,362,800; $40,623,034; $101,678,730;
  and $160,197,626, respectively)                  $135,619,485  $ 79,010,152   $41,084,250  $105,202,404   $166,194,910
-----------------------------------------------
Repurchase agreements (Cost $22,323,000;
  $15,771,000; $843,000; $0; and $0,
  respectively)                                      22,323,000    15,771,000       843,000            --            --
-----------------------------------------------    ------------  ------------   -----------  ------------  ------------
  Total Investments                                 157,942,485    94,781,152    41,927,250   105,202,404   166,194,910
-----------------------------------------------
Interest receivable                                   2,310,012     1,240,971       574,687     1,138,190     1,925,552
-----------------------------------------------
Receivable for investments sold                              --     4,016,429        33,004            --     7,085,470
-----------------------------------------------
Receivable for Fund shares sold                              --         4,802            --            --         8,500
-----------------------------------------------
Unamortized organizational costs                          8,106           381           338         6,581         4,489
-----------------------------------------------
Prepaid expenses and other assets                           458           890            65           155           257
-----------------------------------------------    ------------  ------------   -----------  ------------  ------------
    Total Assets                                    160,261,061   100,044,625    42,535,344   106,347,330   175,219,178
-----------------------------------------------    ------------  ------------   -----------  ------------  ------------
Liabilities:
-----------------------------------------------
Payable for investments purchased                     3,000,000     7,966,250            --     4,625,615     5,999,350
-----------------------------------------------
Payable for Fund shares redeemed                             --         3,000            --            --            --
-----------------------------------------------
Accrued expenses and other payables:
-----------------------------------------------
  Investment advisory fees                               72,178        42,498        17,122        46,731        78,133
-----------------------------------------------
  Administration fees                                    11,133         6,555         3,090         7,208        23,416
-----------------------------------------------
  Distribution Services -- Class C                           39         1,147           401           125           378
-----------------------------------------------
  Shareholder Administration
  Services -- Class C                                        19           574           201            62           189
-----------------------------------------------
  Accounting and transfer agent fees                      5,140         5,619         5,988         5,273         5,386
-----------------------------------------------
  Custodian fees                                          1,309           767           854           847         1,409
-----------------------------------------------
  Legal and audit fees                                    8,328         8,328         8,328         8,328         8,328
-----------------------------------------------
  Printing                                                4,840         2,834         2,009         2,131         5,208
-----------------------------------------------
  Registration & Filing                                  43,493         3,618         5,980        23,675        40,428
-----------------------------------------------
  Other                                                     181        11,011         1,744            --         9,387
-----------------------------------------------    ------------  ------------   -----------  ------------  ------------
    Total Liabilities                                 3,146,660     8,052,201        45,717     4,719,995     6,171,612
-----------------------------------------------    ------------  ------------   -----------  ------------  ------------

                                -- Continued --

Fountain Square Funds
Statements of Assets and Liabilities, continued
July 31, 1997
--------------------------------------------------------------------------------

                                                                                   U.S.                        Ohio
                                                    Bond Fund      Quality      Government    Municipal      Tax Free
                                                       For          Bond        Securities       Bond          Bond
                                                      Income        Fund           Fund          Fund          Fund
                                                   ------------  ------------   -----------  ------------   ------------
Net Assets:
-----------------------------------------------
Paid-in capital                                    $153,820,641  $ 93,149,678  $ 43,696,394  $ 97,519,428  $162,392,477
-----------------------------------------------
Net unrealized appreciation (depreciation)
  on investments                                      3,068,185     1,647,352       461,216     3,523,674     5,997,284
-----------------------------------------------
Accumulated net realized gains (losses)
  on investment transactions                             55,662    (2,867,240)   (1,697,152)      514,915       643,669
-----------------------------------------------
Undistributed net investment income (loss)              169,913        62,634        29,169        69,318        14,136
-----------------------------------------------    ------------  ------------  ------------  ------------  ------------
   Total Net Assets                                $157,114,401  $ 91,992,424  $ 42,489,627  $101,627,335  $169,047,566
-----------------------------------------------    ============  ============  ============  ============  ============
Net Assets
-----------------------------------------------
  Investment A Shares                              $157,108,141  $ 91,788,682  $ 42,414,250  $101,616,126  $168,799,968
-----------------------------------------------
  Investment C Shares                                     6,260       203,742        75,377        11,209       247,598
-----------------------------------------------    ------------  ------------  ------------  ------------  ------------
  Total                                            $157,114,401  $ 91,992,424  $ 42,489,627  $101,627,335  $169,047,566
-----------------------------------------------    ============  ============  ============  ============  ============
Outstanding units of beneficial interest
  (shares)
-----------------------------------------------
  Investment A Shares                                12,884,100     9,315,018     4,351,490     8,239,611    16,365,967
-----------------------------------------------
  Investment C Shares                                       514        20,668         7,731           909        24,009
-----------------------------------------------    ------------  ------------   -----------  ------------  ------------
  Total                                              12,884,614     9,335,686     4,359,221     8,240,520    16,389,976
-----------------------------------------------    ============  ============   ===========  ============  ============
Net asset value
-----------------------------------------------
  Redemption price per share-Investment A
  Shares                                                 $12.19         $9.85         $9.75        $12.33        $10.31
-----------------------------------------------    ============  ============   ===========  ============  ============
  Offering price per share-Investment C Shares*          $12.18         $9.86         $9.75        $12.33        $10.31
-----------------------------------------------    ============  ============   ===========  ============  ============
Maximum Sales Charge                                      4.50%         4.50%         4.50%         4.50%         4.50%
-----------------------------------------------    ============  ============   ===========  ============  ============
Maximum Offering Price
  (100%/(100%-Maximum Sales Charge) of
  net asset value adjusted to nearest cent)
  per share (Investment A Shares)                        $12.76        $10.31        $10.21        $12.91        $10.80
-----------------------------------------------    ============  ============   ===========  ============  ============

*Redemption price per share varies by length of time shares are held.

(See Notes which are an integral part of the Financial Statements)

Fountain Square Funds
Statements of Operations
For the year ended July 31, 1997
--------------------------------------------------------------------------------

                                              Quality        Equity                                    International
                                              Growth         Income        Balanced        Mid Cap        Equity
                                               Fund           Fund*          Fund           Fund           Fund
                                           -------------  -------------  -------------  -------------  -------------
INVESTMENT INCOME:
--------------------------------------
Interest income                             $    634,368   $     60,027   $  2,454,237   $    263,787   $    301,331
--------------------------------------
Dividend income                                3,590,710      1,819,623        825,837      1,308,488      2,273,731
--------------------------------------
Foreign tax withholding                               --             --             --             --       (170,371)
--------------------------------------     -------------  -------------  -------------  -------------  -------------
      Total Income                             4,225,078      1,879,650      3,280,074      1,572,275      2,404,691
--------------------------------------     -------------  -------------  -------------  -------------  -------------
EXPENSES:
--------------------------------------
Investment advisory fees                       2,328,245        441,829        861,073      1,146,430      1,360,967
--------------------------------------
Administrative fees                              396,610         84,693        141,253        191,888        166,482
--------------------------------------
Distribution Services-Investment A             1,015,046        194,818        375,377        500,922        476,786
--------------------------------------
Distribution Services-Investment C                 9,620            367          3,756          2,450            531
--------------------------------------
Shareholder Administration
 Services-Investment C                             3,191             47          1,252            817            268
--------------------------------------
Organization expense                               4,581            761          4,904          4,632         10,195
--------------------------------------
Custodian fees                                    14,666          3,144         10,695         11,053        175,694
--------------------------------------
Portfolio accounting fees                         62,316         20,924         29,889         33,346         65,711
--------------------------------------
Transfer and dividend disbursing
 agent fees and expenses                          24,593          6,084         17,569         18,992         41,079
--------------------------------------
Directors'/Trustees' fees                          3,926          1,185          2,265          2,489            667
--------------------------------------
Audit fees                                        11,000          9,500         11,000         11,000         12,500
--------------------------------------
Legal fees                                         8,417          5,917          8,417          8,417          8,417
--------------------------------------
Fund share registration costs                     49,956         42,656         24,929         19,396         19,981
--------------------------------------
Printing and postage expense                      25,673          8,668          8,731         12,569         11,003
--------------------------------------
Insurance expense                                  3,672             --          2,523          2,026          2,585
--------------------------------------
Other                                                 --            278          3,876             --             --
--------------------------------------     -------------  -------------  -------------  -------------  -------------
      Total Expenses                           3,961,512        820,871      1,507,509      1,966,427      2,352,866
--------------------------------------     -------------  -------------  -------------  -------------  -------------
 Less fees voluntarily reduced                (1,044,814)      (232,925)      (431,441)      (529,562)      (477,054)
--------------------------------------     -------------  -------------  -------------  -------------  -------------
 Net Expenses                                  2,916,698        587,946      1,076,068      1,436,865      1,875,812
--------------------------------------     -------------  -------------  -------------  -------------  -------------
      Net Investment Income                    1,308,380      1,291,704      2,204,006        135,410        528,879
--------------------------------------     -------------  -------------  -------------  -------------  -------------
Realized and Unrealized Gains
 (Losses) from Investments and
 Foreign Currency Transactions:
--------------------------------------
Net realized gains (losses) from
 investments and foreign currency
 transactions                                 29,035,436      9,529,112      8,348,906     12,065,319      9,857,198
--------------------------------------
Net change in unrealized appreciation
 (depreciation) from investments and
 translation of assets and liabilities
 in foreign securities                        94,222,664     10,892,457     24,552,465     40,393,443     16,764,042
--------------------------------------     -------------  -------------  -------------  -------------  -------------
*Net realized and unrealized gains
 (losses) from investments and
 foreign currency                            123,258,100     20,421,569     32,901,371     52,458,762     26,621,240
--------------------------------------     -------------  -------------  -------------  -------------  -------------
 Change in net assets resulting
  from operations                           $124,566,480    $21,713,273    $35,105,377    $52,594,172    $27,150,119
--------------------------------------     =============  =============  =============  =============  =============

*Commencement of operations of the Fund began January 27, 1997.

(See Notes which are an integral part of the Financial Statements)

Fountain Square Funds
Statements of Operations, continued
For the year ended July 31, 1997
--------------------------------------------------------------------------------


                                                                                               U.S.                      Ohio
                                                                 Bond Fund      Quality     Government     Municipal    Tax Free
                                                                    For           Bond      Securities       Bond         Bond
                                                                  Income*         Fund         Fund          Fund*        Fund
                                                                 ----------    ----------   -----------   -----------  -----------
INVESTMENT INCOME:
-----------------------------------------------------------
Interest income                                                  $5,127,706    $5,677,219    $2,682,857    $2,703,735  $ 7,431,332
-----------------------------------------------------------      ----------    ----------   -----------   -----------  -----------
      Total Income                                                5,127,706     5,677,219     2,682,857     2,703,735    7,431,332
-----------------------------------------------------------      ----------    ----------   -----------   -----------  -----------
EXPENSES:
-----------------------------------------------------------
Investment advisory fees                                            410,755       483,167       233,799       282,200      813,101
-----------------------------------------------------------
Administrative fees                                                 114,052       114,352        55,179        77,342      197,989
-----------------------------------------------------------
Distribution Services-Investment A                                  261,410       307,146       148,706       179,473      517,679
-----------------------------------------------------------
Distribution Services-Investment C                                      146         1,308           511           475          513
-----------------------------------------------------------
Shareholder Administration Services-
  Investment C                                                           19           482           173            62          171
-----------------------------------------------------------
Organizational expense                                                  921         4,750         4,677           746        5,986
-----------------------------------------------------------
Custodian                                                             4,437         7,704         3,879         4,122       11,547
-----------------------------------------------------------
Portfolio accounting fees                                            20,207        29,859        32,859        20,924       34,639
-----------------------------------------------------------
Transfer and dividend disbursing
  agent fees and expenses                                             7,210        15,724        14,065         5,684       12,967
-----------------------------------------------------------
Directors'/Trustees' fees                                             1,426         2,061         1,485         1,119        2,292
-----------------------------------------------------------
Audit fees                                                            9,500        11,000        11,000         9,500       11,000
-----------------------------------------------------------
Legal fees                                                            5,917         8,417         8,417         5,917        8,417
-----------------------------------------------------------
Fund share registration costs                                        54,464        18,543        11,311        34,240       27,705
-----------------------------------------------------------
Printing and postage expense                                         11,991         6,955         3,462         7,946       13,081
-----------------------------------------------------------
Insurance expense                                                        --         2,281           845            --        1,001
-----------------------------------------------------------
Other                                                                   460            --           340            --           --
-----------------------------------------------------------      ----------    ----------   -----------   -----------  -----------
      Total Expenses                                                902,915     1,013,749       530,708       629,750    1,658,088
-----------------------------------------------------------      ----------    ----------   -----------   -----------  -----------
   Less fees voluntarily reduced/reimbursed                        (312,996)     (360,142)     (211,486)     (214,311)    (550,474)
-----------------------------------------------------------      ----------    ----------   -----------   -----------  -----------
   Net Expenses                                                     589,919       653,607       319,222       415,439    1,107,614
-----------------------------------------------------------      ----------    ----------   -----------   -----------  -----------
      Net Investment Income                                       4,537,787     5,023,612     2,363,635     2,288,296    6,323,718
-----------------------------------------------------------      ----------    ----------   -----------   -----------  -----------
Realized and Unrealized Gains
(Losses) from Investments:
-----------------------------------------------------------
Net realized gains (losses) from investments                         55,662      (492,997)      384,260       514,915      959,916
-----------------------------------------------------------
Net change in unrealized appreciation
  (depreciation) from investments                                 2,305,299     3,472,557       400,692     2,083,197    4,314,862
-----------------------------------------------------------      ----------    ----------   -----------   -----------  -----------
Net realized/unrealized gains (losses)
  from investments                                                2,360,961     2,979,560       784,952     2,598,112    5,274,778
-----------------------------------------------------------      ----------    ----------   -----------   -----------  -----------
  Change in net assets resulting
    from operations                                              $6,898,748    $8,003,172    $3,148,587    $4,886,408  $11,598,496
-----------------------------------------------------------      ==========    ==========   ===========   ===========  ===========

*Commencement of operations of the fund began January 27, 1997.

(See Notes which are an integral part of the Financial Statements)

Fountain Square Funds
Statements of Changes in Net Assets
--------------------------------------------------------------------------------


                                                     Quality Growth Fund
                                             ---------------------------------
                                                Year Ended        Year Ended
                                                 July 31,          July 31,
                                                   1997              1996
                                             ---------------------------------
Increase (Decrease) in Net Assets:
------------------------------------------
Operations--
------------------------------------------
Net investment income                            $ 1,308,380    $    1,111,553
------------------------------------------
Net realized gains (losses) on investment
transactions                                      29,035,436         7,282,669
------------------------------------------
Change in unrealized appreciation
(depreciation) of investments                     94,222,664         3,763,504
------------------------------------------   ---------------    --------------
  Change in net assets resulting from
  operations                                     124,566,480        12,157,726
------------------------------------------   ---------------    --------------
Distributions to Shareholders--
------------------------------------------
Dividends to shareholders from net
  investment income
------------------------------------------
    Total                                                 --        (1,065,070)
------------------------------------------
     Class A                                      (1,442,974)               --
------------------------------------------
     Class C                                              --                --
------------------------------------------
Distributions in excess of net investment
  income
------------------------------------------
     Class A                                              --                --
------------------------------------------
     Class C                                            (175)               --
------------------------------------------
Distributions to shareholders from net
realized gains on investment transactions
------------------------------------------
    Total                                                --                 --
------------------------------------------
     Class A                                      (7,460,310)               --
------------------------------------------
     Class C                                         (28,501)               --
------------------------------------------   ---------------    --------------
     Change in net assets resulting from
     distributions to shareholders                (8,931,960)       (1,065,070)
------------------------------------------   ---------------    --------------
Fund Share (Principal) Transactions--
------------------------------------------
Proceeds from sale of shares                     187,617,592**      55,175,326
------------------------------------------
Net asset value of shares issued to
shareholders in payment of
dividends declared                                 6,311,183           864,887
------------------------------------------
Cost of shares redeemed                          (41,622,694)      (14,838,411)
------------------------------------------   ---------------    --------------
     Change in net assets from Fund
     share transactions                          152,306,081        41,201,802
------------------------------------------   ---------------    --------------
          Change in net assets                   267,940,601        52,294,458
------------------------------------------
Net Assets:
------------------------------------------
Beginning of period                              134,888,919        82,594,461
------------------------------------------   ---------------    --------------
End of period                                   $402,829,520      $134,888,919
------------------------------------------   ---------------    --------------

 * Commencement of operations began January 27, 1997.

** See Note 7.

(See Notes which are an integral part of the Financial Statements)

Fountain Square Funds
Statements of Changes in Net Assets,
--------------------------------------------------------------------------------

                                                          Equity Income Fund
                                                     ---------------------------
                                                             Period Ended
                                                               July 31,
                                                                 1997*
                                                     ---------------------------
Increase (Decrease) in Net Assets:
-------------------------------------------------
Operations--
-------------------------------------------------
Net investment income                                          $ 1,291,704
-------------------------------------------------
Net realized gains (losses) on investment
  transactions                                                   9,529,112
-------------------------------------------------
Change in unrealized appreciation (depreciation)
  of investments                                                10,892,457
-------------------------------------------------          ---------------
   Change in net assets resulting from operations               21,713,273
-------------------------------------------------          ---------------
Distributions to Shareholders--
-------------------------------------------------
Dividends to shareholders from net
   investment income
-------------------------------------------------
  Total                                                                 --
-------------------------------------------------
   Class A                                                      (1,182,123)
-------------------------------------------------
   Class C                                                            (359)
-------------------------------------------------
Distributions in excess of net investment income
-------------------------------------------------
   Class A                                                              --
-------------------------------------------------
   Class C                                                              --
-------------------------------------------------
Distributions to shareholders from net realized
  gains on investment transactions
-------------------------------------------------
  Total                                                                 --
-------------------------------------------------
   Class A                                                              --
-------------------------------------------------
   Class C                                                              --
-------------------------------------------------          ---------------
   Change in net assets resulting from
     distributions to shareholders                              (1,182,482)
-------------------------------------------------          ---------------
Fund Share (Principal) Transactions--
-------------------------------------------------
Proceeds from sale of shares                                   106,178,839**
-------------------------------------------------
Net asset value of shares issued to
  shareholders in payment of
  dividends declared                                                 6,820
-------------------------------------------------
Cost of shares redeemed                                         (6,300,505)
-------------------------------------------------          ---------------
  Change in net assets from Fund
    share transactions                                          99,885,154
-------------------------------------------------          ---------------
    Change in net assets                                       120,415,945
-------------------------------------------------
Net Assets:
-------------------------------------------------
Beginning of period                                                     --
-------------------------------------------------          ---------------
End of period                                                 $120,415,945
-------------------------------------------------          ===============

 * Commencement of operations began January 27, 1997.

** See Note 7.

(See Notes which are an integral part of the Financial Statements)

Fountain Square Funds
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                              Balanced Fund                 Mid Cap Fund
                                                      ----------------------------- -----------------------------
                                                       Year Ended       Year Ended    Year Ended     Year Ended
                                                        July 31,         July 31,      July 31,       July 31,
                                                          1997             1996          1997           1996
                                                      ----------------------------- -----------------------------
Increase (Decrease) in Net Assets:
---------------------------------------------------
Operations--
---------------------------------------------------
Net investment income                                   $  2,204,006    $ 1,828,018   $    135,410   $    276,462
---------------------------------------------------
Net realized gains (losses) on investment
  transactions                                             8,348,906      5,250,744     12,065,319      6,886,447
---------------------------------------------------
Change in unrealized appreciation (depreciation)
  of investments                                          24,552,465     (2,997,492)    40,393,443     (7,269,804)
---------------------------------------------------    -------------   ------------  -------------  -------------
   Change in net assets resulting from operations         35,105,377      4,081,270     52,594,172       (106,895)
---------------------------------------------------    -------------   ------------  -------------  -------------
Distributions to Shareholders--
---------------------------------------------------
Dividends to shareholders from net
  investment income
---------------------------------------------------
  Total                                                           --     (1,770,121)            --       (318,956)
---------------------------------------------------
   Class A                                                (2,116,372)            --       (136,536)            --
---------------------------------------------------
   Class C                                                    (6,021)            --             --             --
---------------------------------------------------
Distributions in excess of net investment income
---------------------------------------------------
   Class A                                                        --             --       (216,171)            --
---------------------------------------------------
   Class C                                                        --             --             --             --
---------------------------------------------------
Distributions to shareholders from net realized
 gains on investment transactions
---------------------------------------------------
  Total                                                           --             --             --       (426,106)
---------------------------------------------------
   Class A                                                (3,941,823)            --     (6,692,368)            --
---------------------------------------------------
   Class C                                                   (11,819)            --        (22,049)            --
---------------------------------------------------    -------------   ------------  -------------  -------------
   Change in net assets resulting from
     distributions to shareholders                        (6,076,035)    (1,770,121)    (7,067,124)      (745,062)
---------------------------------------------------    -------------   ------------  -------------  -------------
Fund Share (Principal) Transactions--
---------------------------------------------------
Proceeds from sale of shares                              27,076,472     45,799,084     84,402,432**   36,279,555
---------------------------------------------------
Net asset value of shares issued to shareholders
  in payment of dividends declared                         5,683,213      1,672,911      5,620,179        605,387
---------------------------------------------------
Cost of shares redeemed                                  (30,940,765)   (14,785,158)   (21,937,233)   (10,324,706)
---------------------------------------------------    -------------   ------------  -------------  -------------
  Change in net assets from Fund share transactions        1,818,920     32,686,837     68,085,378     26,560,236
---------------------------------------------------    -------------   ------------  -------------  -------------
   Change in net assets                                   30,848,262     34,997,986    113,612,426     25,708,279
---------------------------------------------------
Net Assets:
---------------------------------------------------
Beginning of period                                       93,072,489     58,074,503     72,892,026     47,183,747
---------------------------------------------------    -------------   ------------  -------------  -------------
End of period                                           $123,920,751    $93,072,489   $186,504,452   $ 72,892,026
---------------------------------------------------    =============   ============  =============  =============


                                                           International Equity Fund
                                                          ----------------------------
                                                            Year Ended    Year Ended
                                                             July 31,      July 31,
                                                               1997          1996
                                                          ----------------------------
Increase (Decrease) in Net Assets:
---------------------------------------------------
Operations--
---------------------------------------------------
Net investment income                                     $    528,879   $    107,635
---------------------------------------------------
Net realized gains (losses) on investment
  transactions                                               9,857,198     10,543,032
---------------------------------------------------
Change in unrealized appreciation (depreciation)
  of investments                                            16,764,042     (2,327,344)
---------------------------------------------------       ------------   ------------
   Change in net assets resulting from operations           27,150,119      8,323,323
---------------------------------------------------       ------------   ------------
Distributions to Shareholders--
---------------------------------------------------
Dividends to shareholders from net
  investment income
---------------------------------------------------
  Total                                                             --             --
---------------------------------------------------
   Class A                                                  (8,371,837)            --
---------------------------------------------------
   Class C                                                      (3,431)            --
---------------------------------------------------
Distributions in excess of net investment income
---------------------------------------------------
   Class A                                                  (1,976,558)            --
---------------------------------------------------
   Class C                                                      (2,141)            --
---------------------------------------------------
Distributions to shareholders from net realized
gains on investment transactions
---------------------------------------------------
  Total                                                           --               --
---------------------------------------------------
   Class A                                                    (694,681)            --
---------------------------------------------------
   Class C                                                        (396)            --
---------------------------------------------------       ------------   ------------
   Change in net assets resulting from
     distributions to shareholders                         (11,049,044)            --
---------------------------------------------------       ------------   ------------
Fund Share (Principal) Transactions--
---------------------------------------------------
Proceeds from sale of shares                                32,814,823     33,662,776
---------------------------------------------------
Net asset value of shares issued to shareholders
  in payment of dividends declared                           7,089,844             --
---------------------------------------------------
Cost of shares redeemed                                    (24,474,153)    (8,021,101)
---------------------------------------------------       ------------   ------------
  Change in net assets from Fund share transactions         15,430,514     25,641,675
---------------------------------------------------       ------------   ------------
   Change in net assets                                     31,531,589     33,964,998
---------------------------------------------------
Net Assets:
---------------------------------------------------
Beginning of period                                        120,406,550     86,441,552
---------------------------------------------------       ------------   ------------
End of period                                             $151,938,139   $120,406,550
---------------------------------------------------       ============   ============


 *Commencement of operations began January 27, 1997.

**See Note 7.

(See Notes which are an integral part of the Financial Statements)

Fountain Square Funds
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                           Bond Fund For Income                Quality Bond Fund
                                                      ---------------------------------   ---------------------------------
                                                                Period Ended                Year Ended        Year Ended
                                                                   July 31,                  July 31,          July 31,
                                                                    1997*                      1997              1996
                                                      ---------------------------------   ---------------------------------
Increase (Decrease) in Net Assets:
-------------------------------------------------
Operations--
-------------------------------------------------
Net investment income                                              $ 4,537,787                $ 5,023,612       $ 4,238,365
-------------------------------------------------
Net realized gains (losses) on investment
  transactions                                                          55,662                   (492,997)          744,080
-------------------------------------------------
Change in unrealized appreciation
  of investments                                                     2,305,299                  3,472,557        (2,623,898)
-------------------------------------------------               --------------             --------------   ---------------
  Change in net assets resulting from operations                     6,898,748                  8,003,172         2,358,547
-------------------------------------------------               --------------             --------------   ---------------
Distributions to Shareholders--
-------------------------------------------------
Dividends to shareholders from net
  investment income
-------------------------------------------------
  Total                                                                     --                         --        (4,303,667)
-------------------------------------------------
  Class A                                                           (4,367,295)                (4,925,664)               --
-------------------------------------------------
  Class C                                                                 (417)                    (9,427)               --
-------------------------------------------------
Distributions in excess of net investment income
-------------------------------------------------
  Class A                                                                   --                         --                --
-------------------------------------------------
  Class C                                                                 (162)                        --                --
-------------------------------------------------
Distributions to shareholders from net realized
  gain on investment transactions
-------------------------------------------------
  Class A                                                                   --                         --                --
-------------------------------------------------
  Class C                                                                   --                         --                --
-------------------------------------------------               --------------             --------------   ---------------
  Change in net assets from
    distributions to shareholders                                   (4,367,874)                (4,935,091)       (4,303,667)
-------------------------------------------------               --------------             --------------   ---------------
Fund Share (Principal) Transactions--
-------------------------------------------------
Proceeds from sale of shares                                       161,008,922**               25,472,460        39,431,397
-------------------------------------------------
Net asset value of shares issued to
  shareholders in payment of
  dividends declared                                                    31,616                  2,847,103         2,812,476
-------------------------------------------------
Cost of shares redeemed                                             (6,457,011)               (22,979,053)      (12,482,075)
-------------------------------------------------               --------------             --------------   ---------------
  Change in net assets from Fund
    share transactions                                             154,583,527                  5,340,510        29,761,798
-------------------------------------------------               --------------             --------------   ---------------
    Change in net assets                                           157,114,401                  8,408,591        27,816,678
-------------------------------------------------
Net Assets:
-------------------------------------------------
Beginning of period                                                         --                 83,583,833        55,767,155
-------------------------------------------------               --------------             --------------   ---------------
End of period                                                     $157,114,401                $91,992,424       $83,583,833
-------------------------------------------------               --------------             --------------   ---------------

 *Commencement of operations of the Fund began January 27, 1997.

**See Note 7.

(See Notes which are an integral part of the Financial Statements)

Fountain Square Funds
Statements of Changes in Net Assets
--------------------------------------------------------------------------------



                                                U.S. Government Securities Fund    Municipal Bond Fund    Ohio Tax Free Bond Fund
                                               ----------------------------------  -------------------  ---------------------------
                                                 Year Ended      Year Ended            Period Ended      Year Ended     Year Ended
                                                  July 31,        July 31,               July 31,         July 31,       July 31,
                                                    1997            1996                   1997*            1997           1996
                                               ----------------------------------  -------------------  ---------------------------
Increase (Decrease) in Net Assets:
-------------------------------------------
Operations--
-------------------------------------------
Net investment income                           $ 2,363,635     $ 1,588,713            $ 2,288,296      $ 6,323,718     $ 1,289,676
-------------------------------------------
Net realized gains (losses) on investment
  transactions                                      384,260          49,340                514,915          959,916         (40,784)
-------------------------------------------
Change in unrealized appreciation
  of investments                                    400,692        (663,274)             2,083,197        4,314,862          93,485
-------------------------------------------     -----------     -----------            -----------      -----------     -----------
  Change in net assets resulting from
    operations                                    3,148,587         974,779              4,886,408       11,598,496       1,342,377
-------------------------------------------     -----------     -----------            -----------      -----------     -----------
Distributions to Shareholders--
-------------------------------------------
Dividends to shareholders from net
  investment income
-------------------------------------------
  Total                                                  --      (1,637,316)                    --               --      (1,310,667)
-------------------------------------------
  Class A                                        (2,321,676)             --             (2,217,602)      (6,309,126)             --
-------------------------------------------
  Class C                                            (3,373)             --                   (999)          (2,374)             --
-------------------------------------------
Distributions in excess of net investment
  income
-------------------------------------------
  Class A                                                --              --                     --               --              --
-------------------------------------------
  Class C                                                --              --                   (377)            (185)             --
-------------------------------------------
Distributions to shareholders from net
  realized gain on investment transactions
-------------------------------------------
  Class A                                                --              --                     --               --              --
-------------------------------------------
  Class C                                                --              --                     --               --              --
-------------------------------------------     -----------     -----------            -----------      -----------     -----------
  Change in net assets from
     distributions to shareholders               (2,325,049)     (1,637,316)            (2,218,978)      (6,311,685)     (1,310,667)
-------------------------------------------     -----------     -----------            -----------      -----------     -----------
Fund Share (Principal) Transactions--
-------------------------------------------
Proceeds from sale of shares                     25,917,379**    11,833,299            111,498,655*     158,886,252**    14,492,573
-------------------------------------------
Net asset value of shares issued to
  shareholders in payment of
  dividends declared                              1,239,373       1,353,918                  5,290          809,532         674,890
-------------------------------------------
Cost of shares redeemed                         (16,293,089)     (6,776,306)           (12,544,040)     (31,436,522)     (8,012,250)
-------------------------------------------     -----------     -----------            -----------      -----------     -----------
  Change in net assets from Fund
    share transactions                           10,863,663       6,410,911             98,959,905      128,259,262       7,155,213
-------------------------------------------     -----------     -----------            -----------      -----------     -----------
    Change in net assets                         11,687,201       5,748,374            101,627,335      133,546,073       7,186,923
-------------------------------------------
Net Assets:
-------------------------------------------
Beginning of period                              30,802,426      25,054,052                     --       35,501,493      28,314,570
-------------------------------------------     -----------     -----------            -----------      -----------     -----------
End of period                                   $42,489,627     $30,802,426           $101,627,335     $169,047,566     $35,501,493
-------------------------------------------     -----------     -----------            -----------      -----------     -----------

 *Commencement of operations of the Fund began January 27, 1997.

**See Note 7.

(See Notes which are an integral part of the Financial Statements)

Fountain Square Funds
Notes to Financial Statements
July 31, 1997
--------------------------------------------------------------------------------

(1) Organization

Fountain Square Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. At July 31, 1997, the Trust consisted of thirteen separate investment portfolios.

The accompanying financial statements relate only to the following Funds:

Portfolio Name
---------------------------------------------------------------------------
Fountain Square Quality Growth Fund ("Quality Growth Fund")
Fountain Square Equity Income Fund ("Equity Income Fund")
Fountain Square Balanced Fund ("Balanced Fund")
Fountain Square Mid Cap Fund ("Mid Cap Fund")
Fountain Square International Equity Fund ("International Equity Fund") Fountain Square Bond Fund For Income ("Bond Fund For Income")
Fountain Square Quality Bond Fund ("Quality Bond Fund")
Fountain Square U.S. Government Securities Fund ("Government Securities Fund") Fountain Square Municipal Bond Fund ("Municipal Bond Fund")
Fountain Square Ohio Tax Free Bond Fund ("Ohio Tax Free Fund")

The Funds each issue two classes of shares: Investment A Shares and Investment C Shares. The Investment A Shares are subject to initial sales charges imposed at the time of purchase, in accordance with the Funds' prospectus. Certain redemptions of Investment C Shares made within one year of purchase are subject to contingent deferred sales charges in accordance with the Funds' prospectus. Each class of shares for each Fund has identical rights and privileges except with respect to Administrative Services fees paid by Investment C Shares, voting rights on matters affecting a single class of shares and the exchange privileges of each class of shares.

(2) Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Securities Valuations--Investments in equity securities are determined on the basis of the mean between the latest available bid and asked prices in the principal market (last sales price on a national securities exchange). For unlisted securities, value is determine on the basis of the latest bid prices. Investments in other open-end investment companies are valued at net asset value. Bonds and other fixed income securities are valued at prices provided by an independent pricing service. Value of all other securities is determined at fair value in good faith by the Board of Trustees.

B. Repurchase Agreements--The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Trust's

Fountain Square Funds
--------------------------------------------------------------------------------

Advisor to be creditworthy pursuant to guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). It is the policy of the Funds to require the custodian or sub-custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

C. Securities Transactions and Related Income--Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

D. Foreign Currency Translation--The accounting records of the International Equity Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank. The International Equity Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amount of dividends, interest, and foreign withholding taxes recorded on the International Equity Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

E. Forward Commitments--The International Equity Fund may enter into forward commitments for forward foreign currency exchange contracts which are based upon financial indices at an exchange rate at a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in foreign exchange rates. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

At July 31, 1997, the International Equity Fund had outstanding forward foreign currency exchange contracts as set forth below.

Fountain Square Funds
--------------------------------------------------------------------------------

                        Contracts                             Unrealized
Delivery                To Deliver           In Exchange      Appreciation
Date                    (Local Currency)     For              (Depreciation)
------------------------------------------------------------------------------
French Franc
Long Contracts
9/15/97                     19,022,986       $ 3,268,071      $  (195,874)
Short Contracts
9/15/97                     33,687,993         5,941,445          500,860
10/20/97                     7,532,875         1,250,000           30,791

German Deutsche Mark
Long Contracts
8/29/97                      6,124,207         3,568,053         (236,860)
Short Contracts
8/29/97                      6,124,207         3,579,314          248,121

Italian Lira
Long Contracts
8/18/97                  2,233,812,500         1,250,000           (6,043)
Short Contracts
8/1/97                      10,798,038             6,038               12
8/4/97                      26,964,587            15,025              (17)
8/18/97                  5,492,000,000         3,137,031           78,668
10/20/97                 1,095,093,750           625,000           17,104

Japanese Yen
Long Contracts
8/25/97                  1,283,423,000        11,302,912         (433,339)
Short Contracts
8/25/97                  1,283,423,000        11,500,000          630,428

Netherland Guilder
Long Contracts
8/18/97                      1,014,269           525,000          (34,768)
Short Contracts
8/18/97                      2,956,506         1,558,517          129,532

Spanish Peseta
Short Contracts
9/26/97                    214,467,950         1,475,000           94,755

Swiss Franc
Long Contracts
8/18/97                      5,675,771         4,002,779         (245,951)
Short Contracts
8/18/97                      5,675,771         3,997,021          240,194

Thailand
Long Contracts
8/18/97                     14,130,452           486,093          (45,224)
8/19/97                     51,137,024         1,751,574         (156,592)
9/16/97                     42,389,312         1,376,452          (64,064)
Short Contracts
8/18/97                     17,918,360           670,000          110,948
8/19/97                     38,729,517         1,334,916          126,930
9/16/97                     39,308,800         1,485,806          268,792
                                                               ----------
Net Unrealized Appreciation of Forward Commitments             $1,058,403
                                                               ==========

Fountain Square Funds
--------------------------------------------------------------------------------

F. Foreign Currency Commitments--The International Equity Fund may enter into foreign currency commitments for the delayed delivery of securities of foreign currency exchange transactions. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

G. Option Contracts--The Quality Growth Fund, Balanced Fund, and International Equity Fund may write or purchase option contracts. A written option obligates the Fund to deliver (a call), or to receive (a put), the contract amount of foreign currency upon exercise by the holder of the option. The value of the option contract is recorded as a liability, and unrealized gain or loss is measured by the difference between the current value and the premium received. The Fund had no written options outstanding at July 31, 1997.

H. When-Issued and Delayed Delivery Transactions--The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are valued daily and begin earning interest on the settlement date.

I. Dividends to Shareholders--Dividends from net investment income are declared and paid monthly for the Equity Income Fund, the Bond Fund For Income, the Quality Bond Fund, Government Securities Fund, the Municipal Bond Fund, and the Ohio Tax Free Fund. Dividends from net investment income are declared and paid quarterly for the Quality Growth Fund, the Mid Cap Fund and the Balanced Fund. Dividends from net investment income are declared and paid annually for International Equity Fund. Distributable net realized gains, if any, are declared and distributed at least annually.

Dividends from net investment income and from net realized capital gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage-backed securities, foreign currency transactions, expiring capital loss carryforwards and deferrals of certain losses.

J. Federal Taxes--It is the Funds' policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of their income. Accordingly, no provision for federal income tax is necessary. However, federal taxes may be imposed on the International Equity Fund upon the disposition of certain investments in passive foreign investment companies. Withholding taxes on foreign dividends have been provided for in accordance with the International Equity Fund's understanding of the applicable country's tax rules and rates.

K. Deferred Expenses--The costs incurred by each Fund with respect to registration of their shares in their first fiscal year, excluding the initial expense of registering their shares, have been deferred and are being amortized using the straight-line method not to exceed a period of five years from each Fund's commencement date.

L. During the period ended July 31, 1997 permanent book and tax differences were reclassified to paid-in capital of the International Equity Fund due to Statement of Position 93-2. These differences are primarily due to differing treatments for foreign currency transactions and disposition of certain investments in passive foreign investments companies. Amounts as of July 31, 1997 have been reclassified to reflect an increase in undistributed net investment income, paid-in capital and a decrease in net realized gains. Net investment income, net realized gains, and net assets were not affected by this change. No other funds were affected by this change.

Fountain Square Funds
--------------------------------------------------------------------------------

(3) Shares of Beneficial Interest

Transactions in Fund shares were as follows:


                                                     Quality Growth Fund
                                      ---------------------------------------------------
                                            Year Ended                  Year Ended
                                           July 31, 1997               July 31, 1996
                                      -----------------------     -----------------------
                                       Shares        Amount        Shares        Amount
                                       ------        ------        ------        ------
Investment A Shares
  Sold                               12,743,633   $185,256,357    4,293,819    $54,745,108
  Reinvestment of dividends             451,069      6,282,507       67,561        864,887
  Redeemed                           (2,633,003)   (41,371,155)  (1,148,889)   (14,836,411)
-------------------------------      ----------   ------------   ----------    -----------
Net increase (decrease) -
  Investment A Shares                10,561,699    150,167,709    3,212,491     40,773,584
-------------------------------      ----------   ------------   ----------    -----------

Investment C Shares
  Sold                                  145,512      2,361,235       32,107        430,218
  Reinvestment of dividends               2,080         28,676           --             --
  Redeemed                              (15,534)      (251,539)        (151)        (2,000)
-------------------------------      ----------   ------------   ----------    -----------

Net increase (decrease) -
  Investment C Shares                   132,058      2,138,372       31,956        428,218
-------------------------------      ----------   ------------   ----------    -----------

Net increase (decrease) in Fund      10,693,757   $152,306,081    3,244,447    $41,201,802
-------------------------------      ==========   ============   ==========    ===========

                                      Equity Income Fund
                                     ----------------------
                                         Period Ended
                                         July 31, 1997
                                     ----------------------
                                     Shares          Amount
                                     ------          ------
Investment A Shares
  Sold                             8,821,577   $106,096,267
  Reinvestment of dividends              484          6,461
  Redeemed                          (488,057)    (6,300,505)
-------------------------------   ----------   ------------

Net increase (decrease) -
  Investment A Shares              8,334,004     99,802,223
-------------------------------   ----------   ------------

Investment C Shares
  Sold                                 6,330         82,572
  Reinvestment of dividends               28            359
  Redeemed                                --             --
-------------------------------   ----------   ------------

Net increase (decrease) -
  Investment C Shares                  6,358         82,931
-------------------------------   ----------   ------------

Net increase (decrease) in Fund    8,340,362    $99,885,154
-------------------------------   ==========   ============

Fountain Square Funds
--------------------------------------------------------------------------------

                                                 Balanced Fund
                                 -------------------------------------------------
                                      Year Ended                  Year Ended
                                     July 31, 1997               July 31, 1996
                                 ---------------------       ---------------------
                                 Shares         Amount       Shares         Amount
                                 ------         ------       ------         ------
Investment A Shares
  Sold                        1,989,624   $ 26,278,552    3,843,429   $ 45,424,374
  Reinvestment of dividends     454,771      5,665,373      141,068      1,672,081
  Redeemed                   (2,333,372)   (30,860,103)  (1,233,992)   (14,683,107)
---------------------------  ----------   ------------   ----------   ------------
Net increase (decrease) -
  Investment A Shares           111,023      1,083,822    2,750,505     32,413,348
---------------------------  ----------   ------------   ----------   ------------
Investment C Shares
  Sold                           57,113        797,920       30,723        374,710
  Reinvestment of dividends       1,425         17,840           68            830
  Redeemed                       (5,707)       (80,662)      (8,284)      (102,051)
---------------------------  ----------   ------------   ----------   ------------
Net increase (decrease) -
  Investment C Shares            52,831        735,098       22,507        273,489
---------------------------  ----------   ------------   ----------   ------------
Net increase (decrease)
  in Fund                       163,854   $  1,818,920    2,773,012   $ 32,686,837
---------------------------  ==========   ============   ==========   ============
                                                   Mid Cap Fund
                                 -------------------------------------------------
                                      Year Ended                  Year Ended
                                     July 31, 1997               July 31, 1996
                                 ---------------------       ---------------------
                                 Shares         Amount       Shares         Amount
                                 ------         ------       ------         ------
Investment A Shares
  Sold                        6,315,189   $ 84,164,198    2,746,262   $ 36,026,334
  Reinvestment of dividends     438,494      5,598,130       46,895        605,387
  Redeemed                   (1,559,545)   (21,785,247)    (774,971)   (10,324,706)
---------------------------  ----------   ------------   ----------   ------------
Net increase (decrease) -
  Investment A Shares         5,194,138     67,977,081    2,018,186     26,307,015
---------------------------  ----------   ------------   ----------   ------------
Investment C Shares
  Sold                           17,037        238,234       18,226        253,221
  Reinvestment of dividends       1,737         22,049           --             --
  Redeemed                      (11,013)      (151,986)          --             --
---------------------------  ----------   ------------   ----------   ------------
Net increase (decrease) -
  Investment C Shares             7,761        108,297       18,226        253,221
---------------------------  ----------   ------------   ----------   ------------
Net increase (decrease)
  in Fund                     5,201,899   $ 68,085,378    2,036,412   $ 26,560,236
---------------------------  ==========   ============   ==========   ============
                                             International Equity Fund
                                 -------------------------------------------------
                                      Year Ended                  Year Ended
                                     July 31, 1997               July 31, 1996
                                 ---------------------       ---------------------
                                 Shares         Amount       Shares         Amount
                                 ------         ------       ------         ------
Investment A Shares
  Sold                        2,956,166   $ 32,508,734    3,176,488   $ 33,602,757
  Reinvestment of dividends     687,514      7,083,876           --             --
  Redeemed                   (2,257,739)   (24,295,240)    (762,356)    (8,021,101)
---------------------------  ----------   ------------   ----------   ------------
Net increase (decrease) -
  Investment A Shares         1,385,941     15,297,370    2,414,132     25,581,656
---------------------------  ----------   ------------   ----------   ------------
Investment C Shares
  Sold                           28,683        306,089        5,354         60,019
  Reinvestment of dividends         580          5,968           --             --
  Redeemed                      (17,099)      (178,913)          --             --
---------------------------  ----------   ------------   ----------   ------------
Net increase (decrease) -
  Investment C Shares            12,164        133,144        5,354         60,019
---------------------------  ----------   ------------   ----------   ------------
Net increase (decrease)
  in Fund                     1,398,105   $ 15,430,514    2,419,486   $ 25,641,675
---------------------------  ==========   ============   ==========   ============

Fountain Square Funds
--------------------------------------------------------------------------------


                                  Bond For Income Fund
                                 ---------------------
                                      Period Ended
                                     July 31, 1997
                                 ---------------------
                                 Shares         Amount
                                 ------         ------
Investment A Shares
  Sold                       13,407,383   $160,901,750
  Reinvestment of dividends       2,588         31,037
  Redeemed                     (525,871)    (6,355,414)
---------------------------  ----------   ------------
Net increase (decrease) -
  Investment A Shares        12,884,100    154,577,373
---------------------------  ----------   ------------
Investment C Shares
  Sold                            8,938        107,172
  Reinvestment of dividends          48            579
  Redeemed                       (8,472)      (101,597)
---------------------------  ----------   ------------
Net increase (decrease) -
  Investment C Shares               514          6,154
---------------------------  ----------   ------------
Net increase (decrease)
  in Fund                    12,884,614   $154,583,527
---------------------------  ==========   ============
                                                Quality Bond Fund
                                 -------------------------------------------------
                                      Year Ended                  Year Ended
                                     July 31, 1997               July 31, 1996
                                 ---------------------       ---------------------
                                 Shares         Amount       Shares         Amount
                                 ------         ------       ------         ------
Investment A Shares
  Sold                        2,642,247   $ 25,418,923    4,008,865   $ 39,270,763
  Reinvestment of dividends     294,612      2,837,676      288,326      2,810,484
  Redeemed                   (2,382,151)   (22,952,488)  (1,276,978)   (12,481,439)
---------------------------  ----------   ------------   ----------   ------------
Net increase (decrease) -
  Investment A Shares           554,708      5,304,111    3,020,213     29,599,808
---------------------------  ----------   ------------   ----------   ------------
Investment C Shares
  Sold                            5,487         53,536       16,819        160,634
  Reinvestment of dividends         978          9,427          209          1,992
  Redeemed                       (2,758)       (26,564)         (67)          (636)
---------------------------  ----------   ------------   ----------   ------------
Net increase (decrease) -
  Investment C Shares             3,707         36,399       16,961        161,990
---------------------------  ----------   ------------   ----------   ------------
Net increase (decrease)
  in Fund                       558,415   $  5,340,510    3,037,174   $ 29,761,798
---------------------------  ==========   ============   ==========   ============
                                           Government Securities Fund
                                 -------------------------------------------------
                                      Year Ended                  Year Ended
                                     July 31, 1997               July 31, 1996
                                 ---------------------       ---------------------
                                 Shares         Amount       Shares         Amount
                                 ------         ------       ------         ------
Investment A Shares
  Sold                        2,689,563   $ 25,865,573    1,207,864   $ 11,764,813
  Reinvestment of dividends     128,488      1,236,000      139,029      1,353,429
  Redeemed                   (1,685,808)   (16,263,648)    (693,178)    (6,756,433)
---------------------------  ----------   ------------   ----------   ------------
Net increase (decrease) -
  Investment A Shares         1,132,243     10,837,925      653,715      6,361,809
---------------------------  ----------   ------------   ----------   ------------
Investment C Shares
  Sold                            5,308         51,806        7,148         68,486
  Reinvestment of dividends         350          3,373           51            489
  Redeemed                       (3,045)       (29,441)      (2,081)       (19,873)
---------------------------  ----------   ------------   ----------   ------------
Net increase (decrease) -
  Investment C Shares             2,613         25,738        5,118         49,102
---------------------------  ----------   ------------   ----------   ------------
Net increase (decrease)
  in Fund                     1,134,856   $ 10,863,663      658,833   $  6,410,911
---------------------------  ==========   ============   ==========   ============

Fountain Square Funds
--------------------------------------------------------------------------------

                                      Municipal Bond Fund
                                   -------------------------
                                         Period Ended
                                         July 31, 1997
                                   -------------------------
                                     Shares        Amount
                                   ----------   ------------
Investment A Shares
  Sold                              9,250,564   $111,100,626
  Reinvestment of dividends               322          3,914
  Redeemed                         (1,011,275)   (12,155,917)
--------------------------------   ----------   ------------
Net increase (decrease) -
  Investment A Shares               8,239,611     98,948,623
--------------------------------   ----------   ------------
Investment C Shares
  Sold                                 33,017        398,029
  Reinvestment of dividends               115          1,376
  Redeemed                            (32,223)      (388,123)
--------------------------------   ----------   ------------
Net increase (decrease) -
  Investment C Shares                     909         11,282
--------------------------------   ----------   ------------
Net increase (decrease) in Fund     8,240,520   $ 98,959,905
--------------------------------   ==========   ============

                                                     Ohio Tax Free Fund
                                     -----------------------------------------------------
                                            Year Ended                     Year Ended
                                           July 31, 1997                  July 31, 1996
                                     ------------------------       ----------------------
                                     Shares            Amount       Shares          Amount
                                     ------            ------       ------          ------
Investment A Shares
  Sold                           15,859,540      $158,671,462    1,434,711     $14,455,027
  Reinvestment of dividends          80,121           806,973       67,106         674,604
  Redeemed                       (3,116,779)      (31,423,698)    (793,921)     (8,012,194)
-------------------------------  ----------      ------------    ---------     -----------
Net increase (decrease) -
  Investment A Shares            12,822,882       128,054,737      707,896       7,117,437
-------------------------------  ----------      ------------    ---------     -----------
Investment C Shares
  Sold                               21,215           214,790        3,778          37,546
  Reinvestment of dividends             253             2,559           29             286
  Redeemed                           (1,260)          (12,824)          (6)            (56)
-------------------------------  ----------      ------------    ---------     -----------
Net increase (decrease) -
  Investment C Shares                20,208           204,525        3,801          37,776
-------------------------------  ----------      ------------    ---------     -----------
Net increase (decrease) in Fund  12,843,090      $128,259,262      711,697     $ 7,155,213
-------------------------------  ==========      ============    =========     ===========

(4) Investment Advisory Fee and Other Transactions with Affiliates

Investment Advisory Fee--Fifth Third Bank, the Trust's investment advisor (the "Advisor"), receives for its services an annual investment advisory fee based on a percentage of each Fund's average daily net assets (see below).

                        Fund              Annual Rate
                        ----              -----------
                Quality Growth Fund          0.80%
                Equity Income Fund           0.80%
                Balanced Fund                0.80%
                Mid Cap Fund                 0.80%
                International Equity Fund    1.00%
                Bond Fund For Income         0.55%
                Quality Bond Fund            0.55%
                Government Securities Fund   0.55%
                Municipal Bond Fund          0.55%
                Ohio Tax Free Fund           0.55%

Fountain Square Funds
--------------------------------------------------------------------------------

The Advisor may voluntarily choose to waive a portion of its fee and reimburse certain operating expenses of each Fund. The Advisor can modify or terminate this voluntary waiver and reimbursement at any time at its sole discretion. For the year ended July 31, 1997, the Advisor waived fees in the following amounts:

                    Fund                      Fees Waived
                    ----                      -----------
                Quality Growth Fund               $     0
                Equity Income Fund                      0
                Balanced Fund                      17,327
                Mid Cap Fund                        4,161
                International Equity Fund               0
                Bond Fund For Income                    0
                Quality Bond Fund                  17,650
                Government Securities Fund         45,748
                Municipal Bond Fund                     0
                Ohio Tax Free Fund                  2,290

In addition, for the year ended July 31, 1997, the Advisor reimbursed operating expenses in the amount of $11,621 to the Ohio Tax Free Fund.

Morgan Stanley Asset Management, Inc. is the International Equity Fund's sub-advisor (the "Sub-Advisor"). The Advisor compensates the Sub-Advisor at the annual rate of 0.50% of the International Equity Fund's average daily net assets.

Administrative Fee--Effective December 1, 1995 BISYS Fund Services ("BISYS") became the Trust's administrator. The administrator generally assists in all aspects of the Trust's administration and operation including providing the Funds with certain administrative personnel and services necessary to operate the Fund. Also effective December 1, 1995, pursuant to a separate agreement with BISYS, Fifth Third Bank performs sub-administrative services on behalf of the Funds including providing certain administrative personnel and services necessary to operate the Funds, for which it receives a fee from BISYS computed daily as a percentage of the daily net assets of the Funds. Under the terms of the administration agreement, BISYS' fees are computed daily as a percentage of the average net assets of the Trust for the period. Administration fees are computed at 0.10% of first $1 billion of net assets of the Trust, 0.08% of net assets of the Trust between $1 billion and $2 billion, and 0.07% of more than $2 billion of net assets of the Trust. Effective April 1, 1997 the administration fees are computed at 0.20% of first $1 billion of net assets of the Trust, 0.18% of net assets of the Trust between $1 billion and $2 billion, and 0.17% of more than $2 billion of net assets of the Trust. For the year ended July 31, 1997, the administrator waived fees in the following amounts:

                    Fund                      Fees Waived
                    ----                      -----------
                Quality Growth Fund               $16,801
                Equity Income Fund                 36,958
                Balanced Fund                      30,357
                Mid Cap Fund                       16,294
                International Equity Fund               0
                Bond Fund For Income               50,011
                Quality Bond Fund                  29,728
                Government Securities Fund         14,275
                Municipal Bond Fund                33,330
                Ohio Tax Free Fund                 11,017

Distribution Services Fee--Effective December 1, 1995, BISYS serves as the Trust's principal distributor (the "Distributor"). Effective April 23, 1996, the Trust entered into a Distribution Plan with the Distributor with respect to Investment A Shares and Investment C Shares. This Plan is in accordance with Rule 12b-1 under the 1940 Act. Under the Distribution Plan, the Funds may pay a fee to the Distributor in an amount computed at an annual rate of up to 0.35% for Investment A Shares and up to

Fountain Square Funds
--------------------------------------------------------------------------------

0.75% for Investment C Shares. The Distributor may voluntarily choose to waive all or a portion of its fee. The Distributor can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended July 31, 1997, the distributor waived fees in the following amounts:

                    Fund                      Fees Waived
                    ----                      -----------
                Quality Growth Fund            $1,015,046
                Equity Income Fund                194,818
                Balanced Fund                     375,377
                Mid Cap Fund                      500,922
                International Equity Fund         476,786
                Bond Fund For Income              261,410
                Quality Bond Fund                 307,146
                Government Securities Fund        148,706
                Municipal Bond Fund               179,473
                Ohio Tax Free Fund                517,679

Administrative Services Fee--Effective April 23, 1996, the Trust entered into an Administrative Services Agreement with Fifth Third Bank with respect to Investment C Shares. Under the Plan, the Funds may make payments up to 0.0025% of the average daily net asset value of Investment C Shares in exchange for certain administrative services for shareholders and for the maintenance of shareholder accounts. For the year ended July 31, 1997, Fifth Third Bank waived fees in the following amounts:

                     Fund                      Fees Waived
                     ----                      -----------
                Quality Growth Fund                $3,191
                Equity Income Fund                     47
                Balanced Fund                       1,252
                Mid Cap Fund                          817
                International Equity Fund             268
                Bond Fund For Income                   19
                Quality Bond Fund                     482
                Government Securities Fund            173
                Municipal Bond Fund                    62
                Ohio Tax Free Fund                    171

Transfer and Dividend Disbursing Agent, Fund Accounting and Custody Fees--Fifth Third Bank serves as transfer and dividend disbursing agent for the Funds for which it receives a fee. Fifth Third Bank sub-contracts the execution of the transfer and dividend disbursing agent functions to a non-affiliated entity. The fee is based on the level of each Fund's average net assets for the period, plus out-of-pocket expenses.

Fifth Third Bank also maintains the Funds' portfolio accounting records for which it receives a fee except with respect to the International Equity Fund. The fee is based on the level of each Fund's average net assets for the period, plus out-of-pocket expenses. BISYS Fund Services provides portfolio accounting services for the International Equity Fund for a fee based on average net assets for the period.

Fifth Third Bank is the Funds' custodian (except the International Equity Fund, for which Morgan Stanley serves as custodian) for which it receives a fee. The fee is based on the level of each Fund's average net assets for the period, plus out-of-pocket expenses. For the year ended July 31, 1997, Fifth Third Bank waived the following custodian fees:

                               Fund                       Fees Waived
                               ----                       -----------
                Quality Growth Fund                          $9,776
                Equity Income Fund                            1,102
                Balanced Fund                                 7,128
                Mid Cap Fund                                  7,368
                International Equity Fund                         0
                Bond Fund For Income                          1,556
                Quality Bond Fund                             5,136
                Government Securities Fund                    2,584
                Municipal Bond Fund                           1,446
                Ohio Tax Free Fund                            7,696

Certain Officers and Trustees of the Trust are Officers and Trustees of the above companies.

Fountain Square Funds
--------------------------------------------------------------------------------


(5) Investment Transactions

Purchases and sales of investments, excluding short-term securities for the year ended July 31, 1997, were as follows:


                Quality       Equity                      Mid      International
                Growth        Income       Balanced       Cap         Equity
                 Fund          Fund          Fund         Fund         Fund
             ------------  -----------   ------------  -----------  -----------
-----------
Purchases    $137,562,473  $14,855,353   $106,866,260  $75,495,591  $82,491,119
-----------
Sales        $105,006,916  $16,869,110   $102,828,869  $71,219,154  $77,563,486
-----------
                Bond Fund     Quality     Government    Municipal      Ohio
                   For         Bond       Securities      Bond       Tax Free
                  Income       Fund          Fund         Fund         Fund
               ------------ -----------  ------------  -----------  -----------
-----------
Purchases    $109,699,314  $155,213,090  $ 68,525,470  $30,272,563  $69,786,554
-----------
Sales        $101,203,588  $144,840,700  $ 72,982,587  $33,143,066  $81,797,055
-----------

(6) Concentration of Credit Risk

The Ohio Tax Free Fund invests a substantial proportion of its assets in debt obligations issued by the State of Ohio and its political subdivisions, agencies and public authorities. The Fund is more susceptible to factors adversely affecting issuers of Ohio municipal securities than a fund that is not concentrated in these issuers to the same extent.

The International Equity Fund invests in equity and fixed income securities of non-U.S. issuers. Although the Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings. The International Equity Fund has a relatively large concentration of securities invested in companies domiciled in Japan. The Fund may be more susceptible to the political, social and economic events adversely affecting the Japanese companies than funds not so concentrated.

(7) Acquisition of Common Trust Funds

On January 27, 1997, the Equity Income Fund, Bond Fund For Income, and Municipal Bond Fund commenced operations by acquiring all of the assets in a tax-free exchange of the Fifth Third Bank Equity Fund, Fifth Third Bank Taxable Bond Fund, and the Fifth Third Bank Tax Free Bond Fund, respectively which were are all common trust funds maintained by affiliates of Fifth Third Bancorp. The following is a summary of shares issued, net assets acquired, net asset value per shares and unrealized appreciation as of the dates acquired:

                                           Equity                     Municipal
                                           Income      Bond Fund        Bond
                                            Fund       For Income       Fund
                                        ------------  ------------  ------------
          Shares Issued                    8,607,970    11,494,610     8,339,644
          Net Assets Acquired           $103,295,647  $137,938,291  $100,075,733
          Net Asset Value               $      12.00  $      12.00  $      12.00
          Unrealized Appreciation
           Acquired                     $ 29,473,455  $    762,886  $  1,440,477
          Net Assets Before
           Acquisition                  $          0  $          0  $          0

On September 27, 1997, the Quality Growth Fund, Mid Cap Fund, Government Securities Fund, and Ohio Tax Free Fund acquired all of the assets in a tax-free exchange of the Fifth Third Bank Equity Fund,

Fountain Square Funds
--------------------------------------------------------------------------------

Fifth Third Bank Mid Cap Fund, Fifth Third Bank Government Securities Fund and the Fifth Third Bank Ohio Tax Free Fund, respectively which were all common trust funds maintained by affiliates of Fifth Third Bancorp. The following is a summary of shares issued, net assets acquired, net asset value per shares and unrealized appreciation as of the dates acquired:

                                                    Quality                       Government         Ohio
                                                     Growth         Mid Cap       Securities       Tax Free
                                                      Fund           Fund            Fund            Fund
                                                  ------------    -----------     -----------    ------------
          Shares Issued                              8,307,224      4,685,876       1,643,960      13,375,705
          Net Assets Acquired                     $115,390,218    $61,446,305     $15,781,925    $133,624,123
          Net Asset Value                         $      13.89    $     13.10     $      9.60    $       9.99
          Unrealized Appreciation Acquired        $ 32,538,671    $14,216,710     $    40,514    $  1,446,196
          Net Assets Before Acquisition           $152,798,380    $82,081,264     $32,098,865    $ 36,147,313

(8) Federal Income Tax Information (Unaudited)

The Trust designates the following eligible distributions for the dividends received deduction for corporations for the taxable year ended July 31, 1997:

                                                                              Distributions from
                                                              Dividend          Dividend Income
                                                               Income              per Share
                                                            ------------      ------------------
          Quality Growth Fund
            Investment A Shares                                $3,575,354       $     .086
            Investment C Shares                                    15,351             .004
          Equity Income Fund
            Investment A Shares                                 1,819,077             .140
            Investment C Shares                                       755             .095
          Balanced Fund
            Investment A Shares                                   822,034             .096
            Investment C Shares                                     6,525             .069
          Mid Cap Fund
            Investment A Shares                                 1,305,448             .037
            Investment C Shares                                     3,040               --

The Trust designates the following exempt-interest dividends for the year ended July 31, 1997:

                                                             Municipal Bond    Ohio Tax Free
                                                                  Fund             Fund
                                                             --------------    -------------
          Exempt-interest dividends:
            Investment A Shares                                $2,217,602       $6,309,126
            Investment C Shares                                     1,376            2,559
          Exempt-interest dividends per share:
            Investment A Shares                                      .266             .431
            Investment C Shares                                      .221             .359

For the year ended July 31, 1997, 100% of the exempt-interest income for the Ohio Tax Free Bond Fund was generated from Ohio municipal securities.

As of July 31, 1997, for federal income purposes, the following Funds have capital loss carryforwards available to offset future capital gains, if any:

                                               Amount       Expires
                                             ----------     -------

           Government Securities Fund        $1,100,088       2003
                                                948,699       2004

           Quality Bond Fund                    162,755       2002


Fountain Square Quality Growth Fund
Financial Highlights - Investment A Shares
--------------------------------------------------------------------------------
(For a share outstanding throughout each period)


                                                  Year Ended July 31,
                                     --------------------------------------------
                                      1997     1996     1995     1994       1993*
                                     ------   ------   ------   ------     ------
Net asset value, beginning of
    period                           $13.16   $11.79   $ 9.70   $ 9.54     $10.00
-----------------------------------  ------   ------   ------   ------     ------
Income from investment operations
-----------------------------------
  Net investment income (loss)         0.08     0.12     0.14     0.13       0.10
-----------------------------------  ------   ------   ------   ------     ------
  Net realized and unrealized gains
    (losses) on investments            6.75     1.37     2.09     0.17      (0.47)
-----------------------------------  ------   ------   ------   ------     ------
  Total from investment operations     6.83     1.49     2.23     0.30      (0.37)
-----------------------------------  ------   ------   ------   ------     ------
Less distributions
-----------------------------------
  Dividends to shareholders from net
    investment income                 (0.09)   (0.12)   (0.14)   (0.13)     (0.09)
-----------------------------------  ------   ------   ------   ------     ------
  Distributions to shareholders from
    net realized gains on investment
    transactions                      (0.67)      --       --       --         --
-----------------------------------  ------   ------   ------   ------     ------
  Distributions to shareholders in
    excess of net investment
    income (a)                           --       --       --    (0.01)        --
-----------------------------------  ------   ------   ------   ------     ------
    Total distributions               (0.76)   (0.12)   (0.14)   (0.14)     (0.09)
-----------------------------------  ------   ------   ------   ------     ------
Net asset value, end of period       $19.23   $13.16   $11.79   $ 9.70     $ 9.54
-----------------------------------  ======   ======   ======   ======     ======
Total return**                       54.02%   12.69%   23.21%    3.17%  (3.73%)(d)
-----------------------------------
Ratios to Average Net Assets
-----------------------------------
  Expenses                            1.00%    0.99%    1.00%    1.00%    0.99%(c)
-----------------------------------
  Net investment income (loss)        0.45%    0.98%    1.44%    1.42%    1.47%(c)
-----------------------------------
  Expense waiver/reimbursement (b)    0.36%    0.03%    0.05%    0.03%    0.05%(c)
-----------------------------------
Supplemental data
-----------------------------------
  Net assets, end of period
    (000 omitted)                  $399,683 $134,469  $82,594  $69,648    $67,681
-----------------------------------
  Portfolio turnover rate (e)           37%      37%      34%      37%        28%
-----------------------------------
  Average commission rate paid (f)  $0.0622  $0.0652       --       --         --
-----------------------------------

  * Reflects operations for the period from November 20, 1992 (date of initial public investment) to July 31, 1993.

 ** Based on net asset value, which does not reflect the sales load.

(a) These distributions did not represent a return of capital for federal tax purposes for the year ended July 31, 1994.

(b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(c) Annualized.

(d) Not annualized.

(e) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(f) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.

(See Notes which are an integral part of the Financial Statements)

Fountain Square Quality Growth Fund
Financial Highlights - Investment C Shares
--------------------------------------------------------------------------------
(For a share outstanding throughout the period)

                                              Year      Period
                                              Ended     Ended
                                             July 31,  July 31,
                                              1997       1996*
                                             --------  --------
Net asset value, beginning of period          $13.16    $13.37
------------------------------------------   --------  --------
Income from investment operations
------------------------------------------
  Net investment income (loss)                 (0.03)       --
------------------------------------------
  Net realized and unrealized gains
    (losses) on investments                     6.72     (0.21)
------------------------------------------   --------  --------
  Total from investment operations              6.69     (0.21)
------------------------------------------   --------  --------
Less distributions
------------------------------------------
  Dividends to shareholders from net
    realized gains on investment
    transactions                               (0.67)       --
------------------------------------------   --------  --------
Net asset value, end of period                $19.18    $13.16
------------------------------------------   ========  ========
Total return**                                52.79%  12.50%(c)
------------------------------------------
Ratios to Average Net Assets
------------------------------------------
  Expenses                                     1.75%   1.77%(b)
------------------------------------------
  Net investment income (loss)                (0.32%)  0.26%(b)
------------------------------------------
  Expense waiver/reimbursement (a)             0.26%   0.06%(b)
------------------------------------------
Supplemental data
------------------------------------------
  Net assets, end of period (000 omitted)     $3,146      $420
------------------------------------------
  Portfolio turnover rate (d)                    37%       37%
------------------------------------------
  Average commission rate paid (e)           $0.0622   $0.0652
------------------------------------------

  * Reflects operations for the period from April 25, 1996 (date of commencement of operations) to July 31, 1996.

 ** Based on net asset value, which does not reflect the contingent deferred sales charge.

(a) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(b) Annualized.

(c) Represents total return for Investment A Shares for the period from August 1, 1995 to April 24, 1996 plus the total return for the Investment C Shares for the period from April 25, 1996 to July 31, 1996.

(d) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(e) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.

(See Notes which are an integral part of the Financial Statements)

Fountain Square Equity Income Fund
Financial Highlights - Investment A Shares
--------------------------------------------------------------------------------
(For a share outstanding throughout each period)


                                              Period
                                              Ended
                                             July 31,
                                               1997*
                                             --------
Net asset value, beginning of period          $12.00
-------------------------------------------  --------
Income from investment operations
-------------------------------------------
  Net investment income (loss)                  0.15
-------------------------------------------  --------
  Net realized and unrealized gains
    (losses) on investments                     2.43
-------------------------------------------  --------
  Total from investment operations              2.58
-------------------------------------------  --------
Less distributions
-------------------------------------------
  Dividends to shareholders from net
    investment income                          (0.14)
-------------------------------------------  --------
Net asset value, end of period                $14.44
-------------------------------------------  ========
Total return**                              21.64%(c)
-------------------------------------------
Ratios to Average Net Assets
-------------------------------------------
  Expenses                                   1.06%(b)
-------------------------------------------
  Net investment income (loss)               2.32%(b)
-------------------------------------------
  Expense waiver/reimbursement (a)           0.42%(b)
-------------------------------------------
Supplemental data
-------------------------------------------
  Net assets, end of period (000 omitted)   $120,324
-------------------------------------------
  Portfolio turnover rate (d)                  28%(b)
-------------------------------------------
  Average commission rate paid (e)           $0.0665
-------------------------------------------

  * Reflects operations for the period from January 27, 1997 (date of commencement of operations) to July 31, 1997.

 ** Based on net asset value, which does not reflect the sales load.

(a) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(b) Annualized.

(c) Not annualized.

(d) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(e) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.

(See Notes which are an integral part of the Financial Statements)

Fountain Square Equity Income Fund
Financial Highlights - Investment C Shares
--------------------------------------------------------------------------------
(For a share outstanding throughout the period)


                                              Period
                                              Ended
                                             July 31,
                                               1997*
                                             --------
Net asset value, beginning of period          $12.00
-------------------------------------------  --------
Income from investment operations
-------------------------------------------
  Net investment income (loss)                  0.10
-------------------------------------------
  Net realized and unrealized gains
    (losses) on investments                     2.45
-------------------------------------------  --------
  Total from investment operations              2.55
-------------------------------------------  --------
Less distributions
-------------------------------------------
  Dividends to shareholders from net
    investment income                          (0.10)
-------------------------------------------  --------
Net asset value, end of period                $14.45
-------------------------------------------  ========
Total return**                              21.30%(c)
-------------------------------------------
Ratios to Average Net Assets
-------------------------------------------
  Expenses                                   1.81%(b)
-------------------------------------------
  Net investment income (loss)               1.56%(b)
-------------------------------------------
  Expense waiver/reimbursement (a)           0.26%(b)
-------------------------------------------
Supplemental data
-------------------------------------------
  Net assets, end of period (000 omitted)        $92
-------------------------------------------
  Portfolio turnover rate (d)                  28%(b)
-------------------------------------------
  Average commission rate paid (e)           $0.0665
-------------------------------------------

  * Reflects operations for the period from January 27, 1997 (date of commencement of operations) to July 31, 1997.

 ** Based on net asset value, which does not reflect the contingent deferred sales charge.

(a) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(b) Annualized.

(c) Not annualized.

(d) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(e) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.

(See Notes which are an integral part of the Financial Statements)

Fountain Square Balanced Fund
Financial Highlights - Investment A Shares
--------------------------------------------------------------------------------
(For a share outstanding throughout each period)


                                                   Year Ended July 31,
                                     --------------------------------------------
                                      1997     1996     1995     1994       1993*
                                     ------   ------   ------   ------     ------
Net asset value, beginning of
  period                             $11.75   $11.28   $ 9.70   $ 9.78     $10.00
-----------------------------------  ------   ------   ------   ------     ------
Income from investment operations
-----------------------------------
  Net investment income (loss)         0.27     0.27     0.28     0.26       0.20
-----------------------------------
  Net realized and unrealized gains
    (losses) on investments            4.06     0.47     1.57    (0.06)     (0.25)
-----------------------------------  ------   ------   ------   ------     ------
  Total from investment operations     4.33     0.74     1.85     0.20      (0.05)
-----------------------------------  ------   ------   ------   ------     ------
Less distributions
-----------------------------------
  Dividends to shareholders from net
    investment income                 (0.26)   (0.27)   (0.27)   (0.26)     (0.17)
-----------------------------------
  Distributions to shareholders from
    net realized gains on investment
    transactions                      (0.49)      --       --       --         --
-----------------------------------
  Distributions to shareholders in
    excess of net investment
    income (a)                           --       --       --    (0.02)        --
-----------------------------------  ------   ------   ------   ------     ------
    Total distributions               (0.75)   (0.27)   (0.27)   (0.28)     (0.17)
-----------------------------------  ------   ------   ------   ------     ------
Net asset value, end of period       $15.33   $11.75   $11.28    $9.70      $9.78
-----------------------------------  ======   ======   ======   ======     ======
Total return**                       38.45%    6.52%   19.37%    2.02%  (0.51%)(d)
-----------------------------------
Ratios to Average Net Assets
-----------------------------------
  Expenses                            1.00%    1.00%    1.00%    1.00%    1.00%(c)
-----------------------------------
  Net investment income (loss)        2.05%    2.31%    2.73%    2.64%    3.04%(c)
-----------------------------------
  Expense waiver/reimbursement (b)    0.40%    0.06%    0.06%    0.06%    0.08%(c)
-----------------------------------
Supplemental data
-----------------------------------
  Net assets, end of period
    (000 omitted)                  $122,765  $92,808  $58,075  $59,363    $60,168
-----------------------------------
  Portfolio turnover rate (e)          101%      61%      58%      53%        30%
-----------------------------------
  Average commission rate paid (f)  $0.0240  $0.0062       --       --         --
-----------------------------------

  * Reflects operations for the period from November 20, 1992 (date of initial public investment) to July 31, 1993.

 ** Based on net asset value, which does not reflect the sales load.

(a) These distributions did not represent a return of capital for federal tax purposes for the year ended July 31, 1994.

(b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(c) Annualized.

(d) Not annualized.

(e) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(f) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.

(See Notes which are an integral part of the Financial Statements)

Fountain Square Balanced Fund
Financial Highlights - Investment C Shares
--------------------------------------------------------------------------------
(For a share outstanding throughout the period)

                                              Year      Period
                                              Ended     Ended
                                             July 31,  July 31,
                                              1997       1996*
                                             --------  --------
Net asset value, beginning of period          $11.75    $12.13
------------------------------------------   --------  --------
Income from investment operations
------------------------------------------
  Net investment income (loss)                  0.16      0.05
------------------------------------------
  Net realized and unrealized gains
    (losses) on investments                     4.08     (0.39)
------------------------------------------   --------  --------
  Total from investment operations              4.24     (0.34)
------------------------------------------   --------  --------
Less distributions
------------------------------------------
  Dividends to shareholders from net
    investment income                          (0.16)    (0.04)
------------------------------------------
  Dividends to shareholders from net
    realized gains on investment
    transactions                               (0.49)       --
------------------------------------------   --------  --------
  Total distributions                          (0.65)    (0.04)
------------------------------------------   --------  --------
Net asset value, end of period                $15.34    $11.75
------------------------------------------   ========  ========
Total return**                                37.52%   6.32%(c)
------------------------------------------
Ratios to Average Net Assets
------------------------------------------
  Expenses                                     1.75%   1.78%(b)
------------------------------------------
  Net investment income (loss)                 1.30%   1.60%(b)
------------------------------------------
  Expense waiver/reimbursement (a)             0.30%   0.07%(b)
------------------------------------------
Supplemental data
------------------------------------------
  Net assets, end of period (000 omitted)     $1,155      $264
------------------------------------------
  Portfolio turnover rate (d)                   101%       61%
------------------------------------------
  Average commission rate paid (e)           $0.0240   $0.0062
------------------------------------------

  * Reflects operations for the period from April 25, 1996 (date of commencement of operations) to July 31, 1996.

 ** Based on net asset value, which does not reflect the contingent deferred sales charge.

(a) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(b) Annualized.

(c) Represents total return for Investment A Shares for the period from August 1, 1995 to April 24, 1996 plus the total return for the Investment C Shares for the period from April 25, 1996 to July 31, 1996.

(d) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(e) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.

(See Notes which are an integral part of the Financial Statements)

Fountain Square Mid Cap Fund
Financial Highlights - Investment A Shares
--------------------------------------------------------------------------------
(For a share outstanding throughout each period)

                                                 Year Ended July 31,
                                    --------------------------------------------
                                     1997     1996     1995     1994       1993*
                                    ------   ------   ------   ------     ------
Net asset value, beginning of
  period                            $12.60   $12.59   $10.10    $9.68     $10.00
----------------------------------  ------   ------   ------   ------     ------
Income from investment operations
----------------------------------
  Net investment income (loss)        0.02     0.06     0.08     0.06       0.06
----------------------------------
  Net realized and unrealized gains
    (losses) on investments           5.55     0.11     2.48     0.43      (0.33)
----------------------------------  ------   ------   ------   ------     ------
  Total from investment operations    5.57     0.17     2.56     0.49      (0.27)
----------------------------------  ------   ------   ------   ------     ------
Less distributions
----------------------------------
  Dividends to shareholders from
    net investment income            (0.02)   (0.07)   (0.07)   (0.07)     (0.05)
----------------------------------
  Dividends to shareholders in
    excess of net investment income  (0.02)      --       --       --         --
----------------------------------  ------   ------   ------   ------     ------
  Distributions to shareholders
    from net realized gains on
    investment transactions          (1.15)   (0.09)      --       --         --
----------------------------------  ------   ------   ------   ------     ------
  Total distributions                (1.19)   (0.16)   (0.07)   (0.07)     (0.05)
----------------------------------  ------   ------   ------   ------     ------
Net asset value, end of period      $16.98   $12.60   $12.59   $10.10      $9.68
----------------------------------  ======   ======   ======   ======     ======
Total return**                      47.17%    1.27%   25.45%    5.07%  (2.73%)(c)
----------------------------------
Ratios to Average Net Assets
----------------------------------
  Expenses                           1.00%    1.00%    1.00%    1.00%    0.99%(b)
----------------------------------
  Net investment income (loss)       0.10%    0.42%    0.77%    0.60%    0.88%(b)
----------------------------------
  Expense waiver/reimbursement (a)   0.37%    0.06%    0.18%    0.33%    0.40%(b)
----------------------------------
Supplemental data
----------------------------------
  Net assets, end of period
    (000 omitted)                 $186,066  $72,663  $47,184  $30,210    $24,019
----------------------------------
  Portfolio turnover rate (d)          52%      54%      23%      44%        20%
----------------------------------
  Average commission rate paid (e) $0.0635  $0.0659       --       --        --
----------------------------------


  * Reflects operations for the period from November 20, 1992 (date of initial public investment) to July 31, 1993.

 ** Based on net asset value, which does not reflect the sales load.

(a) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(b) Annualized.

(c) Not annualized.

(d) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(e) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.

(See Notes which are an integral part of the Financial Statements)

Fountain Square Mid Cap Fund
Financial Highlights - Investment C Shares
--------------------------------------------------------------------------------
(For a share outstanding throughout the period)

                                              Year        Period
                                              Ended        Ended
                                             July 31,     July 31,
                                               1997        1996*
                                             --------     --------
Net asset value, beginning of period          $12.59       $13.72
-------------------------------------------- -------      -------
Income from investment operations
--------------------------------------------
Net investment income (loss)                   (0.07)       (0.01)
--------------------------------------------
  Net realized and unrealized gains
   (losses) on investments                      5.51        (1.12)
-------------------------------------------- -------      -------
  Total from investment operations              5.44        (1.13)
-------------------------------------------- -------      -------
Less distributions
--------------------------------------------
  Dividends to shareholders from net
   realized gains on investment transactions    (1.15)          --
-------------------------------------------- -------      -------
Net asset value, end of period                $16.88       $12.59
-------------------------------------------- =======      =======
Total return**                                 46.05%     1.11%(c)
--------------------------------------------
Ratios to Average Net Assets
--------------------------------------------
  Expenses                                      1.75%     1.78%(b)
--------------------------------------------
  Net investment income (loss)                 (0.62%)  (0.51%)(b)
--------------------------------------------
  Expense waiver/reimbursement (a)              0.27%     0.06%(b)
--------------------------------------------
Supplemental data
--------------------------------------------
  Net assets, end of period (000 omitted)        $439        $229
--------------------------------------------
  Portfolio turnover rate (d)                     52%         54%
--------------------------------------------
  Average commission rate paid (e)            $0.0635     $0.0659
--------------------------------------------


  * Reflects operations for the period from April 24, 1996 (date of commencement of operations) to July 31, 1996.

 ** Based on net asset value, which does not reflect the contingent deferred sales charge.

(a) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(b) Annualized.

(c) Represents total return for Investment A Shares for the period from August 1, 1995 to April 23, 1996 plus the total return for the Investment C Shares for the period from April 24, 1996 to July 31, 1996.

(d) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(e) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.

(See Notes which are an integral part of the Financial Statements)

Fountain Square International Equity Fund
Financial Highlights - Investment A Shares
--------------------------------------------------------------------------------
(For a share outstanding throughout each period)

                                                  Year Ended July 31,
                                              -------------------------
                                               1997     1996      1995*
                                              ------   ------    ------
Net asset value, beginning of period          $10.74    $9.83    $10.00
------------------------------------------    ------   ------    ------
Income from investment operations
------------------------------------------
  Net investment income (loss)                  0.04     0.01      0.05
------------------------------------------
  Net realized and unrealized gains
    (losses) on investments                     2.15     0.90     (0.22)
------------------------------------------    ------   ------    ------
  Total from investment operations              2.19     0.91     (0.17)
------------------------------------------    ------   ------    ------
Less distributions
------------------------------------------
  Dividends to shareholders from net
    investment income                          (0.66)      --        --
------------------------------------------
  Distributions to shareholders in excess
    of net investment income                   (0.16)      --        --
------------------------------------------
  Distributions to shareholders from net
    realized gains on investment
    transactions                               (0.06)      --        --
------------------------------------------    ------   ------    ------
    Total distributions                        (0.88)      --        --
------------------------------------------    ------   ------    ------
Net asset value, end of period                $12.05   $10.74     $9.83
------------------------------------------    ======   ======    ======
Total return**                                21.78%    9.26% (1.70%)(c)
------------------------------------------
Ratios to Average Net Assets
------------------------------------------
  Expenses                                     1.38%    1.61%   1.65%(b)
------------------------------------------
  Net investment income (loss)                 0.39%    0.32%   0.62%(b)
------------------------------------------
  Expense waiver/reimbursement (a)             0.35%    0.05%   0.07%(b)
------------------------------------------
Supplemental data
------------------------------------------
  Net assets, end of period (000 omitted)   $151,728 $120,349   $86,442
------------------------------------------
  Portfolio turnover rate (d)                    60%      41%       54%
------------------------------------------
  Average commission rate paid (e)           $0.0028  $0.0010   $    --
------------------------------------------

  * Reflects operations for the period from August 19, 1994 (date of initial public investment) to July 31, 1993.

 ** Based on net asset value, which does not reflect the sales load.

(a) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(b) Annualized.

(c) Not annualized.

(d) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(e) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.

(See Notes which are an integral part of the Financial Statements)

Fountain Square International Equity Fund
Financial Highlights - Investment C Shares
--------------------------------------------------------------------------------
(For a share outstanding throughout the period)


                                              Year        Period
                                              Ended        Ended
                                             July 31,     July 31,
                                               1997        1996*
                                             --------     --------
Net asset value, beginning of period          $10.71       $11.21
-------------------------------------------  --------     --------
Income from investment operations
-------------------------------------------
  Net investment income (loss)                 (0.02)        0.01
-------------------------------------------
  Net realized and unrealized gains
    (losses) on investments                     2.16        (0.51)
-------------------------------------------  --------     --------
  Total from investment operations              2.14        (0.50)
-------------------------------------------  --------     --------
Less distributions
-------------------------------------------
  Dividends to shareholders from net
    investment income                          (0.46)          --
-------------------------------------------
  Dividends to shareholders in excess of
    net investment income                      (0.32)          --
-------------------------------------------
  Distributions to shareholders from net
    realized gains on investment
    transactions                               (0.06)          --
-------------------------------------------  --------     --------
  Total distributions                          (0.84)          --
-------------------------------------------  --------     --------
Net asset value, end of period                $12.01       $10.71
-------------------------------------------  ========     ========
Total return**                                21.25%      8.95%(c)
-------------------------------------------
Ratios to Average Net Assets
-------------------------------------------
  Expenses                                     2.13%      2.34%(b)
-------------------------------------------
  Net investment income (loss)                (0.28%)     0.76%(b)
-------------------------------------------
  Expense waiver/reimbursement (a)             0.25%           --
-------------------------------------------
Supplemental data
-------------------------------------------
  Net assets, end of period (000 omitted)       $210          $57
-------------------------------------------
  Portfolio turnover rate (d)                    60%          41%
-------------------------------------------
  Average commission rate paid (e)           $0.0028      $0.0010
-------------------------------------------

  * Reflects operations for the period from April 25, 1996 (date of commencement of operations) to July 31, 1996.

 ** Based on net asset value, which does not reflect the contingent deferred sales charge.

(a) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(b) Annualized.

(c) Represents total return for Investment A Shares for the period from August 1, 1995 to April 24, 1996 plus the total return for the Investment C Shares for the period from April 25, 1996 to July 31, 1996.

(d) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(e) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.

(See Notes which are an integral part of the Financial Statements)

Fountain Square Bond For Income Fund
Financial Highlights -- Investment A Shares
--------------------------------------------------------------------------------
(For a share outstanding throughout each period)

                                                    Period
                                                    Ended
                                                   July 31,
                                                    1997*
                                                   --------
Net asset value, beginning of period                $12.00
---------------------------------------------     --------
Income from investment operations
---------------------------------------------
  Net investment income (loss)                        0.37
---------------------------------------------
  Net realized and unrealized gains (losses)
   on investments                                     0.18
---------------------------------------------     --------
  Total from investment operations                    0.55
---------------------------------------------     --------
Less distributions
---------------------------------------------
  Dividends to shareholders from net
   investment income                                 (0.36)
---------------------------------------------     --------
Net asset value, end of period                      $12.19
---------------------------------------------     --------
Total return**                                     4.64%(c)
---------------------------------------------
Ratios to Average Net Assets
---------------------------------------------
  Expenses                                         0.79%(b)
---------------------------------------------
  Net investment income (loss)                     6.08%(b)
---------------------------------------------
  Expense waiver/reimbursement(a)                  0.42%(b)
---------------------------------------------
Supplemental data
---------------------------------------------
  Net assets, end of period (000 omitted)         $157,108
---------------------------------------------
  Portfolio turnover rate(d)                        157%(b)
---------------------------------------------

 *Reflects operations for the period from January 27, 1997 (date of commencement of operations) to July 31, 1997.

**Based on net asset value, which does not reflect the sales load.

(a) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(b) Annualized.

(c) Not annualized.

(d) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(See Notes which are an integral part of the Financial Statements)

Fountain Square Bond For Income Fund
Financial Highlights -- Investment C Shares
--------------------------------------------------------------------------------
(For a share outstanding throughout each period)

                                                    Period
                                                    Ended
                                                   July 31,
                                                    1997*
                                                  --------
Net asset value, beginning of period                $12.00
---------------------------------------------     --------
Income from investment operations
---------------------------------------------
  Net investment income (loss)                       (0.01)
---------------------------------------------
  Net realized and unrealized gains (losses)
   on investments                                     0.50
---------------------------------------------     --------
  Total from investment operations                    0.49
---------------------------------------------     --------
Less distributions
---------------------------------------------
  Dividends to shareholders from net
   investment income                                 (0.22)
---------------------------------------------     --------
  Dividends to shareholders in excess of
   net investment income                             (0.09)
---------------------------------------------     --------
  Total distributions                                (0.31)
---------------------------------------------     --------
Net asset value, end of period                      $12.18
---------------------------------------------     --------
Total return**                                     4.18%(c)
---------------------------------------------
Ratios to Average Net Assets
---------------------------------------------
  Expenses                                         1.54%(b)
---------------------------------------------
  Net investment income (loss)                     4.20%(b)
---------------------------------------------
  Expense waiver/reimbursement(a)                  0.26%(b)
---------------------------------------------
Supplemental data
---------------------------------------------
  Net assets, end of period (000 omitted)               $6
---------------------------------------------
  Portfolio turnover rate(d)                        157%(b)
---------------------------------------------

 *Reflects operations for the period from January 27, 1997 (date of commencement of operations) to July 31, 1997.

**Based on net asset value, which does not reflect the contingent deferred sales charge.

(a) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(b) Annualized.

(c) Not annualized.

(d) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(See Notes which are an integral part of the Financial Statements)

Fountain Square Quality Bond Fund
Financial Highlights -- Investment A Shares
--------------------------------------------------------------------------------
(For a share outstanding throughout each period)

                                                                           Year Ended July 31,
                                                       --------------------------------------------------------
                                                         1997        1996        1995        1994        1993*
                                                       -------     --------    --------    --------    --------
Net asset value, beginning of period                    $ 9.52      $ 9.72      $ 9.55      $10.29      $10.00
--------------------------------------------------     -------     -------     -------     -------     -------
Income from investment operations
--------------------------------------------------
  Net investment income (loss)                            0.55        0.56        0.64        0.57        0.41
--------------------------------------------------
  Net realized and unrealized gains (losses)
   on investments                                         0.32       (0.19)       0.17       (0.69)       0.26
--------------------------------------------------     -------     -------     -------     -------     -------
Total from investment operations                          0.87        0.37        0.81       (0.12)       0.67
--------------------------------------------------     -------     -------     -------     -------     -------
Less distributions
--------------------------------------------------
  Dividends to shareholders from net
   investment income                                     (0.54)      (0.57)      (0.64)      (0.59)      (0.38)
--------------------------------------------------
  Distributions to shareholders from net
   realized gains on investment transactions                --          --          --       (0.03)         --
--------------------------------------------------     -------     -------     -------     -------     -------
   Total distributions                                   (0.54)      (0.57)      (0.64)      (0.62)      (0.38)
--------------------------------------------------     -------     -------     -------     -------     -------
Net asset value, end of period                          $ 9.85      $ 9.52      $ 9.72      $ 9.55      $10.29
--------------------------------------------------     =======     =======     =======     =======     =======
Total return**                                           9.43%       3.86%       8.89%      (1.25%)    6.78%(c)
--------------------------------------------------
Ratios to Average Net Assets
--------------------------------------------------
  Expenses                                               0.75%       0.75%       0.75%       0.75%     0.74%(b)
--------------------------------------------------
  Net investment income (loss)                           5.71%       5.80%       6.72%       5.76%     6.07%(b)
--------------------------------------------------
  Expense waiver/reimbursement (a)                       0.41%       0.06%       0.09%       0.11%     0.23%(b)
--------------------------------------------------
Supplemental data
--------------------------------------------------
  Net assets, end of period (000 omitted)              $91,789     $83,422     $55,767     $47,272     $37,962
--------------------------------------------------
  Portfolio turnover rate (d)                             181%        117%        138%        112%         19%
--------------------------------------------------

 *Reflects operations for the period from November 20, 1992 (date of initial public investment) to July 31, 1993.

**Based on net asset value, which does not reflect the sales load.

(a) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(b) Annualized.

(c) Not annualized.

(d) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(See Notes which are an integral part of the Financial Statements)

Fountain Square Quality Bond Fund
Financial Highlights -- Investment C Shares
--------------------------------------------------------------------------------
(For a share outstanding throughout the period)


                                                Year   Period
                                               Ended    Ended
                                              July 31, July 31,
                                                1997     1996*
                                              -------- --------
Net asset value, beginning of period            $ 9.53   $ 9.62
--------------------------------------------  -------- --------
Income from investment operations
--------------------------------------------
  Net investment income (loss)                    0.49     0.14
--------------------------------------------
  Net realized and unrealized gains (losses)
    on investments                                0.32    (0.08)
--------------------------------------------  -------- --------
  Total from investment operations                0.81     0.06
--------------------------------------------  -------- --------
Less distributions
--------------------------------------------
  Dividends to shareholders from net
    investment income                            (0.48)   (0.15)
--------------------------------------------  -------- --------
Net asset value, end of period                  $ 9.86   $ 9.53
--------------------------------------------  ======== ========
Total return**                                   8.68%  3.71%(c)
--------------------------------------------
Ratios to Average Net Assets
--------------------------------------------
  Expenses                                       1.50%  1.52%(b)
--------------------------------------------
  Net investment income (loss)                   4.97%  5.03%(b)
--------------------------------------------
  Expense waiver/reimbursement(a)                0.31%  0.09%(b)
--------------------------------------------
Supplemental data
--------------------------------------------
  Net assets, end of period (000 omitted)         $204     $162
--------------------------------------------
  Portfolio turnover rate(d)                      181%     117%
--------------------------------------------

 *Reflects operations for the period from April 25, 1996 (date of commencement of operations) to July 31, 1996.

**Based on net asset value, which does not reflect the contingent deferred sales charge.

(a) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(b) Annualized.

(c) Represents total return for Investment A Shares for the period from August 1, 1995 to April 24, 1996 plus the total return for the Investment C Shares for the period from April 25, 1996 to July 31, 1996.

(d) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(See Notes which are an integral part of the Financial Statements)

Fountain Square U.S. Government Securities Fund
Financial Highlights -- Investment A Shares
--------------------------------------------------------------------------------

(For a share outstanding throughout each period)


                                                Year Ended July 31,
                                       -------------------------------------------
                                        1997     1996     1995     1994     1993*
                                       ------   ------   ------   ------   -------
Net asset value, beginning of period    $9.55    $9.77    $9.64   $10.21    $10.00
------------------------------------- -------  -------  -------  -------  --------
Income from investment operations
-------------------------------------
  Net investment income (loss)           0.54     0.55     0.58     0.51      0.35
-------------------------------------
  Net realized and unrealized gains
    (losses) on investments              0.19    (0.20)    0.13    (0.49)     0.13
------------------------------------- -------  -------  -------  -------  --------
  Total from investment operations       0.73     0.35     0.71     0.02      0.48
------------------------------------- -------  -------  -------  -------  --------
Less distributions
-------------------------------------
  Dividends to shareholders from net
    investment income                   (0.53)   (0.57)   (0.58)   (0.57)    (0.27)
-------------------------------------
  Distributions to shareholders from
    net realized gains on investment
    transactions                           --       --       --    (0.02)       --
------------------------------------- -------  -------  -------  -------  --------
    Total distributions                 (0.53)   (0.57)   (0.58)   (0.59)    (0.27)
------------------------------------- -------  -------  -------  -------  --------
Net asset value, end of period         $ 9.75   $ 9.55   $ 9.77   $ 9.64    $10.21
------------------------------------- =======  =======  =======  =======  ========
Total return**                          7.83%    3.63%    7.66%    0.11%   4.87%(c)
-------------------------------------
Ratios to Average Net Assets
-------------------------------------
  Expenses                              0.75%    0.75%    0.75%    0.75%   0.74%(b)
-------------------------------------
  Net investment income (loss)          5.56%    5.67%    5.98%    5.17%   5.36%(b)
-------------------------------------
  Expense waiver/reimbursement (a)      0.50%    0.29%    0.39%    0.18%   0.33%(b)
-------------------------------------
Supplemental data
-------------------------------------
  Net assets, end of period (000
    omitted)                          $42,414  $30,754  $25,054  $29,107   $29,603
-------------------------------------
Portfolio turnover rate (d)               169%     103%     115%      55%       23%
-------------------------------------

 *Reflects operations for the period from November 20, 1992 (date of initial public investment) to July 31, 1993.

**Based on net asset value, which does not reflect the sales load.

(a) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(b) Annualized.

(c) Not annualized.

(d) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(See Notes which are an integral part of the Financial Statements)

Fountain Square U.S. Government Securities Fund
Financial Highlights -- Investment C Shares
--------------------------------------------------------------------------------
(For a share outstanding throughout the period)


                                               Year        Period
                                              Ended        Ended
                                             July 31,     July 31,
                                               1997         1996*
                                             --------     --------
Net asset value, beginning of period            $9.56        $9.65
-------------------------------------------- --------     --------
Income from investment operations
--------------------------------------------
  Net investment income (loss)                   0.46         0.16
--------------------------------------------
  Net realized and unrealized gains (losses)
    on investments                               0.19        (0.10)
-------------------------------------------- --------     --------
  Total from investment operations               0.65         0.06
-------------------------------------------- --------     --------
Less distributions
--------------------------------------------
  Dividends to shareholders from net
    investment income                           (0.46)       (0.15)
-------------------------------------------- --------     --------
Net asset value, end of period                  $9.75        $9.56
-------------------------------------------- ========     ========
Total return**                                   6.92%        3.48%(c)
--------------------------------------------
Ratios to Average Net Assets
--------------------------------------------
  Expenses                                       1.50%        1.52%(b)
--------------------------------------------
  Net investment income (loss)                   4.82%        4.80%(b)
--------------------------------------------
  Expense waiver/reimbursement(a)                0.40%        0.37%(b)
--------------------------------------------
Supplemental data
--------------------------------------------
  Net assets, end of period (000 omitted)         $75          $49
--------------------------------------------
  Portfolio turnover rate(d)                      169%         103%
--------------------------------------------

 *Reflects operations for the period from April 24, 1996 (date of commencement of operations) to July 31, 1996.

**Based on net asset value, which does not reflect the contingent deferred sales charge.

(a) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(b) Annualized.

(c) Represents total return for Investment A Shares for the period from August 1, 1995 to April 23, 1996 plus the total return for the Investment C Shares for the period from April 24, 1996 to July 31, 1996.

(d) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(See Notes which are an integral part of the Financial Statements)

Fountain Square Municipal Bond Fund
Financial Highlights -- Investment A Shares
--------------------------------------------------------------------------------

(For a share outstanding throughout each period)

                                                  Period
                                                   Ended
                                                  July 31,
                                                   1997*
                                                  --------
Net asset value, beginning of period                $12.00
--------------------------------------------      --------
Income from investment operations
--------------------------------------------
  Net investment income (loss)                        0.28
--------------------------------------------
  Net realized and unrealized gains (losses)
    on investments                                    0.32
--------------------------------------------      --------
  Total from investment operations                    0.60
--------------------------------------------      --------
Less distributions
--------------------------------------------
  Dividends to shareholders from net
    investment income                                (0.27)
--------------------------------------------      --------
Net asset value, end of period                      $12.33
--------------------------------------------      ========
Total return**                                        5.04%(c)
--------------------------------------------
Ratios to Average Net Assets
--------------------------------------------
  Expenses                                            0.81%(b)
--------------------------------------------
  Net investment income (loss)                        4.44%(b)
--------------------------------------------
  Expense waiver/reimbursement(a)                     0.42%(b)
--------------------------------------------
Supplemental data
--------------------------------------------
  Net assets, end of period (000 omitted)         $101,616
--------------------------------------------
  Portfolio turnover rate(d)                            63%(b)
--------------------------------------------

 *Reflects operations for the period from January 27, 1997 (date of commencement of operations) to July 31, 1997.

**Based on net asset value, which does not reflect the sales load.

(a) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(b) Annualized.

(c) Not annualized.

(d) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(See Notes which are an integral part of the Financial Statements)

Fountain Square Municipal Bond Fund
Financial Highlights -- Investment C Shares
--------------------------------------------------------------------------------
(For a share outstanding throughout each period)

                                                Period
                                                 Ended
                                                July 31,
                                                 1997*
                                                --------
Net asset value, beginning of period              $12.00
--------------------------------------------    --------
Income from investment operations
--------------------------------------------
  Net investment income (loss)                     (0.20)
--------------------------------------------
  Net realized and unrealized gains (losses)
    on investments                                  0.75
--------------------------------------------    --------
  Total from investment operations                  0.55
--------------------------------------------    --------
Less distributions
--------------------------------------------
  Dividends to shareholders from net
    investment income                              (0.16)
--------------------------------------------
  Dividends to shareholders in excess of
    net investment income                          (0.06)
--------------------------------------------    --------
  Total distributions                              (0.22)
--------------------------------------------    --------
Net asset value, end of period                    $12.33
--------------------------------------------    ========
Total return**                                  4.65%(c)
--------------------------------------------
Ratios to Average Net Assets
--------------------------------------------
  Expenses                                      1.56%(b)
--------------------------------------------
  Net investment income (loss)                  3.09%(b)
--------------------------------------------
  Expense waiver/reimbursement (a)              0.26%(b)
--------------------------------------------
Supplemental data
--------------------------------------------
  Net assets, end of period (000 omitted)            $11
--------------------------------------------
  Portfolio turnover rate (d)                     63%(b)
--------------------------------------------

 *Reflects operations for the period from January 27, 1997 (date of commencement of operations) to July 31, 1997.

**Based on net asset value, which does not reflect the contingent deferred sales charge.

(a) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(b) Annualized.

(c) Not annualized.

(d) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(See Notes which are an integral part of the Financial Statements)

Fountain Square Ohio Tax Free Bond Fund
Financial Highlights -- Investment A Shares
--------------------------------------------------------------------------------
(For a share outstanding throughout each period)

                                                          Year Ended July 31,
                                              ----------------------------------------------
                                                1997     1996     1995     1994      1993*
                                              -------   ------   ------   ------   ---------
Net asset value, beginning of period           $10.01    $9.99    $9.75    $9.95      $10.00
------------------------------------------    -------   ------   ------   ------   ---------
Income from investment operations
------------------------------------------
  Net investment income (loss)                   0.43     0.40     0.42     0.40        0.05
------------------------------------------
  Net realized and unrealized gains
    (losses) on investments                      0.30     0.03     0.24    (0.21)      (0.05)
------------------------------------------    -------   ------   ------   ------   ---------
  Total from investment operations               0.73     0.43     0.66     0.19          --
------------------------------------------    -------   ------   ------   ------   ---------
Less distributions
------------------------------------------
  Dividends to shareholders from net
    investment income                           (0.43)   (0.41)   (0.42)   (0.39)      (0.05)
------------------------------------------    -------   ------   ------   ------   ---------
Net asset value, end of period                 $10.31   $10.01    $9.99    $9.75       $9.95
------------------------------------------    =======   ======   ======   ======   =========
Total return**                                   7.49%    4.33%    7.02%    1.95%  (0.01%)(c)
------------------------------------------
Ratios to Average Net Assets
------------------------------------------
  Expenses                                       0.75%    0.74%    0.35%    0.00%    0.00%(b)
------------------------------------------
  Net investment income (loss)                   4.27%    4.01%    4.36%    4.18%    3.53%(b)
------------------------------------------
  Expense waiver/reimbursement(a)                0.37%    0.32%    0.77%    1.33%    2.21%(b)
------------------------------------------
Supplemental data
------------------------------------------
  Net assets, end of period (000 omitted)     $168,800  $35,463  $28,315  $23,854     $8,163
------------------------------------------
  Portfolio turnover rate(d)                       49%      30%      27%      94%        31%
------------------------------------------

 *Reflects operations for the period from May 27, 1993 (date of initial public investment) to July 31, 1993.

**Based on net asset value, which does not reflect the sales load.

(a) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(b) Annualized.

(c) Not annualized.

(d) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(See Notes which are an integral part of the Financial Statements)

Fountain Square Ohio Tax Free Bond Fund
Financial Highlights -- Investment C Shares
--------------------------------------------------------------------------------
(For a share outstanding throughout the period)

                                              Year      Period
                                             Ended      Ended
                                            July 31,   July 31,
                                              1997       1996*
                                            --------   --------
Net asset value, beginning of period          $10.00     $10.02
------------------------------------------- --------   --------
Income from investment operations
-------------------------------------------
  Net investment income (loss)                  0.36       0.10
-------------------------------------------
  Net realized and unrealized gains (losses)
    on investments                              0.31      (0.01)
------------------------------------------- --------   --------
Total from investment operations                0.67       0.09
------------------------------------------- --------   --------
Less distributions
-------------------------------------------
  Dividends to shareholders from net
    investment income                          (0.35)     (0.11)
-------------------------------------------
  Dividends to shareholders in excess of
    net investment income                      (0.01)        --
------------------------------------------- --------   --------
Total distributions                            (0.36)     (0.11)
------------------------------------------- --------   --------
Net asset value, end of period                $10.31     $10.00
------------------------------------------- ========   ========
Total return**                                 6.84%    3.98%(c)
-------------------------------------------
Ratios to Average Net Assets
-------------------------------------------
  Expenses                                     1.50%    1.52%(b)
-------------------------------------------
  Net investment income (loss)                 3.51%    3.41%(b)
-------------------------------------------
  Expense waiver/reimbursement(a)              0.27%    0.28%(b)
-------------------------------------------
Supplemental data
-------------------------------------------
  Net assets, end of period (000 omitted)       $248        $38
-------------------------------------------
  Portfolio turnover rate(d)                     49%        30%
-------------------------------------------

 *Reflects operations for the period from April 24, 1996
  (date of commencement of operations) to July 31, 1996.

**Based on net asset value, which does not reflect the contingent deferred sales charge.

(a) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(b) Annualized.

(c) Represents total return for Investment A Shares for the period from August 1, 1995 to April 23, 1996 plus the total return for the Investment C Shares for the period from April 24, 1996 to July 31, 1996.

(d) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(See Notes which are an integral part of the Financial Statements)

Report of Ernst & Young LLP, Independent Auditors
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of FOUNTAIN SQUARE FUNDS

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Fountain Square Funds (comprising respectively, Fountain Square Ohio Tax Free Bond Fund, Fountain Square U.S. Government Securities Fund, Fountain Square Quality Bond Fund, Fountain Square Quality Growth Fund, Fountain Square Mid Cap Fund, Fountain Square Balanced Fund, Fountain Square Equity Income Fund, Fountain Square Bond Fund for Income, Fountain Square Municipal Bond Fund and Fountain Square International Equity
Fund) as of July 31, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended of the Fountain Square Ohio Tax Free Bond Fund, Fountain Square U.S. Government Securities Fund, Fountain Square Quality Bond Fund, Fountain Square Quality Growth Fund, Fountain Square Mid Cap Fund, Fountain Square Balanced Fund, and Fountain Square International Equity Fund, and for the period ended July 31, 1997 of the Fountain Square Equity Income Fund, Fountain Square Bond Fund for Income, Fountain Square Municipal Bond Fund and the financial highlights for the periods presented herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1997, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios of the Fountain Square Funds as of July 31, 1997, the results of their operations for the period then ended, the changes in their net assets and the financial highlights for the periods presented herein, in conformity with generally accepted accounting principles.


                                                  ERNST & YOUNG LLP


Cincinnati, Ohio
September 12, 1997

Fountain Square Government Cash Reserves Fund
Financial Highlights -- Investment Shares
--------------------------------------------------------------------------------

(For a share outstanding throughout each period)

Reference is made to the Report of Ernst & Young LLP, Independent Auditors, on page 25.


                                                                                         Year Ended July 31,
                                                                   ----------------------------------------------------------
                                                                      1997      1996      1995      1994      1993     1992*
                                                                   ---------  --------  --------  --------  --------  -------
Net asset value, beginning of period                               $   1.00   $  1.00   $  1.00   $  1.00   $  1.00   $ 1.00
----------------------------------------------------------         ---------  --------  --------  --------  --------  -------
Investment from investment operations
----------------------------------------------------------
 Net investment income                                                 0.05      0.05      0.05      0.03      0.03     0.03
----------------------------------------------------------         ---------  --------  --------  --------  --------  -------
Less distributions
----------------------------------------------------------
 Dividends to shareholders from net
  investment income                                                   (0.05)    (0.05)    (0.05)    (0.03)    (0.03)   (0.03)
----------------------------------------------------------         ---------  --------  --------  --------  --------  -------
Net asset value, end of period                                     $   1.00   $  1.00   $  1.00   $  1.00   $  1.00   $ 1.00
----------------------------------------------------------         =========  ========  ========  ========  ========  =======
Total return                                                           5.00%     5.11%     5.22%     3.03%     2.76%    2.61%(c)
----------------------------------------------------------
Ratios to Average Net Assets
----------------------------------------------------------
 Expenses                                                              0.51%     0.51%     0.50%     0.50%     0.50%    0.50%(b)
----------------------------------------------------------
 Net investment income                                                 4.90%     4.97%     5.17%     2.96%     3.22%    3.68%(b)
----------------------------------------------------------
 Expense waiver/reimbursement(a)                                       0.44%     0.42%     0.45%     0.48%     0.50%    0.50%(b)
----------------------------------------------------------
Supplemental data
----------------------------------------------------------
 Net assets, end of period  (000 omitted)                          $110,543   $68,884   $45,726   $11,073   $10,923   $8,726
----------------------------------------------------------

*Reflects operations for the period from November 25, 1991 (date of initial public investment) to July 31, 1992.

(a) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(b) Annualized.

(c) Not annualized.

(See Notes which are an integral part of the Financial Statements)

Fountain Square Government Cash Reserves Fund
Financial Highlights Trust Shares
--------------------------------------------------------------------------------

(For a share outstanding throughout each period)

Reference is made to the Report of Ernst & Young LLP, Independent Auditors, on page 25.


                                                                                              Year Ended July 31,
                                                                     --------------------------------------------------------------
                                                                         1997       1996       1995       1994      1993      1992*
                                                                     ---------  ---------  ---------  ---------  --------  --------
Net asset value, beginning of period                                 $   1.00   $   1.00   $   1.00   $   1.00   $  1.00   $  1.00
----------------------------------------------------------           ---------  ---------  ---------  ---------  --------  --------
Investment from investment operations
----------------------------------------------------------
 Net investment income                                                   0.05       0.05       0.05       0.03      0.03      0.04
----------------------------------------------------------           ---------  ---------  ---------  ---------  --------  --------
Less distributions
----------------------------------------------------------
 Dividends to shareholders from net
  investment income                                                     (0.05)     (0.05)     (0.05)     (0.03)    (0.03)    (0.04)
----------------------------------------------------------           ---------  ---------  ---------  ---------  --------  --------

Net asset value, end of period                                       $   1.00   $   1.00   $   1.00   $   1.00   $  1.00   $  1.00
----------------------------------------------------------           =========  =========  =========  =========  ========  ========
Total return**                                                           5.01%      5.11%      5.22%      3.03%     2.76%     4.19%
----------------------------------------------------------
Ratios to Average Net Assets
----------------------------------------------------------
 Expenses                                                                0.51%      0.50%      0.50%      0.50%     0.50%     0.50%
----------------------------------------------------------
 Net investment income                                                   4.90%      4.99%      5.17%      3.01%     3.22%     4.14%
----------------------------------------------------------
 Expense waiver/reimbursement(a)                                         0.09%      0.07%      0.20%      0.13%     0.15%     0.15%
----------------------------------------------------------
Supplemental data
----------------------------------------------------------
 Net assets, end of period  (000 omitted)                            $162,543   $132,326   $129,603   $106,632   $92,993   $82,888
----------------------------------------------------------

*Reflects operations for the period from November 25, 1991 (date of initial public investment) to July 31, 1992.

(a) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

Fountain Square Government Cash Reserves Fund
Schedule of Investments
July 31, 1997
--------------------------------------------------------------------------------


Shares or
Principal                                                             Amortized
 Amount                      Security Description                        Cost
---------        ------------------------------------------          -----------
U.S. Government Agencies--100.3%
-----------------------------------------------------------
                 Federal Farm Credit Bank--27.9%
                 ------------------------------------------
 7,000,000       5.55%, 8/1/97                                       $ 7,000,000
                 ------------------------------------------
 5,000,000       Discount Note, 8/5/97                                 4,996,933
                 ------------------------------------------
 6,000,000       Discount Note, 8/14/97                                5,988,701
                 ------------------------------------------
 7,000,000       Discount Note, 8/18/97                                6,982,976
                 ------------------------------------------
 4,000,000       Discount Note, 8/21/97                                3,988,000
                 ------------------------------------------
 6,000,000       Discount Note, 8/25/97                                5,978,160
                 ------------------------------------------
 8,000,000       Discount Note, 8/26/97                                7,969,666
                 ------------------------------------------
 6,000,000       Discount Note, 8/27/97                                5,976,340
                 ------------------------------------------
 5,880,000       Discount Note, 8/28/97                                5,855,833
                 ------------------------------------------
 5,800,000       Discount Note, 9/15/97                                5,760,633
                 ------------------------------------------
 5,000,000       Discount Note, 10/1/97                                4,952,471
                 ------------------------------------------
 5,000,000       Discount Note, 10/3/97                                4,953,100
                 ------------------------------------------
 6,000,000       Discount Note, 11/4/97                                5,913,867
                 ------------------------------------------          -----------
                   Total                                              76,316,680
                 ------------------------------------------          -----------
                 Federal Home Loan Bank--51.7%
                 ------------------------------------------
11,425,000       Discount Note, 8/6/97                                11,416,463
                 ------------------------------------------
 8,000,000       Discount Note, 8/7/97                                 7,992,620
                 ------------------------------------------
10,000,000       Discount Note, 8/8/97                                 9,989,461
                 ------------------------------------------
 7,000,000       Discount Note, 8/28/97                                6,971,388
                 ------------------------------------------
 5,000,000       Floating Rate Note, 5.49%, 8/28/97**                  4,999,802
                 ------------------------------------------
14,000,000       Discount Note, 9/3/97                                13,929,178
                 ------------------------------------------
 6,000,000       Discount Note, 9/12/97                                5,961,150
                 ------------------------------------------
 6,000,000       Discount Note, 9/18/97                                5,956,600
                 ------------------------------------------
 6,000,000       Discount Note, 9/25/97                                5,948,758
                 ------------------------------------------
 8,000,000       Discount Note, 9/26/97                                7,932,551
                 ------------------------------------------

Fountain Square Government Cash Reserves Fund
--------------------------------------------------------------------------------


Shares or
Principal                                                             Amortized
 Amount                      Security Description                        Cost
---------        ------------------------------------------          -----------
U.S. Government Agencies--Continued
------------------------------------------
13,700,000       Discount Note, 9/30/97                               13,576,473
                 ------------------------------------------
 8,000,000       Discount Note, 10/6/97                                7,921,240
                 ------------------------------------------
 8,000,000       Discount Note, 10/8/97                                7,918,929
                 ------------------------------------------
 8,000,000       Discount Note, 10/10/97                               7,916,778
                 ------------------------------------------
13,000,000       Discount Note, 10/24/97                              12,837,472
                 ------------------------------------------
 4,000,000       Discount Note, 10/29/97                               3,946,798
                 ------------------------------------------
 6,000,000       Discount Note, 12/31/97                               5,861,680
                 ------------------------------------------          -----------
                   Total                                             141,077,341
                 ------------------------------------------          -----------
                 Student Loan Marketing Association--11.6%
                 ------------------------------------------
 5,000,000       Floating Rate Note, 5.44%, 8/21/97**                  5,000,000
                 ------------------------------------------
 8,000,000       Discount Note, 9/22/97                                7,886,678
                 ------------------------------------------
18,900,000       Master Note, 5.46%, 7/1/00*                          18,900,000
                 ------------------------------------------          -----------
                   Total                                              31,786,678
                 ------------------------------------------          -----------
                 Tennesse Valley Authority--9.1%
                 ------------------------------------------
 8,000,000       Discount Note, 8/22/97                                7,974,567
                 ------------------------------------------
10,000,000       Discount Note, 9/11/97                                9,938,158
                 ------------------------------------------
 7,000,000       Discount Note, 10/2/97                                6,915,895
                 ------------------------------------------          -----------
                   Total                                              24,828,620
                 ------------------------------------------          -----------
                   Total U.S. Government Agencies                    274,009,319
                 ------------------------------------------          -----------
                   Total Investments (Amortized Cost
                     $274,009,319) ***--100.3%                       274,009,319
                 ------------------------------------------          -----------
                   Liabilities in excess of other assets--0.3%          (887,939)
                 ------------------------------------------          -----------
                   Total Net Assets--100.0%                         $273,121,380
                 ==========================================          ===========

Percentages indicated are based on net assets of $273,121,380.
  *Current rate shown.
 **Current rate and next demand date shown.
***Also represents cost for federal tax purposes.

Fountain Square Government Cash Reserves Fund

Statement of Assets and Liabilities

July 31, 1997
--------------------------------------------------------------------------------

Assets:
-----------------------------------------------------------
Investments, at value (Amortized cost $274,009,319)             $274,009,319
-----------------------------------------------------------     ------------
Cash                                                                   9,732
-----------------------------------------------------------
Interest receivable                                                  408,000
-----------------------------------------------------------
Prepaid expenses and other assets                                        416
-----------------------------------------------------------     ------------
       Total Assets                                              274,427,467
-----------------------------------------------------------     ------------
Liabilities:
-----------------------------------------------------------
Dividends payable                                                  1,140,549
-----------------------------------------------------------
Accrued expenses and other payables:
-----------------------------------------------------------
 Investment advisory fees                                             81,879
-----------------------------------------------------------
 Administration fees                                                  19,297
-----------------------------------------------------------
 Accounting and transfer agent fees                                    8,010
-----------------------------------------------------------
 Custodian fees                                                        2,276
-----------------------------------------------------------
 Legal and audit fees                                                  8,328
-----------------------------------------------------------
 Printing                                                             17,302
-----------------------------------------------------------
 Registration & Filing                                                22,303
-----------------------------------------------------------
 Other                                                                 6,143
-----------------------------------------------------------     ------------
   Total Liabilities                                               1,306,087
-----------------------------------------------------------     ------------
Net Assets:
-----------------------------------------------------------
Paid-in capital                                                  273,120,811
-----------------------------------------------------------
Accumulated net realized gains (losses) on investment
  transactions                                                           569
-----------------------------------------------------------     ------------
   Net Assets                                                   $273,121,380
-----------------------------------------------------------     ============
Net Assets
-----------------------------------------------------------
 Trust Shares                                                   $162,542,701
-----------------------------------------------------------
 Investment Shares                                               110,578,679
-----------------------------------------------------------     ------------
 Total                                                          $273,121,380
-----------------------------------------------------------     ============
Outstanding units of beneficial interest (shares)
 Trust Shares                                                    162,542,539
-----------------------------------------------------------
 Investment Shares                                               110,578,267
-----------------------------------------------------------     ------------
 Total                                                           273,120,806
-----------------------------------------------------------     ============
Net asset value
-----------------------------------------------------------
Offering and redemption price per share-Trust Shares                   $1.00
-----------------------------------------------------------     ============
Offering and redemption price per share-Investment Shares              $1.00
-----------------------------------------------------------     ============

(See Notes which are an integral part of the Financial Statements)

Fountain Square Government Cash Reserves Fund

Statement of Operations

For the year ended July 31, 1997
--------------------------------------------------------------------------------

Investment Income:
-----------------------------------------------------------
Interest income                                                 $13,334,084
-----------------------------------------------------------     -----------
       Total Income                                              13,334,084
-----------------------------------------------------------     -----------
Expenses:
-----------------------------------------------------------
Investment advisory fees                                        $   985,974
-----------------------------------------------------------
Administrative fees                                                 301,449
-----------------------------------------------------------
Distributions fees-Investment Shares                                338,716
-----------------------------------------------------------
Portfolio accounting fees                                            53,808
-----------------------------------------------------------
Transfer and dividend disbursing agent fees and expenses             16,150
-----------------------------------------------------------
Trustees' fees                                                        3,753
-----------------------------------------------------------
Audit fees                                                           11,000
-----------------------------------------------------------
Custodian                                                            14,714
-----------------------------------------------------------
Legal fees                                                            8,417
-----------------------------------------------------------
Fund share registration costs                                        41,612
-----------------------------------------------------------
Printing and postage expense                                         30,447
-----------------------------------------------------------
Insurance expense                                                     5,517
-----------------------------------------------------------
Other                                                                 1,195
-----------------------------------------------------------     -----------
       Total Expenses                                             1,812,752
-----------------------------------------------------------     -----------
Less expenses voluntarily reduced                                  (558,240)
-----------------------------------------------------------     -----------
 Net Expenses                                                     1,254,512
-----------------------------------------------------------     -----------
       Net Investment Income                                     12,079,572
-----------------------------------------------------------     -----------
Realized Gains (Losses) from Investments:
-----------------------------------------------------------
Net realized gains (losses) from investment transactions                569
-----------------------------------------------------------     -----------
Change in net assets resulting
  from operations                                               $12,080,141
-----------------------------------------------------------     ===========

(See Notes which are an integral part of the Financial Statements)

Fountain Square Government Cash Reserves Fund

Statements of Changes in Net Assets

For the year ended July 31, 1997
--------------------------------------------------------------------------------

                                                     Year Ended      Year Ended
                                                      July 31,        July 31,
                                                        1997            1996
                                                   -------------   -------------
Increase (Decrease) in Net Assets:
------------------------------------------------
Operations--
------------------------------------------------
Net investment income                              $  12,079,572   $   9,453,339
------------------------------------------------
Net realized gains (losses) on investment
 transactions                                                569              --
------------------------------------------------   -------------   -------------
     Change in net assets resulting from
      operations                                      12,080,141       9,453,339
------------------------------------------------   -------------   -------------
Distributions to Shareholders--
------------------------------------------------
Dividends to shareholders from net investment
 income:
------------------------------------------------
     Trust Shares                                     (7,338,297)     (6,408,695)
------------------------------------------------
     Investment Shares                                (4,741,275)     (3,044,644)
------------------------------------------------   -------------   -------------
     Change in net assets from distributions to
      shareholders                                   (12,079,572)     (9,453,339)
------------------------------------------------   -------------   -------------
Fund Share (Principal) Transactions--
------------------------------------------------
Proceeds from sale of shares                         390,115,033     295,250,564
------------------------------------------------
Cost of shares redeemed                             (318,164,002)   (269,409,604)
------------------------------------------------   -------------   -------------
     Change in net assets from Fund share
      transactions                                    71,951,031      25,840,960
------------------------------------------------   -------------   -------------
          Change in net assets                        71,951,600      25,840,960
------------------------------------------------
Net Assets:
------------------------------------------------
Beginning of period                                  201,169,780     175,328,820
------------------------------------------------   -------------   -------------
End of period                                      $ 273,121,380   $ 201,169,780
------------------------------------------------   =============   ==============

(See Notes which are an integral part of the Financial Statements)

Fountain Square Government Cash Reserves Fund

Notes to Financial Statements

July 31, 1997
--------------------------------------------------------------------------------

(1) Organization

Fountain Square Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. At July 31, 1997, the Trust consisted of thirteen separate investment portfolios. The accompanying financial statements and notes relate only to the Government Cash Reserves Fund (the "Fund").

The investment objective of the Fund is to achieve high current income consistent with stability of principal and liquidity. The Fund pursues its investment objective by investing in a portfolio of short-term U.S. government securities maturing in 13 months or less.

The Fund offers two classes of shares: Trust Shares and Investment Shares. Each class of shares has identical rights and privileges except with respect to distribution (12b-1) fees paid by the Investment Shares, voting rights on matters affecting a single class of shares and the exchange privileges of each class of shares.

(2) Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Securities Valuations--Investments of the Fund are valued at either amortized cost, which approximates market value, or at original cost, which combined with accrued interest approximates market value. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security. Short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. In addition, the Fund may not (a) purchase any instruments with a remaining maturity greater than thirteen months unless such instrument is subject to a demand feature, or (b) maintain a dollar-weighted average maturity which exceeds 90 days.

B. Repurchase Agreements--The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Trust's Advisor to be creditworthy pursuant to guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). It is the policy of the Fund to require the custodian or sub-custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

C. Securities Transactions and Related Income--Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

D. When-Issued and Delayed Delivery Transactions--The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are valued daily and begin earning interest on the settlement date.

E. Dividends to Shareholders--Dividends from net investment income are declared daily and paid monthly and distributable net realized gains, if any, are declared and distributed at least annually. Dividends from net investment income and from net realized capital gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for expiring capital loss carryforwards and deferrals of certain losses.

F. Federal Taxes--It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of their income. Accordingly, no provision for federal income tax is necessary.

(3) Shares of Beneficial Interest

Transactions in Fund shares were as follows:

Trust Shares                               Year                      Year
                                           Ended                     Ended
                                          7/31/97                   7/31/96
                                          -------                   -------
Shares sold                             263,396,399               189,014,068
--------------------------------------------------------------------------------
Shares redeemed                        (233,179,851)             (186,291,291)
--------------------------------------------------------------------------------
Net change resulting from
Fund share transactions                  30,216,548                 2,722,777
--------------------------------------------------------------------------------
Investment Shares                          Year                      Year
                                           Ended                     Ended
                                          7/31/97                   7/31/96
                                          -------                   -------
Shares sold                             126,718,634               106,236,496
--------------------------------------------------------------------------------
Shares redeemed                         (84,984,156)              (83,118,313)
--------------------------------------------------------------------------------
Net change resulting from
Fund share transactions                  41,734,478                23,118,183
--------------------------------------------------------------------------------

(4) Investment Advisory Fee and Other Transactions with Affiliates

Investment Advisory Fee--Fifth Third Bank, the Trust's investment Advisor (the "Advisor"), receives for its services an annual investment advisory fee of 0.40%, which based on a percentage of the Fund's average daily net assets.

The Advisor may voluntarily choose to waive a portion of its fee and reimburse certain operating expenses of the Fund. The Advisor can modify or terminate this voluntary waiver and reimbursement at any time at its sole discretion. For the year ended July 31, 1997, the Advisor waived $135,083 in advisory fees.

Administrative Fee--Effective December 1, 1995 BISYS Fund Services ("BISYS") became the Trust's administrator. The administrator generally assists in all aspects of the Trust's administration and operation including providing the Fund with certain administrative personnel and services necessary to operate the Fund. Also effective December 1, 1995, pursuant to a separate agreement with BISYS, Fifth Third Bank performs sub-administrative services on behalf of the Fund including providing certain administrative personnel and services necessary to operate the Fund, for which it receives a fee from BISYS computed daily as a percentage of the daily net assets of the Fund. Under the terms of the administration agreement, fees payable to BISYS are computed daily as a percentage of the average net assets of the Trust for the period. Administration fees are computed at 0.10% of first $1 billion of net assets of the Trust, 0.08% of net assets of the Trust between $1 billion and $2 billion, and 0.07% of more than $2 billion of net assets of the Trust. Effective April 1, 1997, the administration fees are computed at 0.20% of first $1 billion of net assets of the Trust, 0.18% of net assets of the Trust between $1 billion and $2 billion, and 0.17% of more than $2 billion of net assets of the Trust. For the year ended July 31, 1997, the administrator waived $84,441 in administration fees.

Distribution Services Fee--The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Effective December 1, 1995 BISYS serves as the Trust's principal distributor. Under the terms of the Plan, the Fund will compensate the principal distributor from the net assets of the Fund's Investment Shares to finance activities intended to result in the sales of the Fund's Investment Shares. The Plan provides that the Fund may incur distribution expenses up to 0.35% of the average daily net assets of the Investment Shares, annually, to compensate the distributor. The distributor may voluntarily choose to waive all or a portion of its fee. The distributor can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended July 31, 1997, the distributor waived $338,716 in distribution fees.

Transfer and Dividend Disbursing Agent, Accounting and Custody Fees--Fifth Third Bank serves as transfer and dividend disbursing agent for the Funds for which it receives a fee. Fifth Third Bank sub-contracts the execution of the transfer and dividend disbursing agent functions to a non-affiliated entity. The fee is based on the level of each Fund's average net assets for the period, plus out-of-pocket expenses. For the year ended July 31, 1997, Fifth Third Bank received transfer agent fees of $4,932.

Fifth Third Bank is the Funds' custodian & accountant for which it receives a fee. The fee is based on the level of each Fund's average net assets for the period, plus out-of-pocket expenses. Fifth Third Bank received fees $14,714 and $53,808 for custodian and fund accounting services, respectively.

Certain Officers and Trustees of the Trust are Officers and Trustees of the above companies.

Report of Ernst & Young LLP, Independent Auditors
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of FOUNTAIN SQUARE FUNDS:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Fountain Square Government Cash Reserves Fund (one of the portfolios comprising Fountain Square Funds), as of July 31, 1997, and the related statement of operations for the year then ended, and statement of changes in net assets and financial highlights for the periods presented therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fountain Square Government Cash Reserves Fund at July 31, 1997, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for the periods presented therein in conformity with generally accepted accounting principles.

                                      ERNST & YOUNG LLP

Cincinnati, Ohio
September 12, 1997

Fountain Square Commercial Paper Fund
Financial Highlights - Investment Shares
--------------------------------------------------------------------------------

(For a share outstanding throughout each period)

Referemce is made to the Report of Ernst & Young LLP, Independent Auditors, on page 28.

                                                                                              Year Ended July 31,
                                                                               ---------------------------------------------
                                                                                1997       1996     1995     1994      1993*
                                                                               -------   -------   -------   ------   ------
Net asset value, beginning of period                                           $  1.00   $  1.00   $  1.00   $ 1.00   $ 1.00
---------------------------------------------------------------------------    -------   -------   -------   ------   ------
Income from investment operations
---------------------------------------------------------------------------
 Net investment income                                                            0.05      0.05      0.05     0.03     0.03
---------------------------------------------------------------------------    -------   -------   -------   ------   ------
Less distributions
---------------------------------------------------------------------------
 Dividends to shareholders from net
  investment income                                                              (0.05)    (0.05)    (0.05)   (0.03)   (0.03)
---------------------------------------------------------------------------    -------   -------   -------   ------   ------
Net asset value, end of period                                                 $  1.00   $  1.00   $  1.00   $ 1.00   $ 1.00
---------------------------------------------------------------------------    =======   =======   =======   ======   ======

Total return                                                                      5.11%     5.20%     5.25%    3.02%    2.70%
---------------------------------------------------------------------------
Ratios to Average Net Assets
---------------------------------------------------------------------------
 Expenses                                                                         0.52%     0.49%     0.49%    0.49%    0.48%(b)
---------------------------------------------------------------------------
 Net investment income                                                            4.99%     5.06%     5.12%    2.97%    2.69%(b)
---------------------------------------------------------------------------
 Expense waiver/reimbursement (a)                                                 0.44%     0.40%     0.44%    0.45%    0.47%(b)
---------------------------------------------------------------------------
Supplemental data
---------------------------------------------------------------------------
 Net assets, end of period  (000 omitted)                                      $33,438   $19,341   $10,169   $6,147   $4,714
---------------------------------------------------------------------------

*Reflects operations for the period from August 11, 1992 (date of initial public investment) to July 31, 1993.

(a) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(b) Annualized.

(c) Not annualized.

(See Notes which are an integral part of the Financial Statements)

Fountain Square Commercial Paper Fund
Financial Highlights - Trust Shares
--------------------------------------------------------------------------------

(For a share outstanding throughout each period)

Reference is made to the Report of Ernst & Young LLP, Independent Auditors, on page 28.

                                                                            Year Ended July 31,
                                   -----------------------------------------------------------------------------------------------
                                     1997       1996       1995       1994       1993       1992       1991       1990      1989*
                                   --------   --------   --------   -------    --------   --------   --------   --------   -------
Net asset value,
  beginning of period              $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $  1.00
-------------------------------    --------   --------   --------   --------   --------   --------   --------   --------   -------
Income from investment
  operations
-------------------------------
  Net investment income (loss)         0.05       0.05       0.05       0.03       0.03       0.04       0.07       0.08      0.01
-------------------------------    --------   --------   --------   --------   --------   --------   --------   --------   -------

Less distributions
-------------------------------
  Dividends to shareholders
   from net investment income         (0.05)     (0.05)     (0.05)     (0.03)     (0.03)     (0.04)     (0.07)     (0.08)    (0.01)
-------------------------------    --------   --------   --------   --------   --------   --------   --------   --------   -------

Net asset value, end of period     $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $  1.00
-------------------------------    ========   ========   ========   ========   ========   ========   ========   ========   =======


Total return                           5.11%      5.20%      5.25%      3.02%      2.78%      4.27%      6.89%      8.22%     1.19%
-------------------------------
Ratios to Average Net Assets
-------------------------------
  Expenses                             0.52%      0.49%      0.49%      0.49%      0.48%      0.46%      0.50%      0.53%     0.45%
-------------------------------
  Net investment income (loss)         4.99%      5.07%      5.12%      2.97%      2.75%      4.19%      6.61%      7.86%     8.95%
-------------------------------
  Expense waiver/
   reimbursement (a)                   0.09%      0.08%      0.09%      0.10%      0.12%      0.14%      0.14%      0.16%     0.35%
-------------------------------
Supplemental data
-------------------------------
  Net assets, end of period
   (000 omitted)                    $341,827   $300,821   $223,640   $213,126   $180,065   $194,308   $213,889   $174,727   $62,225
-------------------------------

*Reflects operations for the period from June 14, 1989 (date of initial public offering) to July 31, 1989.

(a) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

Fountain Square Commercial Paper Fund
Portfolio of Investments
July 31, 1997
--------------------------------------------------------------------------------


 Shares or
 Principal                                               Amortized
  Amount                 Security Description               Cost
----------       -------------------------------------   ----------
Certificates of Deposits--0.5%
------------------------------------------------------
 2,000,000       J.P. Morgan, 8/5/97                     $2,000,025
                 -------------------------------------   ----------
                   Total Certificates of Deposits         2,000,025
                 -------------------------------------   ----------
Commercial Paper--80.8%
------------------------------------------------------
                 Bank, Domestic--5.3%
                 -------------------------------------
10,000,000       Banc One Corp., 8/22/97                  9,968,033
                 -------------------------------------
10,000,000       Norwest Corp., 9/18/97                   9,926,800
                 -------------------------------------   ----------
                   Total                                 19,894,833
                 -------------------------------------   ----------
                 Basic Materials--1.6%
                 -------------------------------------
 6,000,000       Dupont Ei De Nemours, 10/2/97            5,941,513
                 -------------------------------------   ----------
                 Brokerage--12.7%
                 -------------------------------------
 7,000,000       Goldman Sachs Group, 9/5/97              6,961,753
                 -------------------------------------
 5,000,000       Goldman Sachs Group, 11/5/97             4,925,867
                 -------------------------------------
 5,000,000       Merrill Lynch, 8/11/97                   4,992,222
                 -------------------------------------
 8,000,000       Merrill Lynch, 8/15/97                   7,982,407
                 -------------------------------------
 6,000,000       Merrill Lynch, 9/11/97                   5,961,938
                 -------------------------------------
 7,000,000       Societe Generale, 8/6/97                 6,994,546
                 -------------------------------------
10,000,000       Societe Generale, 10/3/97                9,902,349
                 -------------------------------------   ----------
                   Total                                 47,721,082
                 -------------------------------------   ----------
                 Capital Goods--2.6%
                 -------------------------------------
10,000,000       Cargill, Inc., 10/30/97                  9,861,750
                 -------------------------------------   ----------
                 Energy--4.0%
                 -------------------------------------
10,000,000       Petrofina Delaware, 8/18/97              9,973,980
                 -------------------------------------
 5,000,000       Petrofina Delaware, 10/20/97             4,938,889
                 -------------------------------------   ----------
                   Total                                 14,912,869
                 -------------------------------------   ----------

Fountain Square Commercial Paper Fund
--------------------------------------------------------------------------------


 Shares or
 Principal                                                     Amortized
  Amount               Security Description                       Cost
----------       -------------------------------------------   ----------
Commercial Paper--Continued
------------------------------------------------------------
                 Financial--48.8%
                 -------------------------------------------
 5,000,000       A.I. Credit, 9/2/97                           $4,974,978
                 -------------------------------------------
10,000,000       A.I. Credit, 10/14/97                          9,886,944
                 -------------------------------------------
10,000,000       American Express Credit Corp., 11/25/97        9,821,489
                 -------------------------------------------
 9,000,000       American General Finance Corp., 9/2/97         8,954,960
                 -------------------------------------------
 9,800,000       American General Finance Corp., 10/17/97       9,684,714
                 -------------------------------------------
 7,000,000       Associates Corp., 8/13/97                      6,986,910
                 -------------------------------------------
 6,000,000       Associates Corp., 9/26/97                      5,948,200
                 -------------------------------------------
 4,000,000       Associates Corp., 10/22/97                     3,950,071
                 -------------------------------------------
 7,000,000       Avco Financial Services, 8/6/97                6,994,526
                 -------------------------------------------
10,000,000       Avco Financial Services, 10/14/97              9,886,944
                 -------------------------------------------
10,000,000       CIT Group, 8/4/97                              9,995,318
                 -------------------------------------------
 7,000,000       CIT Group, 10/28/97                            6,906,060
                 -------------------------------------------
10,000,000       Ford Motor Credit Corp., 8/14/97               9,979,670
                 -------------------------------------------
 9,000,000       Ford Motor Credit Corp., 10/24/97              8,884,500
                 -------------------------------------------
 7,000,000       General Electric Capital Corp., 10/27/97       6,904,252
                 -------------------------------------------
 8,000,000       General Electric Capital Corp., 11/4/97        7,881,989
                 -------------------------------------------
10,000,000       IBM Credit Corp., 9/19/97                      9,925,275
                 -------------------------------------------
 6,000,000       Pitney Bowes Credit Corp., 8/18/97             5,984,048
                 -------------------------------------------
 5,000,000       Pitney Bowes Credit Corp., 11/13/97            4,919,833
                 -------------------------------------------
 7,000,000       Pitney Bowes Credit Corp., 12/19/97            6,848,917
                 -------------------------------------------
 6,000,000       Prudential Funding Corp., 11/3/97              5,911,483
                 -------------------------------------------
11,700,000       Schering Corp., 8/12/97                       11,679,838
                 -------------------------------------------
10,000,000       Xerox Credit Corp., 8/26/97                    9,961,458
                 -------------------------------------------  -----------
                   Total                                      182,872,377
                 -------------------------------------------  -----------

Fountain Square Commercial Paper Fund
--------------------------------------------------------------------------------


Shares or
Principal                                                            Amortized
 Amount                     Security Description                       Cost
---------    --------------------------------------------------    -------------
Commercial Paper--Continued
---------------------------------------------------------------
             Miscellaneous--3.7%
             --------------------------------------------------
  8,000,000  Stanford University, 9/16/97                          $  7,943,777
             --------------------------------------------------
  6,000,000  Stanford University, 9/22/97                             5,951,727
             --------------------------------------------------     -----------
                Total                                                13,895,504
             --------------------------------------------------     -----------
             Technology--2.1%
             --------------------------------------------------
  8,000,000  AT&T Corp., 8/14/97                                      7,984,487
             --------------------------------------------------     -----------
                Total Commercial Paper                              303,084,415
             --------------------------------------------------     -----------
Corporate Bonds--0.4%
---------------------------------------------------------------
             Manufacturing--0.4%
             --------------------------------------------------
  1,500,000  IBM Corp., 6.38%, 11/1/97                                1,502,166
             --------------------------------------------------     -----------
                Total Corporate Bonds                                 1,502,166
             --------------------------------------------------     -----------
Repurchase Agreements--18.8%
---------------------------------------------------------------
 45,452,000  JP Morgan, 5.74%, dated 7/31/97, due 8/1/97,
             collateralized by U.S. Treasury Bills due 12/26/97
             with a value of $46,361,056.                            45,452,000
             --------------------------------------------------
 25,000,000  UBS Securities, 5.76%, dated 7/31/97, due 8/1/97, collateralized by U.S. Treasury Bills due 10/23/97
             with a value of $25,501,056.                            25,000,000
             --------------------------------------------------     -----------
                Total Repurchase Agreements                          70,452,000
             --------------------------------------------------     -----------
                Total Investments (Cost $377,038,606)*--100.5%      377,038,606
             --------------------------------------------------     -----------
                Liabilities in excess of other assets--0.5%          (1,772,688)
             --------------------------------------------------     -----------
                Total Net Assets--100.0%                           $375,265,918
             ==================================================     ===========

Percentages indicated are based on net assets of $375,265,918.

*Also represents cost for federal tax purposes.

Fountain Square Commercial Paper Fund

Statement of Assets and Liabilities

July 31, 1997
--------------------------------------------------------------------------------

Assets:
------------------------------------------------------------
Investments, at value (Amortized cost $306,586,606)               $306,586,606
------------------------------------------------------------
Repurchase agreements (Amortized cost $70,452,000)                  70,452,000
------------------------------------------------------------      ------------
     Total Investments                                            $377,038,606
------------------------------------------------------------
Cash                                                                       552
------------------------------------------------------------
Interest receivable                                                    151,075
------------------------------------------------------------
Prepaid expenses and other assets                                          544
------------------------------------------------------------      ------------
     Total Assets                                                  377,190,777
 ------------------------------------------------------------     ------------
Liabilities:
------------------------------------------------------------
Dividends payable                                                    1,711,297
------------------------------------------------------------
Accrued expenses and other payables:
------------------------------------------------------------
 Investment advisory fees                                              126,243
------------------------------------------------------------
 Administration fees                                                    28,185
------------------------------------------------------------
 Accounting and transfer agent fees                                     11,132
------------------------------------------------------------
 Legal and audit fees                                                    8,328
------------------------------------------------------------
 Printing                                                               19,552
------------------------------------------------------------
 Registration & Filing                                                  17,198
------------------------------------------------------------
 Other                                                                   2,924
------------------------------------------------------------      ------------
     Total Liabilities                                               1,924,859
------------------------------------------------------------      ------------
Net Assets:
------------------------------------------------------------
Paid-in capital                                                    375,266,087
------------------------------------------------------------
Accumulated net realized gains (losses) on investment
 transactions                                                             (106)
------------------------------------------------------------
Undistributed net investment income (loss)                                 (63)
------------------------------------------------------------      ------------
     Net Assets                                                   $375,265,918
------------------------------------------------------------      ============
Net Assets
------------------------------------------------------------
 Trust Shares                                                     $341,827,450
------------------------------------------------------------
 Investment Shares                                                  33,438,468
------------------------------------------------------------      ------------
 Total                                                            $375,265,918
------------------------------------------------------------      ============
Outstanding units of beneficial interest (shares)
------------------------------------------------------------
 Trust Shares                                                      341,827,864
------------------------------------------------------------
 Investment Shares                                                  33,438,495
------------------------------------------------------------      ------------
 Total                                                             375,266,359
------------------------------------------------------------      ============
Net asset value
------------------------------------------------------------
Offering and redemption price per share-Trust Shares                     $1.00
------------------------------------------------------------      ============
Offering and redemption price per share-Investor Shares                  $1.00
------------------------------------------------------------      ============

(See Notes which are an integral part of the Financial Statements)

Fountain Square Commercial Paper Fund

Statement of Operations

For the year ended July 31, 1997
--------------------------------------------------------------------------------

Investment Income:
---------------------------------------------------------------
Interest income                                                    $18,724,910
---------------------------------------------------------------    -----------
   Total Income                                                     18,724,910
---------------------------------------------------------------    -----------
Expenses:
---------------------------------------------------------------
Investment advisory fees                                           $ 1,357,544
---------------------------------------------------------------
Administrative fees                                                    426,394
---------------------------------------------------------------
Distribution fees-Investment Shares                                     92,287
---------------------------------------------------------------
Portfolio accounting fees                                               70,517
---------------------------------------------------------------
Transfer and dividend disbursing agent fees and expenses                28,970
---------------------------------------------------------------
Trustees' fees                                                           4,587
---------------------------------------------------------------
Audit fees                                                              11,000
---------------------------------------------------------------
Custodian                                                               33,974
---------------------------------------------------------------
Legal fees                                                               8,417
---------------------------------------------------------------
Fund share registration costs                                           54,673
---------------------------------------------------------------
Printing and postage expense                                            38,123
---------------------------------------------------------------
Insurance expense                                                        7,335
---------------------------------------------------------------
Other                                                                   23,346
---------------------------------------------------------------    -----------
       Total Expenses                                                2,157,167
---------------------------------------------------------------    -----------
Less expenses voluntarily reduced                                     (393,412)
---------------------------------------------------------------    -----------
 Net Expenses                                                        1,763,755
---------------------------------------------------------------    -----------
       Net Investment Income                                        16,961,155
---------------------------------------------------------------    -----------
Realized Losses from Investments:
---------------------------------------------------------------
Net realized gains (losses) from investment transactions                  (101)
---------------------------------------------------------------    -----------
Change in net assets resulting
from operations                                                    $16,961,054
---------------------------------------------------------------    ===========

(See Notes which are an integral part of the Financial Statements)

Fountain Square Commercial Paper Fund

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                    Year Ended        Year Ended
                                                      July 31,          July 31,
                                                        1997              1996
                                                   ---------------   ---------------
Increase (Decrease) in Net Assets:
-----------------------------------------------
Operations--
-----------------------------------------------
Net investment income                                 $ 16,961,155      $ 13,588,093
-----------------------------------------------
Net realized losses on investment
 transactions                                                 (101)               (5)
-----------------------------------------------    ---------------   ---------------
     Change in net assets resulting from
      operations                                        16,961,054        13,588,088
-----------------------------------------------    ---------------   ---------------
Distributions to Shareholders--
-----------------------------------------------
Dividends to shareholders from net
 investment income:
-----------------------------------------------
     Trust Shares                                      (15,645,249)      (12,697,512)
-----------------------------------------------
     Investment Shares                                  (1,315,906)         (890,643)
-----------------------------------------------    ---------------   ---------------
     Change in net assets from distributions
      to shareholders                                  (16,961,155)      (13,588,155)
-----------------------------------------------    ---------------   ---------------
Fund Share (Principal) Transactions--
-----------------------------------------------
Proceeds from sale of shares                         1,395,843,822     1,182,031,780
-----------------------------------------------
Net asset value of shares issued to
 shareholders in payment of dividends declared             784,154           326,263
-----------------------------------------------
Cost of shares redeemed                             (1,341,524,057)   (1,096,004,620)
-----------------------------------------------    ---------------   ---------------
     Change in net assets from Fund share
      transactions                                      55,103,919        86,353,423
-----------------------------------------------    ---------------   ---------------
          Change in net assets                          55,103,818        86,353,356
-----------------------------------------------
Net Assets:
-----------------------------------------------
Beginning of period                                    320,162,100       233,808,744
-----------------------------------------------    ---------------   ---------------
End of period                                         $375,265,918      $320,162,100
-----------------------------------------------    ===============   ===============

(See Notes which are an integral part of the Financial Statements)

Fountain Square Commercial Paper Fund

Notes to Financial Statements

July 31, 1997
--------------------------------------------------------------------------------

(1) Organization

Fountain Square Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. At July 31, 1997, the Trust consisted of thirteen separate investment portfolios. The accompanying financial statements and notes relate only to the Commercial Paper Fund (the "Fund").

The investment objective of the Fund is to achieve current income consistent with stability of principal. The Fund pursues its objective by investing exclusively in a portfolio of money market instruments maturing in 13 months or less, with at least 65% of its assets invested in commercial paper.

The Fund offers two classes of shares: Trust Shares and Investment Shares. Each class of shares has identical rights and privileges except with respect to distribution (12b-1) fees paid by the Investment Shares, voting rights on matters affecting a single class of shares and the exchange privileges of each class of shares.

(2) Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Securities Valuations--Investments of the Fund are valued at either amortized cost, which approximates market value, or at original cost, which combined with accrued interest approximates market value. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security. Short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. In addition, the Fund may not (a) purchase any instruments with a remaining maturity greater than thirteen months unless such instrument is subject to a demand feature, or (b) maintain a dollar-weighted average maturity which exceeds 90 days.

B. Repurchase Agreements--The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Trust's advisor to be creditworthy pursuant to guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). It is the policy of the Fund to require the custodian or sub-custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

C. Securities Transactions and Related Income--Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

D. When-Issued and Delayed Delivery Transactions--The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are valued daily and begin earning interest on the settlement date.

E. Dividends to Shareholders--Dividends from net investment income are declared daily and paid monthly and distributable net realized gains, if any, are declared and distributed at least annually. Dividends from net investment income and from net realized capital gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for expiring capital loss carryforwards and deferrals of certain losses.

F. Federal Taxes--It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of their income. Accordingly, no provision for federal income tax is necessary.

(3) Shares of Beneficial Interest

Transactions in Fund shares were as follows:

Trust Shares
                                                    Year             Year
                                                    Ended            Ended
                                                   7/31/97          7/31/96
                                                  ---------        ---------
Shares sold                                     1,348,424,212    1,142,498,665
--------------------------------------------------------------------------------
Shares issued to shareholders
in payment of distributions declared                  784,154          326,263
--------------------------------------------------------------------------------
Shares redeemed                                (1,308,202,316)  (1,065,643,555)
--------------------------------------------------------------------------------
Net change resulting from
Fund share transactions                            41,006,050       77,181,373
--------------------------------------------------------------------------------

Investment Shares
                                                    Year             Year
                                                    Ended            Ended
                                                   7/31/97          7/31/96
                                                  ---------        ---------
Shares sold                                        47,419,610       39,533,115
--------------------------------------------------------------------------------
Shares redeemed                                   (33,321,741)     (30,361,065)
--------------------------------------------------------------------------------
Net change resulting from
Fund share transactions                            14,097,869        9,172,050
--------------------------------------------------------------------------------

(4) Investment Advisory Fee and Other Transactions with Affiliates

Investment Advisory Fee--Fifth Third Bank, the Trust's investment Advisor (the "Advisor"), receives for its services an annual investment advisory fee of 0.40%, which based on a percentage of the Fund's average daily net assets.

The Advisor may voluntarily choose to waive a portion of its fee and reimburse certain operating expenses of the Fund. The Advisor can modify or terminate this voluntary waiver and reimbursement at any time at its sole discretion. For the year ended July 31, 1997, the Advisor waived $139,109 in advisory fees.

Administrative Fee--Effective December 1, 1995 BISYS Fund Services ("BISYS") became the Trust's administrator. The administrator generally assists in all aspects of the Trust's administration and operation including providing the Fund with certain administrative personnel and services necessary to operate the Fund. Also effective December 1, 1995, pursuant to a separate agreement with BISYS, Fifth Third Bank performs sub-administrative services on behalf of the Fund including providing certain administrative personnel and services necessary to operate the Fund, for which it receives a fee from BISYS computed daily as a percentage of the daily net assets of the Fund. Under the terms of the administration agreement, fees payable to BISYS are computed daily as a percentage of the average net assets of the Trust for the period. Administration fees are computed at 0.10% of first $1 billion of net assets of the Trust, 0.08% of net assets of the Trust between $1 billion and $2 billion, and 0.07% of more than $2 billion of net assets of the Trust. Effective April 1, 1997, the administration fees are computed at 0.20% of first $ billion of net assets of the Trust, 0.18% of net assets of the Trust between $1 billion and $2 billion, and 0.17% of more than $2 billion of net assets of the Trust. For the year ended July 31, 1997, the administrator waived $128,042 in administrative fees.

Distribution Services Fee--The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Effective December 1, 1995 BISYS serves as the Trust's principal distributor. Under the terms of the Plan, the Fund will compensate the principal distributor from the net assets of the Fund's Investment Shares to finance activities intended to result in the sales of the Fund's Investment Shares. The Plan provides that the Fund may incur distribution expenses up to 0.35% of the average daily net assets of the Investment Shares, annually, to compensate the distributor. The distributor may voluntarily choose to waive all or a portion of its fee. The distributor can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended July 31, 1997, the distributor waived $92,287 of distribution fees.

Transfer and Dividend Disbursing Agent, Accounting and Custody Fees--Fifth Third Bank serves as transfer and dividend disbursing agent for the Funds for which it receives a fee. Fifth Third Bank sub-contracts the execution of the transfer and dividend disbursing agent functions to a non-affiliated entity. The fee is based on the level of each Fund's average net assets for the period, plus out-of-pocket expenses. For the year ended July 31, 1997, Fifth Third Bank received $6,272 for transfer agent fees.

Fifth Third Bank is the Funds' custodian & fund accountant for which it receives a fee. The fee is based on the level of each Fund's average net assets for the period, plus out-of-pocket expenses. Fifth Third Bank waived $33,974 of custody fees for the year ended July 31, 1997. Fifth Third Bank received $70,517 for fund accounting services.

Certain Officers and Trustees of the Trust are Officers and Trustees of the above companies.

Report of Ernst & Young LLP, Independent Auditors
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of FOUNTAIN SQUARE FUNDS:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Fountain Square Commercial Paper Fund (one of the portfolios comprising Fountain Square Funds), as of July 31, 1997, and the related statement of operations for the year then ended and statement of changes in net assets and financial highlights for the periods presented therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fountain Square Commercial Paper Fund at July 31, 1997, the results of its operations for the year then ended and the changes in its net assets and financial highlights for the periods presented therein in conformity with generally accepted accounting principles.

                                      ERNST & YOUNG LLP

Cincinnati, Ohio
September 12, 1997

Fountain Square U.S. Treasury Obligations Fund

Financial Highlights
--------------------------------------------------------------------------------
(For a share outstanding throughout each period)

Reference is made to the Report of Ernst & Young LLP, Independent Auditors, on page 21.


                                                                        Year Ended July 31,
                                  -------------------------------------------------------------------------------------------------
                                     1997       1996       1995       1994       1993       1992       1991       1990       1989*
                                  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Net asset value,
beginning of period               $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
------------------------------    ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------

Income from investment
  operations
------------------------------
 Net investment income                0.05       0.05       0.05       0.03       0.03       0.04       0.07       0.08       0.06
------------------------------    ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------

Less distributions
------------------------------
 Dividends to shareholders
  from net investment income         (0.05)     (0.05)     (0.05)     (0.03)     (0.03)     (0.04)     (0.07)     (0.08)     (0.06)
------------------------------    ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------

Net asset value, end of period    $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
------------------------------    =========  =========  =========  =========  =========  =========  =========  =========  =========
Total return                          5.11%      5.24%      5.18%      3.02%      2.82%      4.32%      6.74%      8.15%      5.65%
------------------------------
Ratios to Average Net Assets
------------------------------
 Expenses                             0.42%      0.43%      0.44%      0.44%      0.44%      0.45%      0.49%      0.54%      0.56%
------------------------------    ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------

 Net investment income                5.00%      5.10%      5.07%      2.99%      2.79%      4.18%      6.33%      7.84%      8.71%
------------------------------    ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
 Expense waiver/
 reimbursement (a)                    0.17%      0.12%      0.11%      0.14%      0.15%      0.15%      0.15%      0.15%      0.15%
------------------------------    ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Supplemental data
------------------------------
 Net assets, end of period
 (000 omitted)                    $529,087   $489,228   $321,640   $336,229   $290,408   $339,924   $242,247   $138,368   $141,743
------------------------------

* Reflects operations for the period from December 1, 1989 (date of initial public offering) to July 31, 1989.

(a) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

Fountain Square U. S. Treasury Obligations Fund

Portfolio of Investments

July 31, 1997
--------------------------------------------------------------------------------

Shares or
Principal                                                            Amortized
 Amount                         Security Description                    Cost
----------                   ---------------------------           -------------

U.S. Government Securities--21.3%
------------------------------------------------------------------
                 U.S. Treasury Notes--21.3%
                 -------------------------------------------------
10,000,000       5.75%, 9/30/97                                     $ 10,004,926
                 -------------------------------------------------
 8,000,000       5.63%, 10/31/97                                       8,002,428
                 -------------------------------------------------
 7,000,000       5.75%, 10/31/97                                       7,002,774
                 -------------------------------------------------
10,000,000       7.38%, 11/15/97                                      10,052,755
                 -------------------------------------------------
20,000,000       6.00%, 12/31/97                                      20,029,493
                 -------------------------------------------------
10,000,000       5.00%, 1/31/98                                        9,969,732
                 -------------------------------------------------
10,000,000       5.13%, 3/31/98                                        9,942,741
                 -------------------------------------------------
20,000,000       6.13%, 3/31/98                                       20,033,031
                 -------------------------------------------------
20,000,000       5.88%, 4/30/98                                       20,038,307
                 -------------------------------------------------   -----------
                   Total U.S. Government Securities                  115,076,187
                 ---------------------------------------             -----------

Repurchase Agreements--78.9%
-------------------------------------------------------------------------------
23,000,000       Bear Stearns & Co., 5.75%, dated 7/31/97, due
                 8/1/97, collateralized by U.S.Treasury Bonds,
                 6.00%, due 2/15/26 with avalue of $23,595,678.       23,000,000
                 -------------------------------------------------
23,000,000       BT Securities, 5.75%, dated 7/31/97, due 8/1/97,
                 collateralized by U.S. Treasury Notes, 6.00%, due
                 8/15/99 with a value of $23,471,000.                 23,000,000
                 -------------------------------------------------
90,000,000       BZW Securities, 5.75%, dated 7/31/97, due 8/1/97,
                 collateralized by U.S. Treasury Notes, 6.38%, due
                 8/15/02 with a value of $54,414,443; and U.S.
                 Treasury Notes, 3.63%, due 7/15/02 with a value
                 of $37,386,240.                                      90,000,000
                 -------------------------------------------------
23,000,000       Deutsche Bank, 5.75%, dated 7/31/97, due 8/1/97,
                 collateralized by U.S. Treasury Bonds, 10.63%,
                 due 8/15/15 with a value of $23,486,000.             23,000,000
                 -------------------------------------------------
23,000,000       First Chicago, 5.75%, dated 7/31/97, due 8/1/97,
                 collateralized by U.S. Treasury Bills due 9/4/97
                 with a value of $154,217 and U.S. Treasury Notes,
                 5.88% - 6.75%, due 7/31/98 - 7/31/99 with
                 a value of 23,307,981.                               23,000,000
                 -------------------------------------------------


Fountain Square U.S. Treasury Obligations Fund


Shares or
Principal                                                            Amortized
 Amount                         Security Description                    Cost
----------       ----------------------------------------------    -------------
Repurchase Agreements--Continued
---------------------------------------------------------------
91,933,000       JP Morgan, 5.74%, dated 7/31/97, due 8/1/97,
                 collateralized by U.S. Treasury Notes, 6.25%,
                 due 6/30/02 with a value of $21,815,037;
                 U.S. Treasury Notes, 6.50%, due 5/31/02 with
                 a value $28,815,167; and U.S. Treasury Bonds,
                 9.00%, due 11/15/18 with a value of
                 $43,141,660.                                         91,933,000
                 ----------------------------------------------
15,000,000       Merrill Lynch, 5.70%, dated 7/31/97, due
                 8/1/97, collateralized by U.S. Treasury Bills
                 due 7/23/98 with a value of $15,300,757.             15,000,000
                 ----------------------------------------------
23,000,000       Nesbitt Burns, 5.75%, dated 7/31/97, due
                 8/1/97, collateralized by U.S. Treasury Notes,
                 5.63%, due 11/30/98 with  a value of
                 $3,097,000 and U.S. Treasury Notes, 8.75%,
                 due 8/15/00 with a value of $20,349,000.             23,000,000
                 ----------------------------------------------
23,000,000       Prudential Securities, 5.75%, dated 7/31/97,
                 due 8/1/97, collateralized by U.S. Treasury
                 Bills, due 12/18/97 with a value of
                 $23,460,398.                                         23,000,000
                 ----------------------------------------------
90,000,000       UBS Securities, 5.76%, dated 7/31/97, due
                 8/1/97, collateralized by U.S. Treasury Notes,
                 5.00%, due 2/15/99 with a  value of
                 $17,573,671; U.S.Treasury Notes, 7.88%, due
                 11/15/99 with a value of $48,482,475;
                 U.S. Treasury Notes, 7.75%, due 11/30/99 with
                 a value of $284,795; and U.S. Treasury Notes,
                 7.75%, due 12/31/99 with  a value of
                 $25,459,637.                                         90,000,000
                 ----------------------------------------------     ------------
                   Total Repurchase Agreements                       424,933,000
                 ----------------------------------------------     ------------
                   Total Investments (Amortized Cost
                   $540,009,187)*--100.2%                            540,009,187
                 ----------------------------------------------     ------------
                   Liabilities in excess of other assets--0.2%         (921,732)
                 ----------------------------------------------     ------------
                   Total Net Assets--100.0%                         $539,087,455
                 ==============================================     ============

Percentages indicated are based on net assets of $539,087,455.

*Also represents cost for federal tax purposes.

Fountain Square U.S. Treasury Obligations Fund

Statement of Assets and Liabilities

July 31, 1997
----------------------------------------------------------------------------

Assets:
-----------------------------------------------------------
Investments, at value (Amortized cost $115,076,187)             $115,076,187
-----------------------------------------------------------
Repurchase agreements (Amortized cost $424,933,000)              424,933,000
-----------------------------------------------------------    -------------
     Total Investments                                          $540,009,187
-----------------------------------------------------------
Cash                                                                     768
-----------------------------------------------------------
Interest receivable                                                1,619,411
-----------------------------------------------------------
Prepaid expenses and other assets                                        820
-----------------------------------------------------------    -------------
       Total Assets                                              541,630,186
-----------------------------------------------------------    -------------
Liabilities:
-----------------------------------------------------------
Dividends payable                                                  2,282,158
-----------------------------------------------------------
Accrued expenses and other payables:
-----------------------------------------------------------
 Investment advisory fees                                            115,995
-----------------------------------------------------------
 Administration fees                                                  37,849
-----------------------------------------------------------
 Accounting and transfer agent fees                                   15,362
-----------------------------------------------------------
 Custodian fees                                                        4,492
-----------------------------------------------------------
 Legal and audit fees                                                  8,328
-----------------------------------------------------------
 Printing                                                             24,412
-----------------------------------------------------------
 Registration & Filing                                                15,595
-----------------------------------------------------------
 Trustees                                                              1,647
-----------------------------------------------------------
 Other                                                                36,893
-----------------------------------------------------------    -------------
     Total Liabilities                                             2,542,731
-----------------------------------------------------------    -------------
Net Assets:
-----------------------------------------------------------
Paid-in capital                                                  539,034,964
-----------------------------------------------------------
Accumulated net realized gains (losses) on investment
 transactions                                                         47,417
-----------------------------------------------------------
Undistributed net investment income (loss)                             5,074
-----------------------------------------------------------    -------------
     Net Assets                                                 $539,087,455
-----------------------------------------------------------    =============
Outstanding units of beneficial interest (shares)                539,040,314
-----------------------------------------------------------    =============
Net asset value
-----------------------------------------------------------
Offering and redemption price per share                                $1.00
-----------------------------------------------------------    =============

(See Notes which are an integral part of the Financial Statements)

Fountain Square U.S. Treasury Obligations Fund
Statement of Operations
For the year ended July 31, 1997
----------------------------------------------------------------------------

Investment Income:
-----------------------------------------------------------
Interest income                                                $  26,664,238
-----------------------------------------------------------    -------------
   Total Income                                                   26,664,238
-----------------------------------------------------------    -------------
Expenses:
-----------------------------------------------------------
Investment advisory fees                                          $1,965,939
-----------------------------------------------------------
Administrative fees                                                  609,651
-----------------------------------------------------------
Portfolio accounting fees                                             91,138
-----------------------------------------------------------
Transfer and dividend disbursing agent fees and expenses              27,820
-----------------------------------------------------------
Trustees' fees                                                         6,711
-----------------------------------------------------------
Audit fees                                                            11,000
-----------------------------------------------------------
Custodian                                                             49,349
-----------------------------------------------------------
Legal fees                                                             8,417
-----------------------------------------------------------
Fund share registration costs                                         66,192
-----------------------------------------------------------
Printing and postage expense                                          45,293
-----------------------------------------------------------
Insurance expense                                                     12,842
-----------------------------------------------------------
Other                                                                     --
-----------------------------------------------------------    -------------
   Total Expenses                                                  2,894,352
-----------------------------------------------------------    -------------
Less expenses voluntarily reduced                                   (832,130)
-----------------------------------------------------------    -------------
 Net Expenses                                                      2,062,222
-----------------------------------------------------------    -------------
   Net Investment Income                                          24,602,016
-----------------------------------------------------------    -------------
Realized Gains (Losses) from Investments:
-----------------------------------------------------------
Net realized gains (losses) from investment transactions              46,027
-----------------------------------------------------------    -------------
Change in net assets resulting
   from operations                                              $ 24,648,043
-----------------------------------------------------------    =============

(See Notes which are an integral part of the Financial Statements)

Fountain Square U.S. Treasury Obligations Fund
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                              Year Ended        Year Ended
                                                                               July 31,          July 31,
                                                                                 1997              1996
                                                                           ---------------   ---------------
Increase (Decrease) in Net Assets:
------------------------------------------------------------------------
Operations--
------------------------------------------------------------------------
Net investment income                                                        $  24,602,016     $  19,816,920
------------------------------------------------------------------------
Net realized gains on investment transactions                                       46,027             1,390
------------------------------------------------------------------------   ---------------   ---------------
     Change in net assets resulting from operations                             24,648,043        19,818,310
------------------------------------------------------------------------   ---------------   ---------------
Distributions to Shareholders--
------------------------------------------------------------------------
Dividends to shareholders from net investment income                          (24,602,021)      (19,811,841)
------------------------------------------------------------------------   ---------------   ---------------
     Change in net assets from distributions to shareholders                  (24,602,021)      (19,811,841)
------------------------------------------------------------------------   ---------------   ---------------
Fund Share (Principal) Transactions--
------------------------------------------------------------------------
Proceeds from sale of shares                                                 1,825,126,116     1,423,327,002
------------------------------------------------------------------------
Net asset value of shares issued to shareholders
  in payment of dividends declared                                               5,305,436         2,033,312
------------------------------------------------------------------------
Cost of shares redeemed                                                     (1,780,618,543)   (1,257,778,477)
------------------------------------------------------------------------   ---------------   ---------------
     Change in net assets from Fund share transactions                          49,813,009       167,581,837
------------------------------------------------------------------------   ---------------   ---------------
          Change in net assets                                                  49,859,031       167,588,306
------------------------------------------------------------------------
Net Assets:
------------------------------------------------------------------------
Beginning of period                                                            489,228,424       321,640,118
------------------------------------------------------------------------   ---------------   ---------------
End of period                                                              $   539,087,455   $   489,228,424
------------------------------------------------------------------------   ===============   ===============

(See Notes which are an integral part of the Financial Statements)

Fountain Square U.S. Treasury Obligations Fund
Notes to Financial Statements
July 31, 1997
-------------------------------------------------------------------------------

(1) Organization

Fountain Square Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. At July 31, 1997, the Trust consisted of thirteen separate investment portfolios. The accompanying financial statements and notes relate only to the U.S. Treasury Obligations Fund (the "Fund").

The investment objective of the Fund is to achieve stability of principal and current income consistent with stability of principal. The Fund pursues its objective by investing in short-term U.S. Treasury obligations.

(2) Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Securities Valuations--Investments of the Fund are valued at either amortized cost, which approximates market value, or at original cost, which combined with accrued interest approximates market value. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security. Short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. In addition, the Fund may not (a) purchase any instruments with a remaining maturity greater than thirteen months unless such instrument is subject to a demand feature, or
     (b) maintain a dollar-weighted average maturity which exceeds 90 days.

B. Repurchase Agreements--The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Trust's advisor to be creditworthy pursuant to guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). It is the policy of the Fund to require the custodian or sub-custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

C. Securities Transactions and Related Income--Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

D. When-Issued and Delayed Delivery Transactions--The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are valued daily and begin earning interest on the settlement date.

E. Dividends to Shareholders--Dividends from net investment income are declared daily and paid monthly and distributable net realized gains, if any, are declared and distributed at least annually. Dividends from net investment income and from net realized capital gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for expiring capital loss carryforwards and deferrals of certain losses.

F. Federal Taxes--It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of their income. Accordingly, no provision for federal income tax is necessary.

(3)  Shares of Beneficial Interest

Transactions in Fund shares were as follows:


                                                          Year                       Year
                                                          Ended                     Ended
                                                         7/31/97                   7/31/96
                                                        --------                  --------
Shares sold                                          1,825,126,116             1,423,327,002
------------------------------------------------------------------------------------------------
Shares issued to shareholders
in payment of distributions declared                     5,305,436                 2,033,312
------------------------------------------------------------------------------------------------
Shares redeemed                                     (1,780,618,543)           (1,257,778,477)
------------------------------------------------------------------------------------------------
Net change resulting from
Fund share transactions                                 49,813,009               167,581,837
------------------------------------------------------------------------------------------------

(4) Investment Advisory Fee and Other Transactions with Affiliates

Investment Advisory Fee--Fifth Third Bank, the Trust's investment Advisor (the "Advisor"), receives for its services an annual investment advisory fee of 0.40%, which based on a percentage of the Fund's average daily net assets.

The Advisor may voluntarily choose to waive a portion of its fee and reimburse certain operating expenses of the Fund. The Advisor can modify or terminate this voluntary waiver and reimbursement at any time at its sole discretion. For the year ended July 31, 1997, the advisor waived $655,154 in advisory fees.

Administrative Fee--Effective December 1, 1995 BISYS Fund Services ("BISYS") became the Trust's administrator. The administrator generally assists in all aspects of the Trust's administration and operation including providing the Fund with certain administrative personnel and services necessary to operate the Fund. Also effective December 1, 1995, pursuant to a separate agreement with BISYS, Fifth Third Bank performs sub-administrative services on behalf of the Fund including providing certain administrative personnel and services necessary to operate the Fund, for which it receives a fee from BISYS computed daily as a percentage of the daily net assets of the Fund. Under the terms of the administration agreement, fees payable to BISYS are computed daily as a percentage of the average net assets of the Trust for the period. Administration fees are computed at 0.10% of first $1 billion of net assets of the Trust, 0.08% of net assets of the Trust between $1 billion and $2 billion, and 0.07% of more than $2 billion of net assets of the Trust. Effective April 1, 1997, the administration fees are computed at 0.20% of first $1 billion of net assets of the Trust, 0.18% of net assets of the Trust between $1 billion and $2 billion, and 0.17% of more than $2 billion of net assets of the Trust. For the fiscal year ended July 31, 1997, BISYS waived $176,976 in administrative fees.

Transfer and Dividend Disbursing Agent, Accounting and Custody Fees--Fifth Third Bank serves as transfer and dividend disbursing agent for the Funds for which it receives a fee. Fifth Third Bank sub-contracts the execution of the transfer and dividend disbursing agent functions to a non-affiliated entity. The fee is based on the level of each Fund's average net assets for the period, plus out-of-pocket expenses. For the year ended July 31, 1997, Fifth Third Bank received $9,322 for transfer and dividend disbursing agent fees.

Fifth Third Bank is the Funds' custodian & portfolio accountant for which it receives a fee. The fees are based on the level of each Fund's average net assets for the period plus out-of-pocket expenses. Fifth Third Bank received fees of $49,349, and $91,138 for custodian and fund accounting services, respectively for the fiscal year ended July 31, 1997.

Certain Officers and Trustees of the Trust are Officers and Trustees of the above companies.

Report of Ernst & Young LLP, Independent Auditors
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of FOUNTAIN SQUARE FUNDS

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Fountain Square U.S. Treasury Obligations Fund (one of the portfolios comprising Fountain Square Funds), as of July 31, 1997, and the related statement of operations for the year then ended, and statement of changes in net assets and financial highlights for the periods presented therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and Perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fountain Square U.S. Treasury Obligations Fund at July 31, 1997, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for the periods presented therein, in conformity with generally accepted accounting principles.


                                                      ERNST & YOUNG LLP

Cincinnati, Ohio
September 12, 1997

ADDRESSES

-----------------------------------------------------------------------------------
          Fountain Square Quality Growth Fund              Fountain Square Funds
          Fountain Square Equity Income Fund               c/o Fifth Third Bank
          Fountain Square Balanced Fund                    38 Fountain Square Plaza
          Fountain Square Mid Cap Fund                     Cincinnati, Ohio 45263
          Fountain Square International Equity Fund
          Fountain Square Bond Fund For Income
          Fountain Square Quality Bond Fund
          Fountain Square U.S. Government Securities Fund
          Fountain Square Municipal Bond Fund
          Fountain Square Ohio Tax Free Bond Fund
-----------------------------------------------------------------------------------
Investment Advisor
          Fifth Third Bank                                 38 Fountain Square Plaza
                                                           Cincinnati, Ohio 45263
-----------------------------------------------------------------------------------
Custodian, Transfer Agent, Dividend Disbursing Agent, and Sub-Administrator
          Fifth Third Bank                                 38 Fountain Square Plaza
                                                           Cincinnati, Ohio 45263
-----------------------------------------------------------------------------------
Distributor and Administrator
          BISYS Fund Services L.P.                         3435 Stelzer Road
                                                           Columbus, Ohio 43219
-----------------------------------------------------------------------------------
Independent Auditors
          Ernst & Young LLP                                1300 Chiquita Center
                                                           250 East Fifth Street
                                                           Cincinnati, Ohio 45202
-----------------------------------------------------------------------------------

                    [LOGO OF FIFTH THIRD BANK APPEARS HERE]

                               Fifth Third Bank
                              Investment Advisor